UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-01519

STATE FARM ASSOCIATES’ FUNDS TRUST

(Exact name of registrant as specified in charter)

One State Farm Plaza	61710-0001
Bloomington, IL
(Address of principal executive offices)	(Zip code)

Alan Goldberg
K&L Gates LLP
Michael L. Tipsord	Three First National Plaza
One State Farm Plaza	70 West Madison St., Suite 3100
Bloomington, Illinois 61710-0001	Chicago, Illinois 60602
(Names and addresses of agents for service)

Registrant’s telephone number, including area code: 1-800-447-0740

Date of fiscal year end: 11/30/2011

Date of reporting period: 11/30/2011

ITEM 1.	REPORTS TO STOCKHOLDERS.

November 30, 2011

State Farm Associates' Funds Trust

ANNUAL REPORT

To enroll in electronic delivery of mutual funds documents, go to **statefarm.com®**, log into your account, scroll down to *State Farm Mutual Funds*, and then click on *Electronic Delivery*.

State Farm Growth Fund

State Farm Balanced Fund

State Farm Interim Fund

State Farm Municipal Bond Fund

Before investing, consider the Funds’ investment objectives, risks, charges and expenses. Contact State Farm VP Management Corp.(1-800-447-0740) for a prospectus or summary prospectus containing this and other information. Read it carefully.

A description of the policies and procedures that the Funds use to determine how to vote proxies relating to portfolio securities, and information regarding how the Funds voted proxies relating to portfolio securities during the most recent 12 month period ended June 30, are available without charge upon request at 1-800-447-0740 and at “http://www.sec.gov.”

The Funds file complete schedules of portfolio holdings for each Fund with the Securities and Exchange Commission (the “Commission”) for the first and third quarters of each fiscal year on Form N-Q. The Funds’ Forms N-Q are available on the Commission’s website at “http://www.sec.gov.” The Funds’ Forms N-Q may be reviewed and copied at the Commission’s Public Reference Room in Washington, D.C., and information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The Funds make the information on Form N-Q available to shareholders upon request without charge at 1-800-447-0740.

Any website referenced in this report is an inactive textual reference only, and information contained in or otherwise accessible through that website does not form a part of, and is not incorporated by reference into, this report.

ANNUAL REPORT

Message to Shareholders of State Farm Associates’ Funds Trust

Dear Fellow Shareholders,

Thank you for investing with State Farm Mutual Funds®. Enclosed is the Annual Report for the 12-month period ended November 30, 2011. In this report you will find management’s discussion of investment philosophy and process for each of the Funds offered by the Trust, factors that affected each Fund’s performance over the 12-month period, and benchmark index comparisons that are designed to put that performance into context.

During the 2011 fiscal year, the financial markets experienced significant challenges and price volatility. Nonetheless, the major U.S. equity and fixed income markets generated positive total returns while the major international equity markets generated negative total returns.

The table below shows annual total returns for each of the four Funds compared to their respective benchmarks for the 12-month period ended November 30, 2011.

Average Annual Total Returns (as of November 30, 2011)[1]

Fund	Annual Total Returns 1-year
State Farm Growth Fund	5.63%
Benchmark: S&P 500 Index	7.83%

State Farm Balanced Fund	5.21%
Benchmark: Blended benchmark*	6.52%

State Farm Interim Fund	2.19%
Benchmark: Barclays Capital 1-5 Year U.S. Treasury Index	2.50%

State Farm Municipal Bond Fund	5.97%
Benchmark: Barclays Capital Municipal Bond Index	6.53%

* 60% S&P 500 Index / 40% Barclays Capital Intermediate Gov/Credit Index (rebalanced on a monthly basis)

The performance data quoted represents past performance and does not guarantee future results. Investment return and principal value will fluctuate and Fund shares, when redeemed, may be worth more or less than their original cost. Recent performance may be less than the figures shown. Obtain total returns current to the most recent month-end by calling our Securities Response Center at 1.800.447.0740. It is not possible to invest directly in an index.

U.S. equity markets, as represented by the S&P 500 Index, generated a 7.83% total return for the 12-month period ended November 30, 2011. During this time period, the market environment was influenced by many positive factors, including higher corporate earnings, rising dividends, and generally modest increases in Gross Domestic Product (GDP). Moreover, the Federal Reserve maintained an accommodative monetary policy by leaving the Fed Funds Rate unchanged in a target range of 0% to 0.25%, where it remained for the

[1]

Source: State Farm Mutual Funds returns prepared by State Farm Investment Management Corp. (SFIMC), the Funds’ investment adviser. S&P 500 Index return provided by Bloomberg. The S&P 500® Index is a capitalization-weighted measure of common stocks of 500 large U.S. companies.

The blended benchmark return provided by SFIMC. The blended benchmark is comprised of 60% S&P 500 Index / 40% Barclays Capital Intermediate Gov/Credit Index. The Barclays Capital Intermediate Government/Credit Index contains approximately 4,029 U.S. Treasury, corporate and other securities with an average maturity of about 4.40 years.

The Barclays Capital 1-5 Year U.S. Treasury Index return provided by Barclays Capital Inc. The Barclays Capital 1-5 Year U.S. Treasury Index measures the performance of short-term U.S. Treasury Securities maturing within one to five years.

The Barclays Capital Municipal Bond Index return provided by Barclays Capital Inc. The Barclays Capital Municipal Bond Index is an unmanaged index representative of the tax-exempt bond market and is made up of investment grade municipal bonds issued after 12/31/90 having a remaining maturity of at least one year.

Message to Shareholders of State Farm Associates’ Funds Trust (continued)

entire 12-month period ended November 30, 2011. However, the market environment was not without its challenges throughout the period. During the fiscal year, equity markets were especially volatile due in part to ongoing sovereign debt issues in several European countries, including Greece, Spain, and Italy. Additionally, the equity markets were negatively impacted by the political unrest in the Middle East, the disasters in Japan, and concerns about federal budget issues here in the United States.

Bond markets, as represented by the Barclays Capital 1-5 Year U.S. Treasury Index, generated a total return of 2.50% during the 12-month period ended November 30, 2011, as interest rates declined during the period. Over the entire 12-month period, the yield on 10-year U.S. Treasuries declined from 2.81% on December 1, 2010, to 2.08% on November 30, 2011. Short-term yields remained low, with 3-month U.S. Treasury yields ranging between 0.00% and 0.17% during the period. Interest rates were affected by ongoing concerns over the European debt crisis, which helped lift the demand for U.S. Treasuries.2

While dramatic changes in the markets, either positive or negative, are part of investing, State Farm Investment Management Corp. has consistently maintained a long term, disciplined approach to managing investment risk.

Included for your review are audited financial statements and a complete list of portfolio holdings to help you further understand the Funds you own. We encourage your review and consideration of this entire report. Thank you for your continued investment in State Farm Mutual Funds®.

Sincerely,

Joe R. Monk Jr.
Senior Vice President
State Farm Investment Management Corp.

[2]

Source: The U.S. Department of Treasury. A 10-year U.S. Treasury Bond is a debt obligation issued by the U.S. Treasury that has a term of more than one year, but not more than 10 years. A 3-month U.S. Treasury Bill is a debt obligation issued by the U.S. Treasury that has a term of 92 days or less. U.S. Treasury securities are backed by the full faith and credit of the U.S. government and are guaranteed only as to the prompt payment of principal and interest, and are subject to market risks if sold prior to maturity. Bonds have historically been less volatile than stocks, but are sensitive to changes in interest rates. Past performance does not guarantee future results.

2

State Farm Growth Fund Management’s Discussion of Fund Performance (unaudited)

Overview

Describe the Fund’s investment objective and philosophy.

The State Farm Growth Fund is managed with a long-term investment orientation. Our investment process is based on a rigorous fundamental analysis of companies. We focus on risk as well as the potential for reward. We look for well managed companies with a niche or business specialty that serves an appropriately-sized market opportunity. We prefer companies with a strong customer focus and a history of prudent financial decisions. We also believe that dividends are an important part of an investment’s total return and therefore prefer companies that pay a regular dividend. While we are conscious of how the Fund’s portfolio differs from its broad-based benchmark, the S&P 500 Index, we do not make decisions based upon the Index.

Describe the relevant market environment as it related to the Fund for the reporting period.

The market environment was influenced by many positive factors including: higher corporate earnings, rising dividends, and generally modest increases in Gross Domestic Product (GDP). Moreover, the Federal Reserve maintained an accommodative monetary policy by leaving the Fed Funds Rate unchanged in a target range of 0% to 0.25%, where it remained for the entire 12-month period ended November 30, 2011. However, the market environment was not without its challenges throughout the period. During the fiscal year, equity markets were especially volatile due in part to ongoing sovereign debt issues in several European countries, including Greece, Spain, and Italy. Additionally, the equity markets were negatively impacted by the political unrest in the Middle East, the disasters in Japan, and concerns about federal budget issues here in the United States.

Throughout the year, oil and gold prices were volatile. Oil prices began the period at around $84/barrel and rose to around $100/ barrel by the end of November 2011, an increase of 19% for the 12-month period. Gold prices began the period at around $1,385 per troy ounce and increased to around $1,746/oz. by the end of November 2011, an increase of 26% for the 12-month period.

Despite concerns of the sovereign debt crisis in Europe, the U.S. dollar fell against the euro during the period. For the period December 2010 through November 2011, the U.S. dollar fell by approximately –3% to $1.34/euro. Versus the British pound, the U.S. dollar fell by approximately –1% during the period to $1.57/£.

The 12-month total return for the S&P 500 Index was 7.83% for the period ended November 30, 2011. The total return for the period reflected an increase in corporate earnings per share for the S&P 500 Index companies of approximately 16%, a contraction of the price/earnings valuation of the S&P 500 Index of approximately –9%, and a dividend return of approximately 2.2%.

Provide an illustration of the Fund’s investments.

Fund Composition*

(unaudited)

*	Illustrated by Industry and based on total net assets as of November 30, 2011. Please refer to the Schedule of Investments later in this report for details concerning Fund holdings.

**	Represents 10 other industries, each of which represents less than 5% of total net assets.

How did the Fund perform during the reporting period?

For the 1-year period ended November 30, 2011, the State Farm Growth Fund had a total return of 5.63% after expenses, compared to a 7.83% total return for the S&P 500 Index. The line graph below provides additional perspective on the Fund’s long term results.

Comparison of change in value of $10,000 investment

for the years ended November 30

The performance data quoted above represents past performance and does not guarantee future results. Investment return and principal value will fluctuate and Fund shares, when redeemed, may be worth more or less than their original cost. Recent performance may be less than the figures shown. Obtain total returns current to the most recent month-end by calling our Securities Response Center at 1.800.447.0740. These figures do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Performance Analysis

What factors helped and hindered performance during the reporting period?

Companies in the State Farm Growth Fund from the Oil & Gas and Health Care sectors performed relatively well. Exxon Mobil Corp. (6.94% of total net assets) was the largest contributor to the Fund’s return, gaining nearly 16% for the reporting period. In addition, within Oil & Gas, Chevron Corp. (3.59% of total net assets) was up 27% and BG Group (2.25% of total net assets) increased 18%. In the Health Care sector, Pfizer Corp. (1.95% of total net assets) gained over 23%, while Johnson & Johnson (5.30% of total net assets) was up 5% and Abbott Laboratories (1.52% of total net assets) increased over 17%.

International Business Machines Corp. (3.60% of total net assets) was the best performing stock in the Fund’s portfolio in terms of price change, increasing 33% for the year. International Business Machines Corp. was the second largest contributor to the Fund’s return during the period.

Also contributing to the Fund’s positive result were several holdings in the Machinery & Manufacturing, Electronic/Electrical Manufacturing, and Consumer & Marketing industries. Within Machinery & Manufacturing, Caterpillar Inc. (2.83% of total net assets) posted a gain of nearly 16%. In Electronic/Electrical Manufacturing, Intel Corp. (1.99% of total net assets) improved 18%. Among the Consumer & Marketing holdings, Colgate Palmolive Co. (1.32% of total net assets) experienced a price gain of nearly 20%.

The top five individual detractors to Fund performance came from a broad range of industries, including Computers, Mining & Metals, Building Materials & Construction, Banks, and Telecom & Telecom Equipment. Hewlett-Packard Co. (2.78% of total net assets) was the largest detractor to the Fund’s return with a price decrease of over –33%. Also detracting from the return was Rio Tinto PLC ADR (1.59% of total net assets), Vulcan Materials Co. (1.11% of total net assets), Northern Trust Corp. (0.57% of total net assets), and Corning Inc. (0.56% of total net assets), which declined –17%, –19%, –25%, and –25%, respectively.

*	The S&P 500® Index is a capitalization-weighted measure of the common stocks of 500 large U.S. companies.

The S&P 500® Index represents an unmanaged group of stocks that differs from the composition of the Growth Fund. Unlike an investment in the Growth Fund, a theoretical investment in the Index does not reflect any expenses. It is not possible to invest directly in an index.

Other top ten holdings of the Fund include Sigma-Aldrich Corp. (5.88% of total net assets), Procter & Gamble Co. (3.76% of total net assets), and Archer-Daniels-Midland Co. (3.45% of total net assets), which posted gains of 3%, 6%, and 4%, respectively. Meanwhile, Walt Disney Co. (3.23% of total net assets) declined –2% during the period.

The State Farm Growth Fund’s portfolio turnover over the past 12 months was 0.52%, which is consistent with the Fund’s investment philosophy and approach. There were 63 holdings in the Fund totaling approximately $3.0 billion in assets at the end of the reporting period compared to 64 holdings and approximately $3.0 billion in assets one-year earlier. As discussed in the Overview – we feel that a company’s dividend policy is an important component in the analysis and selection of securities for the State Farm Growth Fund. From January 1, 2011, through November 30, 2011, 48 of the stocks in the portfolio, accounting for nearly 84% of the Fund’s total net assets, increased their dividends.

Given the performance analysis above, what factors should shareholders take into consideration when reviewing the Fund’s performance?

We are long-term investors who spend a lot of time getting to know companies and the people who run them. We seek to understand the company’s long term strategies as well as the competitive advantages and risks inherent in them. When we invest in a company, it is normally our intention to maintain that investment for a very long period of time. Our investment strategy generally is not influenced by short term factors. Our philosophy sometimes will result in periods when the Fund’s performance trails that of the market. We define risk as the permanent loss of investment capital. We believe that our philosophy combined with our views on risk have produced competitive returns versus the benchmark over a long period of time.

State Farm Balanced Fund Management’s Discussion of Fund Performance (unaudited)

Overview

Describe the Fund’s investment objective and philosophy.

The State Farm Balanced Fund is invested in a combination of stocks and bonds in the pursuit of long-term growth of principal while providing some current income. The Balanced Fund seeks to achieve its objective by investing approximately 60% of its total assets in common stocks, and ordinarily limits its common stock investments to no more than 75% of total assets. The Balanced Fund ordinarily invests at least 25% of its total assets in fixed income securities, but for a time may choose to invest as much as 75% of its total assets in fixed income securities, including short-term securities. The equity allocation is managed with a conservative bias that favors large capitalization companies that we believe are well managed with a niche or business specialty. The fixed income component invests in high quality U.S. government and corporate bonds primarily of intermediate maturity and seeks to provide shareowners with current income in addition to some protection from equity market volatility. We tend to maintain a long term investment orientation with both the stock and bond investments in the Fund.

Describe the relevant market environment as it related to the Fund for the reporting period.

The market environment was influenced by many positive factors including: higher corporate earnings, rising dividends, and generally modest increases in Gross Domestic Product (GDP). Moreover, the Federal Reserve maintained an accommodative monetary policy by leaving the Fed Funds Rate unchanged in a target range of 0% to 0.25%, where it remained for the entire 12-month period ended November 30, 2011. However, the market environment was not without its challenges throughout the period. During the fiscal year, equity markets were especially volatile due in part to ongoing sovereign debt issues in several European countries, including Greece, Spain, and Italy. Additionally, the equity markets were negatively impacted by the political unrest in the Middle East, the disasters in Japan, and concerns about federal budget issues here in the United States.

Throughout the year, oil and gold prices were volatile. Oil prices began the period at around $84/barrel and rose to around $100/ barrel by the end of November 2011, an increase of 19% for the 12-month period. Gold prices began the period at around $1,385 per troy ounce and increased to around $1,746/oz. by the end of November 2011, an increase of 26% for the 12-month period.

Despite concerns of the sovereign debt crisis in Europe, the U.S. dollar fell against the euro during the period. For the period December 2010 through November 2011, the U.S. dollar fell by approximately –3% to $1.34/euro. Versus the British pound, the U.S. dollar fell by approximately –1% during the period to $1.57/£.

The 12-month total return for the S&P 500 Index was 7.83% for the period ended November 30, 2011. The total return for the period reflected an increase in corporate earnings per share for the S&P 500 Index companies of approximately 16%, a contraction of the price/earnings valuation of the S&P 500 Index of approximately –9%, and a dividend return of approximately 2.2%.

Bond markets, as represented by the Barclays Capital Intermediate Government/Credit Index, generated a total return of 3.67% during the 12-month period ended November 30, 2011. The performance of the Index was driven primarily by the Intermediate Government-portion (72.87% Index weighting), which posted a total return of 4.11%, while the Intermediate Credit-portion (27.13% Index weighting) generated a total return of 2.95% . The total return of the Intermediate Government-portion was comprised of a price return of 1.63% and a coupon return of 2.48%. Meanwhile, 1 the total return of the Intermediate Credit-portion was comprised of a price return of –1.67% and a coupon return of 4.61%.1

Provide an illustration of the Fund’s investments.

Fund Composition*

(unaudited)

*	Illustrated by Type of Security and based on total net assets as of November 30, 2011. Please refer to the Schedule of Investments later in this report for details concerning Fund holdings.

[1]	Source: Barclays Capital Live®

How did the Fund perform during the reporting period?

For the 1-year period ended November 30, 2011, the State Farm Balanced Fund had a total return of 5.21% after expenses. The total return of the blended benchmark was 6.52% for the same period. The blended benchmark used is a combination of 60% S&P 500 Index and 40% Barclays Capital Intermediate Government/Credit Index (rebalanced on a monthly basis). The total return of the all equity benchmark S&P 500 Index was 7.83%, while the fixed income benchmark Barclays Capital Intermediate Government/ Credit Index had a total return of 3.67% over the same time period. The line graph below provides additional perspective on the Fund’s long term results.

Comparison of change in value of $10,000 investment

for the years ended November 30

The performance data quoted above represents past performance and does not guarantee future results. Investment return and principal value will fluctuate and Fund shares, when redeemed, may be worth more or less than their original cost. Recent performance may be less than the figures shown. Obtain total returns current to the most recent month-end by calling our Securities Response Center at 1.800.447.0740. These figures do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Performance Analysis

What factors helped and hindered performance during the reporting period?

Equity portion of the Fund (54.55% of total net assets at the end of the period)

Companies in the State Farm Balanced Fund from the Oil & Gas and Health Care sectors performed relatively well. Chevron Corp. (2.30% of total net assets) was the second largest contributor to the Fund’s return, gaining 27%. In addition, within Oil & Gas, Exxon Mobil (2.80% of total net assets) and Royal Dutch Shell PLC ADR (1.18% of total net assets) were up nearly 16% and 15%, respectively. In the Health Care sector, Pfizer Corp. (1.50% of total net assets) gained over 23%, while Allergan Inc. (1.01% of total net assets) increased over 26% during the period.

International Business Machines Corp. (2.22% of total net assets) was the best performing stock in the Fund’s portfolio in terms of price change, increasing 33% for the year and was also the largest contributor to the Fund’s return during the period.

*	The S&P 500® Index is a capitalization-weighted measure of the common stocks of 500 large U.S. companies.
**	The Barclays Capital Intermediate Government/Credit Index contains approximately 4,029 U.S. Treasury, corporate and other securities with an average maturity of about 4.40 years.
***	State Farm Investment Management Corp. computes the Blended Benchmark using 60% S&P 500 Index and 40% Barclays Capital Intermediate Gov/Credit Index (rebalanced on a monthly basis).

The S&P 500® Index and the Barclays Capital Intermediate Gov/Credit Index represent unmanaged groups of stocks and bonds that differ from the composition of the Balanced Fund. Unlike an investment in the Balanced Fund, theoretical investments in the Indices or Blended Benchmark do not reflect any expenses. It is not possible to invest directly in an index or the Blended Benchmark.

Also contributing to the Fund’s positive result were several holdings in the Machinery & Manufacturing, Electronic & Electrical Manufacturing, and Consumer & Marketing industries. Within Machinery & Manufacturing, Caterpillar Inc. (1.99% of total net assets) posted a gain of nearly 16%. In Electronic & Electrical Manufacturing, Intel Corp. (1.15% of total net assets) improved 18%. Among the Consumer & Marketing holdings, Procter & Gamble (2.40% of total net assets) experienced a price gain of nearly 6%.

The top five individual detractors to Fund performance came from a broad range of industries, including Computers, Mining & Metals, Media & Broadcasting, Telecom & Telecom Equipment. Hewlett-Packard Co. (1.64% of total net assets) was the largest detractor to the Fund’s return with a price decrease of over –33%. Also detracting from the return was Rio Tinto PLC ADR (1.21% of total net assets), Thomson Reuters Corp. (0.40% of total net assets), Rio Tinto PLC (0.63% of total net assets ), and Corning Inc. (0.38% of total net assets), which declined –17%, –26%, –17%, and –25%, respectively.

Other top ten holdings of the Fund include Walt Disney Co. (2.97% of total net assets), which declined –2%. Meanwhile, Sigma-Aldrich Corp. (2.47% of total net assets), Archer-Daniels-Midland Co. (2.20% of total net assets), and Johnson & Johnson (2.10% of total net assets), gained 3%, 4%, and 5%, respectively.

Turnover in the equity portion of the State Farm Balanced Fund’s portfolio over the past 12 months was 0.55%, which is consistent with the Fund’s investment philosophy and approach. There were 73 holdings in the equity portion of the Fund totaling approximately $703 million in assets at the end of the reporting period compared to 74 holdings and approximately $696 million in assets one-year earlier. We also feel that a company’s dividend policy is an important component in the analysis and selection of equity securities for the State Farm Balanced Fund. From January 1, 2011, through November 30, 2011, 54 of the stocks in the portfolio, accounting for nearly 82% of the equity portion of the Fund’s net assets, increased their dividends.

Fixed Income portion of the Fund (44.96% of total net assets at the end of the period)

An intermediate maturity structure continues to be the Fund’s investment orientation with 65.8% of the fixed income securities (representing 29.6% of total net assets) maturing within 3-11 years. These securities included U.S. Treasury securities (25.30% of total net assets) and corporate bonds (13.75% of total net assets). From a credit rating standpoint, the majority of the fixed income portion of the Fund was invested in Aaa-rated securities, including U.S. Treasury bonds and certain corporate bonds (57.6% of fixed income assets). The remaining corporate fixed income portfolio was invested in Aa-rated bonds (6.4% of fixed income assets), single A-rated debt (19.9% of fixed income assets), and Baa-rated bonds (3.1% of fixed income assets).2

The positive total return of the fixed income portion of the Fund over the 12-month period was generated by the Fund’s holdings of U.S. Treasury securities and corporate bonds, which both had total returns in the mid-single digits. The Fund’s position in corporate bonds provided a favorable return comparison relative to the Barclays Capital Intermediate Gov/Credit Index. The Fund’s fixed-income investment orientation of investing in intermediate-term, higher quality bonds helped to provide stability and serve as a buffer to the volatility from the equity portion of the State Farm Balanced Fund throughout the year. The duration of the State Farm Balanced Fund’s bond portfolio at the end of November 2011 stood at 3.7 years, which is up slightly from 3.4 years on December 1, 2010. Duration is a statistical calculation that measures a bond’s (or in this case, a bond portfolio’s) price sensitivity relative to general movements in interest rates.

Given the performance analysis above, what factors should shareholders take into consideration when reviewing the Fund’s performance?

The Fund is designed and managed as a balanced fund that blends both stocks and bonds together in one convenient investment. Given that structure, performance for the Fund over the long term will typically (but not always) fall somewhere in between the return of a stock index like the S&P 500 Index and a bond index like the Barclays Capital Intermediate Government/Credit Index.

[2]

Ratings by Moody’s Investor Services Inc. (“Moody’s”). Percentages are based on total fixed income investments as of November 30, 2011. Of the remaining fixed income investments, 0.9% were not rated by Moody’s, and 12.1% were short term investments.

State Farm Interim Fund Management’s Discussion of Fund Performance (unaudited)

Overview

Describe the Fund’s investment objective and philosophy.

The State Farm Interim Fund is managed in a fashion that seeks to achieve over a period of years, the highest yield possible that is consistent with low price volatility. When managing the Fund, we are generally buy-and-hold investors who focus primarily on U.S. Government obligations. General investment practice within the Fund is to maintain a portfolio with approximately equal amounts maturing over the next six years.

Describe the relevant market environment as it related to the Fund for the reporting period.

Throughout the 1-year period ended November 30, 2011, fixed-income markets were impacted by factors including strong growth in corporate earnings, rising dividends and generally modest increases in Gross Domestic Product (GDP). Interest rates were affected by ongoing concerns over the European debt crisis, which helped to lift the demand for U.S. Treasuries. In addition, the Federal Reserve maintained an accommodative monetary policy by leaving the Fed Funds Rate unchanged in a target range of 0% to 0.25%, where it remained for the entire 12-month period ended November 30, 2011.

During the 1-year period, the U.S. Treasury yield curve flattened somewhat with interest rates declining on longer-maturity U.S. Treasuries to a greater extent than on short- and intermediate-maturity U.S. Treasuries. For example, the yield on 10-year U.S. Treasuries declined 73 basis points from 2.81% on December 1, 2010 to 2.08% on November 30, 2011, while the yield on 2-year U.S. Treasuries decreased 20 basis points from 0.45% on December 1, 2010 to 0.25% on November 30, 2011. Short term yields remained at historic low levels, with 3-month U.S. Treasury yields decreasing from 0.17% on December 1, 2010, to 0.01% on November 30, 2011.

Overall, for the year ended November 30, 2011, short- and intermediate-maturity U.S. Treasuries underperformed relative to longer-maturity U.S. Treasuries. For the 1-year period, the total return for 1-3 year U.S. Treasuries and Intermediate-maturity U.S. Treasuries were 1.31% and 4.37%, respectively, compared to a total return of 24.69% on 20+ year U.S. Treasuries.

Provide an illustration of the Fund’s investments.

Fund Composition*

(unaudited)

*	Illustrated by Type of Security and based on total net assets as of November 30, 2011. Please refer to the Schedule of Investments later in this report for details concerning Fund holdings.

How did the Fund perform during the reporting period?

For the 1-year period ended November 30, 2011, the State Farm Interim Fund had a total return of 2.19% after expenses, compared to a return of 2.50% for the Barclays Capital 1-5 Year U.S. Treasury Index. The line graph below provides additional perspective on the Fund’s long term results.

Comparison of change in value of $10,000 investment

for the years ended November 30

The performance data quoted above represents past performance and does not guarantee future results. Investment return and principal value will fluctuate and Fund shares, when redeemed, may be worth more or less than their original cost. Recent performance may be less than the figures shown. Obtain total returns current to the most recent month-end by calling our Securities Response Center at 1.800.447.0740. These figures do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Performance Analysis

What factors helped and hindered performance during the reporting period?

The Fund’s orientation towards short- and intermediate-maturity U.S. Treasury Notes provided a positive total return as interest rates declined on 1-5 year U.S. Treasuries throughout the 1-year period. Short- and intermediate-maturity U.S. Treasuries underperformed relative to longer-maturity U.S. Treasuries over the 12-month period ended November 30, 2011. As mentioned earlier, the Fund maintains generally equal amounts of exposure across a six-year maturity spectrum. As bonds mature, they are reinvested in U.S. Treasury Notes at prevailing interest rate levels. The duration of the State Farm Interim Fund at the end of November 2011 stood at 2.6 years which is up from 2.2 years on December 1, 2010. The Fund’s duration was lower than the duration on its benchmark (the Barclays Capital 1-5 Year U.S. Treasury Index) of 2.7 years as of November 30, 2011. In an environment of declining interest rates during the reporting period, the Fund underperformed relative to its benchmark due in part to its lower duration orientation. Duration is a statistical calculation that measures a bond’s (or in this case, a bond fund’s) price sensitivity relative to general movements in interest rates.

Given the performance analysis above, what factors should shareholders take into consideration when reviewing the Fund’s performance?

Given its investment objective of high current income consistent with low price volatility, the Fund is designed to be a stable, low risk element of a diversified portfolio. As interest rates fall, bond prices rise and vice versa. If interest rates remain at current low levels or decline further, total returns (interest plus price gains) may increase. Conversely, if interest rates increase, total returns may decline.

*	The Barclays Capital 1-5 Year U.S. Treasury Index measures the performance of short-term U.S. Treasury Securities maturing within one to five years.

The Barclays Capital 1-5 Year U.S. Treasury Index represents an unmanaged group of bonds that differs from the composition of the Interim Fund. Unlike an investment in the Interim Fund, a theoretical investment in the Index does not reflect any expenses. It is not possible to invest directly in an index.

State Farm Municipal Bond Fund Management’s Discussion of Fund Performance (unaudited)

Overview

Describe the Fund’s investment objective and philosophy.

The State Farm Municipal Bond Fund seeks as high a rate of income exempt from federal income taxes as is consistent with prudent investment management. Income may be subject to state and local taxes and (if applicable) the Alternative Minimum Tax (AMT). In managing the Fund, we focus on high credit quality bonds with an investment philosophy that seeks to provide competitive total returns, while managing for tax efficiency within the municipal bond asset class over the long run.

The municipal bond market, while relatively small in total assets compared to the taxable market, is very broad by number of issuers. As a result, we believe that fundamental research and professional management are critical to success. While we diversify the maturity spectrum of the bonds within the portfolio, we tend to favor the intermediate-maturity range (currently maturities of 8-15 years) for the bulk of the Fund’s assets. The Fund also seeks to remain invested mainly in bonds of high-credit quality in an attempt to reduce the risk of loss to investment principal as a result of credit losses.

While we are conscious of how the Fund’s portfolio differs from its broad-based benchmark, the Barclays Capital Municipal Bond Index, we do not make decisions based upon the Index.

Describe the relevant market environment as it related to the Fund for the reporting period.

Throughout the 1-year period ended November 30, 2011, fixed-income markets were impacted by factors including higher corporate earnings, rising dividends and generally modest increases in Gross Domestic Product (GDP). Interest rates were affected by ongoing concerns over the European debt crisis, which helped to lift the demand for U.S. Treasuries. In addition, the Federal Reserve maintained an accommodative monetary policy by leaving the Fed Funds Rate unchanged in a target range of 0% to 0.25%, where it remained for the entire 12-month period ended November 30, 2011.

As illustrated in Table 1 below, the municipal bond yield curve flattened as intermediate- and longer-maturity yields declined more than short-maturity yields over the 1-year period ended November 30, 2011.

Table 1: Municipal Market Data (MMD) Yields (%) – AAA-Rated General Obligation Municipal Bonds1

Date	1-Year	5-Year	10-Year	20-Year
December 1, 2010	0.37%	1.36%	2.79%	3.94%
November 30, 2011	0.25%	1.12%	2.22%	3.51%

Increase/(Decrease) in Yield	(0.12%)	(0.24%)	(0.57%)	(0.43%)

[1]

The Municipal Market Data AAA yield curve is indicative of AAA tax-exempt offered-side, institutional yield levels and may vary from actual yields attained. Source: © 2011 Thomson Reuters. Information provided by Thomson Reuters is not intended for trading purposes, nor do they provide any form of advice (investment, tax, legal) amounting to investment advice, or make any recommendations regarding particular financial instruments, investments or products. Neither Thomson Reuters nor its third party content providers shall be liable for any errors, inaccuracies, or for any actions taken in reliance thereon. THOMSON REUTERS EXPRESSLY DISCLAIMS ALL WARRANTIES, EXPRESSED OR IMPLIED, AS TO THE ACCURACY OF THE INFORMATION, OR AS TO THE FITNESS OF THE INFORMATION FOR ANY PURPOSE.

As illustrated in Table 2 below, annual total returns (as of November 30, 2011) on various components of the Barclays Capital Municipal Bond Index were positive all along the maturity yield curve, with higher returns produced at the longer-end of the curve. The Barclays Capital Municipal Bond Index had a total return of 6.53% for the 1-year period ended November 30, 2011.

Table 2: Barclays Capital Municipal Bond Index - Component Returns by Maturity2

Maturity	Annual Total Return (as of November 30, 2011)
1-Year Municipal Bonds	1.41%
3-Year Municipal Bonds	2.66%
5-Year Municipal Bonds	4.47%
7-Year Municipal Bonds	6.35%
10-Year Municipal Bonds	7.68%
15-Year Municipal Bonds	7.83%
20-Year Municipal Bonds	8.21%
Long-Bond (22+ Year) Municipal Bonds	8.32%

[2]

Source: Barclays Capital Live®. Past performance does not guarantee future results. The data illustrated provides component annual total returns by municipal bond maturities of the Barclays Capital Municipal Bond Index.

From a total return standpoint, the lower end of investment-grade quality municipal bonds (A and Baa rated bonds) outperformed relative to higher investment-grade quality municipal bonds (Aaa and Aa rated bonds) within the Barclays Capital Municipal Bond Index over the reporting period as illustrated by those credit quality component returns in Table 3 below:

Table 3: Barclays Capital Municipal Bond Index - Component Returns by Credit Quality Ratings3

Credit Quality	Annual Total Return (as of November 30, 2011)
Aaa Rated Bonds	5.55%
Aa Rated Bonds	6.24%
A Rated Bonds	7.66%
Baa Rated Bonds	6.88%

[3]

Source: Barclays Capital Live®. Past performance does not guarantee future results. The data illustrated provides component annual total returns by credit quality ratings of the Barclays Capital Municipal Bond Index.

As of November 30, 2011, the 3.51% yield on 20-year Aaa-rated municipal bonds exceeded the 2.77% yield offered on comparable 20-year taxable U.S. Treasuries by 74 basis points, which is an abnormal yield spread relationship. Typically, long-term municipal bonds offer approximately 75% to 90% of the yields available on comparable U.S. Treasuries because of the federal income tax benefits associated with municipal bonds. This yield comparison has been typically used as a general gauge within the industry to determine the relative attractiveness of municipal securities.

Provide an illustration of the Fund’s investments.

Fund Composition*

(unaudited)

*	Illustrated by Type of Security and based on total net assets as of November 30, 2011. Please refer to the Schedule of Investments later in this report for details concerning Fund holdings.

How did the Fund perform during the reporting period?

The State Farm Municipal Bond Fund had a total return of 5.97% for the 1-year period ended November 30, 2011, after expenses. This is compared to a 6.53% total return for the Barclays Capital Municipal Bond Index over the same timeframe. The line graph below provides additional perspective on the Fund’s long term results.

Comparison of change in value of $10,000 investment

for the years ended November 30

The performance data quoted above represents past performance and does not guarantee future results. Investment return and principal value will fluctuate and Fund shares, when redeemed, may be worth more or less than their original cost. Recent performance may be less than the figures shown. Obtain total returns current to the most recent month-end by calling our Securities Response Center at 1.800.447.0740. These figures do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Performance Analysis

What factors helped and hindered performance during the reporting period?

The Fund produced a positive total return for the 1-year period. However, as illustrated in Table 2 above, longer-maturity bonds outperformed intermediate maturities which in turn outperformed short maturities over the 1-year period. Consistent with the Fund’s intermediate-maturity orientation, only 0.62% of total investments were in bonds having maturities over 22 years as compared to 20.39% for the Barclays Capital Municipal Bond Index, the Fund’s benchmark, as of November 30, 2011. In addition, relative to the benchmark, the Fund had a higher concentration in bonds having maturities between 6-12 years which underperformed relative to longer-maturity bonds during the year. Table 4 below provides a comparison of the maturity allocation of the Municipal Bond Fund relative to the Barclays Capital Municipal Bond Index as of November 30, 2011.

*	The Barclays Capital Municipal Bond Index is an unmanaged index representative of the tax-exempt bond market and is made up of investment grade municipal bonds issued after 12/31/90 having a remaining maturity of at least one year.

The Barclays Capital Municipal Bond Index differs from the composition of the Municipal Bond Fund. Unlike an investment in the Municipal Bond Fund, a theoretical investment in the Index does not reflect any expenses. It is not possible to invest directly in an index.

Table 4: Maturity Comparison: State Farm Municipal Bond Fund versus the Barclays Capital Municipal Bond Index (as of November 30, 2011)

Maturity Range	State Farm Municipal Bond Fund Allocation	Barclays Capital Municipal Bond Index Allocation
0-6 Years	13.83%	25.90%
6-12 Years	34.30%	24.32%
12-22 Years	51.25%	29.39%
22+ Years	0.62%	20.39%

We seek to maintain the risk profile of the Fund with respect to volatility (duration), interest rate risk and capital (credit risk). Throughout the reporting period, the Fund’s modified duration decreased slightly from 4.71 years as of December 1, 2010 to 4.66 years as of November 30, 2011. Modified duration is a statistical calculation that measures a bond’s (or in this case, a bond fund’s) price sensitivity relative to general movements in interest rates. The Fund maintained a high quality credit orientation consistent with the Fund’s historical investment philosophy throughout the reporting period ended November 30, 2011. Table 5 below provides an illustration of the Fund’s credit quality orientation compared to the Index as of November 30, 2011. Over the reporting period, the lower end of investment-grade quality municipal bonds (A and Baa rated bonds) outperformed relative to higher investment-grade quality municipal bonds (Aaa and Aa rated bonds) as previously illustrated in Table 3 above.

Table 5: Credit Ratings Comparison (as of November 30, 2011)4

Credit Ratings	State Farm Municipal Bond Fund Allocation	Barclays Capital Municipal Bond Index Allocation
Aaa/AAA	12.30%	8.63%
Aa/AA	72.80%	50.82%
A	12.65%	30.28%
Baa/BBB or Lower	0.00%	9.64%
NR (Not Rated)	2.25%	0.63%

Total Long-Term Investments/Securities	100.00%	100.00%

[4]

Illustrated by Credit Quality and based on total long-term investments for the Fund and total securities for the Index as of November 30, 2011. Reflects the lower of Moody’s, Standard and Poor’s, or Fitch issuer specific ratings. The issuer specific ratings do not reflect any bond insurer ratings.

The difference in maturity structure between the Fund and benchmark along with the Fund’s higher credit quality orientation than the benchmark both played a role in the Fund’s relative underperformance versus the benchmark during the reporting period. As highlighted earlier, the objective of the Fund is to seek as high a rate of income exempt from federal income taxes as is consistent with prudent investment management. The Fund has been invested with a bias towards high-credit quality, intermediate maturity bonds. Adopting additional risk by increasing duration significantly and/or increasing the weighting in lower-credit quality bonds would not have been consistent with the Fund’s historical investment philosophy.

The number of individual bonds held in the portfolio increased over the reporting period from 364 to 386 bonds. Turnover for the reporting period was 10.8%. Investments within the State of Florida represented the largest single allocation in any state representing 6.36% of total net assets, which is down from 7.51% from the beginning of the reporting period. The largest additions to the portfolio included net acquisitions of bonds in West Virginia and Nebraska. Bonds secured by a general obligation pledge accounted for approximately 64% of all new acquisitions with revenue bond purchases representing 36% of the total. The average ratings quality of new bond purchases was Aa2. The largest net reduction of holdings occurred through sales and maturities of bonds in Arkansas and Connecticut.

Given the performance analysis above, what factors should shareholders take into consideration when reviewing the Fund’s performance?

The State Farm Municipal Bond Fund seeks a high level of income exempt from federal income tax through investment in a diversified portfolio of high quality bonds. We utilize a long-term philosophy seeking to provide competitive total returns relative to the municipal bond asset class while managing for tax efficiency.

Expense Example (unaudited)

As a shareholder of a Fund, you incur ongoing costs, including management fees and other Fund expenses. The Example in the following table is intended to help you understand your ongoing costs (in dollars) of investing in a Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period as stated in the table below.

Actual Expenses

The first line under each Fund name in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value for a Fund by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” for the applicable Fund to estimate the expenses you paid on your account for that Fund during this period. If your account has multiple Fund positions, add up the results calculated for each Fund position within your account to estimate the expenses you paid on your total account value. A potential account fee of $10 per calendar quarter is not included in the expenses shown in the table. This fee will be charged to an account (other than a SEP IRA, SIMPLE IRA, Archer Medical Savings Account, Tax Sheltered Account under §403(b)(7) of the Internal Revenue Code or an account held under other employer-sponsored qualified retirement plans) if the balance in the account falls below $5,000 at the close of business on the second business day of the last month of the calendar quarter, unless the account has been open for less than a year as of the second business day of the last month of the calendar quarter. You should consider any account fee you incurred when estimating the total ongoing expenses paid over the period and the impact of this fee on your ending account value. This additional fee has the effect of reducing investment returns.

Hypothetical Example for Comparison Purposes

The second line under each Fund name in the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. A potential account fee of $10 per calendar quarter is not included in the expenses shown in the table. This fee will be charged to an account (other than a SEP IRA, SIMPLE IRA, Archer Medical Savings Account, Tax Sheltered Account under §403(b)(7) of the Internal Revenue Code or an account held under other employer-sponsored qualified retirement plans) if the balance in the account falls below $5,000 at the close of business on the second business day of the last month of the calendar quarter, unless the account has been open for less than a year as of the second business day of the last month of the calendar quarter. You should consider any account fee that you incurred when estimating the total ongoing expenses paid over the period and the impact of this fee on your ending account value. This additional fee has the effect of increasing the costs of investing.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only. Therefore, the second line under each Fund name in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds, including those that have transactional costs, such as sales charges (loads), redemption fees, or exchange fees.

	Beginning Account Value June 1, 2011	Ending Account Value November 30, 2011	Annualized Expense Ratio Based on the Period June 1, 2011 to November 30, 2011	Expenses Paid During Period June 1, 2011 to November 30, 2011*
State Farm Growth Fund
Actual	$1,000.00	$ 932.17	0.12%	$0.58
Hypothetical (5% return before expenses)	$1,000.00	$1,024.47	0.12%	$0.61
State Farm Balanced Fund
Actual	$1,000.00	$ 971.63	0.13%	$0.64
Hypothetical (5% return before expenses)	$1,000.00	$1,024.42	0.13%	$0.66
State Farm Interim Fund
Actual	$1,000.00	$1,015.42	0.16%	$0.81
Hypothetical (5% return before expenses)	$1,000.00	$1,024.27	0.16%	$0.81
State Farm Municipal Bond Fund
Actual	$1,000.00	$1,030.45	0.16%	$0.81
Hypothetical (5% return before expenses)	$1,000.00	$1,024.27	0.16%	$0.81

*	Expenses are equal to the applicable Fund’s annualized expense ratio (provided in the table) multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period).

Board Approval of Investment Advisory Agreement (unaudited)

At a meeting of the Board of Trustees (the “Board”) of State Farm Associates’ Funds Trust (“Associates’ Funds Trust”) held on June 17, 2011, all of the Trustees present, including those Trustees who were not “interested persons” as defined by Section 2(a)(19) of the Investment Company Act of 1940 (the “Independent Trustees”) of Associates’ Funds Trust, approved the continuation of the Investment Advisory and Management Services Agreement between State Farm Investment Management Corp. (“SFIMC”) and Associates’ Funds Trust (the “Advisory Agreement”).

In considering whether to approve the continuation of the Advisory Agreement, the Independent Trustees were assisted in their review by independent legal counsel which had sent to SFIMC a request for information to be provided to the Board in connection with the Board’s consideration of the continuation of the Advisory Agreement. SFIMC provided materials to the Board responding to that request, including a fund-by-fund profitability analysis on each series of the Associates’ Funds Trust (each, a “Fund” and collectively, the “Funds”), as well as an explanation of the methodology by which SFIMC had calculated that profitability. SFIMC also provided the Board with additional information that SFIMC believed would be useful to the Board in evaluating whether to approve the continuation of the Advisory Agreement. The Board also received a report prepared by Strategic Insight, an independent fund tracking organization (the “Strategic Insight Report”), relating to the performance and expenses of each Fund. In addition, the Board received and reviewed a memorandum from the legal counsel to Associates’ Funds Trust and its Independent Trustees regarding their responsibilities (particularly the Independent Trustees’ responsibilities) in considering whether to approve the continuation of the Advisory Agreement.

The Independent Trustees of Associates’ Funds Trust reviewed these materials at meetings held on March 18, 2011, May 23, 2011, and June 17, 2011, during which SFIMC management expanded on those materials and responded to specific questions from the Independent Trustees. The Independent Trustees discussed all of this material extensively among themselves and with their independent legal counsel, and with the other Board members, after which the Board considered various factors described below, no one of which alone was considered dispositive. However, the material factors and conclusions that formed the basis for the Board’s determination to approve the continuation of the Advisory Agreement are discussed separately below.

Investment Performance

The Board considered the performance of each Fund. Among other things, the Board examined the year-to-date, one-, three-, five- and ten-year performance of each Fund as compared to the performance of one or more benchmark indexes and a peer group of funds with comparable investment objectives, investment strategies, asset size and no-load structures (“Peer Funds”). The Board considered the information contained in the Strategic Insight Report relating to the overall performance of the Funds, including as compared to each Fund’s benchmark and/or index and Peer Funds. The Board noted the favorable long-term performance of the Funds compared to each Fund’s benchmark(s) and Peer Funds. The Board noted that the short-term performance of the Growth Fund and Balanced Fund had moderately lagged the performance of each Fund’s benchmark(s) and Peer Funds given the conservative nature by which SFIMC manages those Funds. In that regard, management confirmed to the Board its philosophy to manage the Growth Fund and Balanced Fund in a manner such that the Funds generally will tend to underperform their benchmarks and Peer Funds in periods of strong market performance or periods in which increased risk is rewarded, while they are designed to outperform their benchmarks and Peer Funds during flat or declining markets. The Board and management noted that over long-term market cycles, this conservative investment approach generally has provided competitive investment performance for these two Funds and for the other Funds of Associates’ Funds Trust. After extensive discussion of this and other performance information, the Board concluded that the investment performance of the Funds over the periods reviewed was acceptable.

Fees and Expenses

The Board examined the fee structure and expense ratio of each Fund, including in comparison to Peer Funds. The Board concluded that each Fund’s expense structure and overall fees were relatively low and were acceptable. In connection with examining the fee structure and expense ratio of each Fund, the Board considered the amount of profits earned (or losses incurred) by SFIMC in providing advisory and management services to each Fund, as well as the methodology by which that profit (or loss) was calculated. The Board concluded that each Fund’s expense structure and overall fees were acceptable.

In the context of reviewing the Funds’ fees, the Board next discussed the extent to which economies of scale will be realized as each Fund grows and whether each Fund’s fee levels reflect economies of scale for the benefit of the Fund. Economies of scale occur when a mutual fund’s expenses per unit, such as per dollar invested in the fund, decreases as the fund increases in size. The Board took into account that the Advisory Agreement includes breakpoints for each Fund, which can lead to economies of scale for Fund shareholders as assets increase.

Nature, Extent and Quality of Services

The Board considered the nature, extent and quality of the advisory services provided by SFIMC to the Funds. The Board considered the make-up, education and experience of the SFIMC teams responsible for managing the Funds, and concluded that SFIMC’s investment management teams have a satisfactory, long-term track record in managing the Funds. The Board also considered the compliance environment of the Funds, and SFIMC’s management of that environment. After considering this information, the Board concluded that SFIMC had more than sufficient resources and expertise to capably continue to manage the Funds.

The Board next discussed whether SFIMC derives any other direct or indirect benefits from serving as investment adviser to the Funds. SFIMC discussed the various ancillary services that it provides the Funds, including serving as transfer agent, and its affiliate, State Farm VP Management Corp., serving as the Funds’ distributor. SFIMC explained to the Board that, in exchange for providing transfer agency services, SFIMC receives proceeds from the account fee imposed on shareholders of Associates’ Funds Trust. Management also explained that State Farm VP Management Corp. receives no fees from Associates’ Funds Trust for providing distribution services. SFIMC indicated to the Board that it was not aware of any other ancillary or other benefits that SFIMC (and its affiliates) receive from Associates’ Funds Trust, particularly because SFIMC does not execute securities trades on behalf of the Funds through an affiliated broker-dealer. The Board concluded that the lack of any material ancillary, or so-called “fallout,” benefits enables SFIMC to manage assets of the Funds in a manner that appears to be free of conflicts of interest.

Based on the Trustees’ deliberations and their evaluation of the information provided by SFIMC, the Board, including all of the Independent Trustees, unanimously approved the continuation of the Advisory Agreement for all the Funds through June 30, 2012.

STATE FARM ASSOCIATES’ FUNDS TRUST GROWTH FUND

SCHEDULE OF INVESTMENTS

November 30, 2011

	Shares	Value
Common Stocks (97.52%)
Agriculture, Foods, & Beverage (12.50%)
Archer-Daniels-Midland Co.	3,477,500	$104,742,300
Coca-Cola Co., The	1,027,300	69,065,379
Kellogg Co.	930,000	45,718,800
McCormick & Co. Inc.	428,600	20,872,820
Nestle SA ADR	1,175,800	65,997,654
PepsiCo Inc.	641,400	41,049,600
Sysco Corp.	1,109,800	31,673,692

		379,120,245

Banks (3.54%)
M&T Bank Corp.	213,400	15,573,932
Northern Trust Corp.	460,500	17,328,615
Suntrust Banks Inc.	334,600	6,066,298
Wells Fargo & Co.	2,643,100	68,350,567

		107,319,412

Building Materials & Construction (1.11%)
Vulcan Materials Co.	1,039,200	33,711,648

Chemicals (10.05%)
Air Products & Chemicals Inc.	830,000	69,512,500
Dow Chemical Co., The	243,000	6,733,530
E.I. du Pont de Nemours & Co.	458,304	21,870,267
International Flavors & Fragrances Inc.	525,000	28,486,500
Sigma-Aldrich Corp.	2,750,000	178,227,500

		304,830,297

Computer Software & Services (1.06%)
Automatic Data Processing Inc.	109,900	5,614,791
SAP AG	444,800	26,438,200

		32,052,991

Computers (6.38%)
Hewlett-Packard Co.	3,019,400	84,392,230
International Business Machines Corp.	580,000	109,040,000

		193,432,230

Consumer & Marketing (6.21%)
AptarGroup Inc.	677,405	34,405,400
Colgate-Palmolive Co.	436,300	39,921,450
Procter & Gamble Co., The	1,765,155	113,976,058

		188,302,908

Electronic/Electrical Manufacturing (7.28%)
Agilent Technologies Inc. (a)	548,071	20,552,662
Applied Materials Inc.	845,900	9,118,802
Emerson Electric Co.	729,400	38,111,150
General Electric Co.	3,848,900	61,235,999
Intel Corp.	2,420,800	60,302,128
Linear Technology Corp.	1,023,400	31,346,742

		220,667,483

	Shares	Value
Common Stocks (Cont.)
Financial Services (0.63%)
Berkshire Hathaway Inc. Class A (a)	162	$19,197,000
Berkshire Hathaway Inc. Class B (a)	143	11,263

		19,208,263

Health Care (11.30%)
Abbott Laboratories	847,500	46,231,125
Amgen Inc.	106,300	6,155,833
Eli Lilly & Co.	997,000	37,736,450
Johnson & Johnson	2,481,600	160,609,152
Merck & Co. Inc.	631,600	22,579,700
Pfizer Inc.	2,952,000	59,246,640
Teva Pharmaceutical Industries Ltd. Sponsored ADR	260,500	10,318,405

		342,877,305

Machinery & Manufacturing (6.56%)
3M Co.	564,000	45,706,560
Caterpillar Inc.	877,700	85,909,276
HNI Corp.	1,439,200	37,707,040
Illinois Tool Works Inc.	652,500	29,649,600

		198,972,476

Media & Broadcasting (3.23%)
Walt Disney Co., The	2,728,640	97,821,744

Mining & Metals (4.05%)
BHP Billiton PLC	941,859	28,811,048
Nucor Corp.	531,200	20,945,216
Rio Tinto PLC	476,280	24,959,742
Rio Tinto PLC ADR	907,200	48,145,104

		122,861,110

Oil & Gas (16.74%)
BG Group PLC	3,199,100	68,210,115
Bill Barrett Corp. (a)	1,032,400	40,263,600
Chevron Corp.	1,060,000	108,989,200
Devon Energy Corp.	212,204	13,890,874
Exxon Mobil Corp.	2,615,200	210,366,688
Royal Dutch Shell PLC ADR Class A	487,900	34,153,000
Spectra Energy Corp.	399,950	11,766,529
Tidewater Inc.	154,191	7,771,226
Woodside Petroleum Ltd.	364,703	12,290,024

		507,701,256

Retailers (2.60%)
Wal-Mart Stores Inc.	1,339,100	78,872,990

Telecom & Telecom Equipment (3.38%)
AT&T Inc.	2,140,534	62,032,675
Corning Inc.	1,284,600	17,046,642

18	See accompanying notes to financial statements.

STATE FARM ASSOCIATES’ FUNDS TRUST GROWTH FUND

SCHEDULE OF INVESTMENTS (continued)

November 30, 2011

	Shares	Value
Common Stocks (Cont.)
Telecom & Telecom Equipment (Cont.)
Verizon Communications Inc.	624,900	$23,577,477

		102,656,794

Transportation (0.27%)
GATX Corp.	190,700	8,140,983

Utilities & Energy (0.63%)
Duke Energy Corp.	920,900	19,200,765

Total Common Stocks (cost $1,271,523,614)		2,957,750,900

Short-term Investments (2.12%)
JPMorgan U.S. Government Money Market Fund	64,433,700	64,433,700

Total Short-term Investments (cost $64,433,700)		64,433,700

TOTAL INVESTMENTS (99.64%) (cost $1,335,957,314)		3,022,184,600

OTHER ASSETS, NET OF LIABILITIES (0.36%)		10,883,240

NET ASSETS (100.00%)		$3,033,067,840

(a)	Non-income producing security.

ADR – American Depository Receipt

See accompanying notes to financial statements.	19

STATE FARM ASSOCIATES’ FUNDS TRUST BALANCED FUND

SCHEDULE OF INVESTMENTS

November 30, 2011

	Shares	Value
Common Stocks (54.55%)
Agriculture, Foods, & Beverage (6.53%)
Archer-Daniels-Midland Co.	940,561	$28,329,697
Campbell Soup Co.	26,000	847,600
Coca-Cola Co., The	205,000	13,782,150
Kellogg Co.	310,000	15,239,600
Nestle SA ADR	252,500	14,172,825
PepsiCo Inc.	110,100	7,046,400
Sysco Corp.	165,300	4,717,662

		84,135,934

Banks (2.10%)
M&T Bank Corp.	37,700	2,751,346
Northern Trust Corp.	104,700	3,939,861
Suntrust Banks Inc.	54,300	984,459
Wells Fargo & Co.	747,600	19,332,936

		27,008,602

Building Materials & Construction (0.46%)
Lafarge SA	21,338	776,608
Vulcan Materials Co.	160,200	5,196,888

		5,973,496

Chemicals (5.24%)
Air Products & Chemicals Inc.	230,000	19,262,500
Dow Chemical Co., The	69,000	1,911,990
E.I. du Pont de Nemours & Co.	108,705	5,187,403
International Flavors & Fragrances Inc.	120,000	6,511,200
Novozymes A/S - B Shares	87,950	2,818,531
Sigma-Aldrich Corp.	491,000	31,821,710

		67,513,334

Computer Software & Services (0.36%)
Automatic Data Processing Inc.	30,000	1,532,700
SAP AG	52,800	3,138,348

		4,671,048

Computers (3.86%)
Hewlett-Packard Co.	754,000	21,074,300
International Business Machines Corp.	152,100	28,594,800

		49,669,100

Consumer & Marketing (2.99%)
AptarGroup Inc.	113,100	5,744,349
Colgate-Palmolive Co.	21,200	1,939,800
Procter & Gamble Co., The	477,700	30,845,089

		38,529,238

Electronic/Electrical Manufacturing (3.49%)
Agilent Technologies Inc. (a)	143,787	5,392,012
Applied Materials Inc.	182,000	1,961,960
Emerson Electric Co.	78,800	4,117,300
General Electric Co.	796,300	12,669,133
Intel Corp.	592,500	14,759,175

	Shares	Value
Common Stocks (Cont.)
Electronic/Electrical Manufacturing (Cont.)
KLA-Tencor Corp.	45,100	$2,079,110
Linear Technology Corp.	130,100	3,984,963

		44,963,653

Financial Services (0.32%)
Berkshire Hathaway Inc. Class A (a)	34	4,029,000
Berkshire Hathaway Inc. Class B (a)	533	41,979

		4,070,979

Health Care (6.63%)
Abbott Laboratories	92,000	5,018,600
Allergan Inc.	154,800	12,959,856
Amgen Inc.	53,100	3,075,021
Eli Lilly & Co.	212,000	8,024,200
Johnson & Johnson	417,700	27,033,544
Medtronic Inc.	21,600	786,888
Merck & Co. Inc.	144,100	5,151,575
Pfizer Inc.	960,000	19,267,200
Teva Pharmaceutical Industries Ltd. Sponsored ADR	103,900	4,115,479

		85,432,363

Machinery & Manufacturing (3.79%)
3M Co.	124,600	10,097,584
Caterpillar Inc.	262,400	25,683,712
Donaldson Company Inc.	43,100	2,945,885
HNI Corp.	160,000	4,192,000
Illinois Tool Works Inc.	130,600	5,934,464

		48,853,645

Media & Broadcasting (3.38%)
Lee Enterprises Inc. Class A (a)	84,000	45,444
Thomson Reuters Corp.	192,414	5,208,647
Walt Disney Co., The	1,065,995	38,215,921

		43,470,012

Mining & Metals (3.73%)
BHP Billiton PLC	169,900	5,197,165
Newmont Mining Corp.	29,200	2,011,296
Nucor Corp.	436,800	17,223,024
Rio Tinto PLC	153,825	8,061,292
Rio Tinto PLC ADR	293,000	15,549,510

		48,042,287

Oil & Gas (7.73%)
BG Group PLC	256,800	5,475,402
Bill Barrett Corp. (a)	100,000	3,900,000
Chevron Corp.	288,000	29,612,160
Devon Energy Corp.	76,170	4,986,088
Exxon Mobil Corp.	448,000	36,037,120
Royal Dutch Shell PLC ADR Class A	216,400	15,148,000
Spectra Energy Corp.	62,950	1,851,989

20	See accompanying notes to financial statements.

STATE FARM ASSOCIATES’ FUNDS TRUST BALANCED FUND

SCHEDULE OF INVESTMENTS (continued)

November 30, 2011

	Shares	Value
Common Stocks (Cont.)
Oil & Gas (Cont.)
Woodside Petroleum Ltd.	73,477	$2,476,081

		99,486,840

Retailers (1.27%)
Wal-Mart Stores Inc.	276,700	16,297,630

Telecom & Telecom Equipment (2.09%)
AT&T Inc.	533,359	15,456,744
Cisco Systems Inc.	189,400	3,530,416
Corning Inc.	372,300	4,940,421
Nokia Corp. Sponsored ADR	144,900	838,971
Verizon Communications Inc.	57,800	2,180,794

		26,947,346

Transportation (0.23%)
GATX Corp.	68,200	2,911,458

Utilities & Energy (0.35%)
Duke Energy Corp.	217,000	4,524,450

Total Common Stocks
(cost $301,041,067)		702,501,415

	Principal amount	Value
Corporate Bonds (13.75%)
Aerospace/Defense (0.08%)
Lockheed Martin Corp.
3.350%, 09/15/2021	$1,000,000	$969,859

Agriculture, Foods, & Beverage (1.39%)
Pepsico Inc.
5.150%, 05/15/2012	2,000,000	2,041,192
Kraft Foods Inc.
6.250%, 06/01/2012	366,000	375,267
General Mills Inc.
5.650%, 09/10/2012	2,000,000	2,070,716
Kellogg Co.
5.125%, 12/03/2012	500,000	521,356
Sysco Corp.
4.200%, 02/12/2013	1,000,000	1,040,024
Kellogg Co.
4.250%, 03/06/2013	1,000,000	1,039,277
Hershey Co.
5.000%, 04/01/2013	500,000	526,511
General Mills Inc.
5.200%, 03/17/2015	500,000	555,912
Bottling Group LLC
5.500%, 04/01/2016	1,000,000	1,162,947
Hershey Co.
5.450%, 09/01/2016	500,000	586,154
Kraft Foods Inc.
6.500%, 08/11/2017	1,000,000	1,172,795

	Principal amount	Value
Corporate Bonds (Cont.)
Agriculture, Foods, & Beverage (Cont.)
Coca-Cola Co.
5.350%, 11/15/2017	$2,000,000	$2,391,812
Sysco Corp.
5.250%, 02/12/2018	1,000,000	1,161,651
Pepsico Inc.
5.000%, 06/01/2018	1,000,000	1,147,598
Kellogg Co.
4.000%, 12/15/2020	2,000,000	2,097,358

		17,890,570

Automotive (0.16%)
Johnson Controls Inc.
4.250%, 03/01/2021	2,000,000	2,090,104

Banks (0.76%)
Bank of America Corp.
5.375%, 09/11/2012	500,000	502,544
Barclays Bank PLC
5.450%, 09/12/2012	1,500,000	1,536,196
Bank of New York Mellon Corp.
4.500%, 04/01/2013	500,000	523,234
Wachovia Corp.
5.700%, 08/01/2013	750,000	802,913
Mellon Funding Corp.
5.200%, 05/15/2014	500,000	540,230
US Bank NA
4.950%, 10/30/2014	1,500,000	1,635,340
Wachovia Bank NA
5.600%, 03/15/2016	750,000	820,322
Bank of America NA
6.000%, 06/15/2016	1,000,000	960,465
5.300%, 03/15/2017	500,000	438,732
Wachovia Corp.
5.750%, 06/15/2017	750,000	846,024
Wachovia Bank NA
6.000%, 11/15/2017	500,000	556,788
Wells Fargo & Co.
5.625%, 12/11/2017	500,000	561,400

		9,724,188

Building Materials & Construction (0.04%)
Cooper Industries Inc.
5.450%, 04/01/2015	500,000	558,515

Chemicals (0.51%)
PPG Industries Inc.
5.750%, 03/15/2013	1,000,000	1,057,582
E.I. du Pont de Nemours and Co.
4.875%, 04/30/2014	3,000,000	3,291,999
Praxair Inc.
4.625%, 03/30/2015	1,000,000	1,102,378

See accompanying notes to financial statements.	21

STATE FARM ASSOCIATES’ FUNDS TRUST BALANCED FUND

SCHEDULE OF INVESTMENTS (continued)

November 30, 2011

	Principal amount	Value
Corporate Bonds (Cont.)
Chemicals (Cont.)
5.375%, 11/01/2016	$1,000,000	$1,166,912

		6,618,871

Commercial Service/Supply (0.04%)
Pitney Bowes Inc.
5.750%, 09/15/2017	500,000	530,562

Computer Software & Services (0.17%)
Microsoft Corp.
4.000%, 02/08/2021	2,000,000	2,220,292

Computers (0.29%)
Hewlett-Packard Co.
5.250%, 03/01/2012	1,500,000	1,515,934
4.500%, 03/01/2013	1,000,000	1,038,628
International Business Machines Corp.
5.700%, 09/14/2017	1,000,000	1,197,558

		3,752,120

Consumer & Marketing (1.00%)
Ecolab Inc.
4.875%, 02/15/2015	1,000,000	1,102,097
Procter & Gamble Co., The
3.150%, 09/01/2015	2,000,000	2,141,850
Kimberly-Clark Corp.
6.125%, 08/01/2017	1,500,000	1,813,737
Danaher Corp.
5.625%, 01/15/2018	1,000,000	1,171,724
McDonald’s Corp.
5.350%, 03/01/2018	1,000,000	1,175,014
Unilever Capital Corp.
4.250%, 02/10/2021	3,000,000	3,373,176
McDonald’s Corp.
3.625%, 05/20/2021	2,000,000	2,137,974

		12,915,572

Electronic/Electrical Manufacturing (0.14%)
Emerson Electric Co.
5.375%, 10/15/2017	1,000,000	1,172,228
5.250%, 10/15/2018	500,000	585,496

		1,757,724

Financial Services (0.58%)
Wells Fargo Financial
6.125%, 04/18/2012	2,000,000	2,030,580
JPMorgan Chase Bank NA
5.875%, 06/13/2016	500,000	529,856
General Electric Capital Corp.
5.375%, 10/20/2016	500,000	545,078
5.400%, 02/15/2017	500,000	546,128
John Deere Capital Corp.
5.500%, 04/13/2017	1,000,000	1,166,710
General Electric Capital Corp.
5.625%, 09/15/2017	500,000	548,972

	Principal amount	Value
Corporate Bonds (Cont.)
Financial Services (Cont.)
JPMorgan Chase Bank NA
6.000%, 10/01/2017	$1,500,000	$1,604,979
General Electric Capital Corp.
5.625%, 05/01/2018	500,000	546,378

		7,518,681

Health Care (2.06%)
Eli Lilly & Co.
6.000%, 03/15/2012	2,000,000	2,030,706
Johnson & Johnson
5.150%, 08/15/2012	1,000,000	1,029,894
AstraZeneca PLC
5.400%, 09/15/2012	750,000	779,096
Abbott Laboratories
5.150%, 11/30/2012	500,000	522,852
Merck & Co. Inc.
4.375%, 02/15/2013	2,000,000	2,092,068
Schering-Plough Corp.
5.300%, 12/01/2013	1,000,000	1,090,613
Pfizer Inc.
4.500%, 02/15/2014	1,000,000	1,080,480
GlaxoSmithKline
4.375%, 04/15/2014	3,000,000	3,250,758
AstraZeneca PLC
5.400%, 06/01/2014	2,000,000	2,217,078
Abbott Laboratories
5.875%, 05/15/2016	2,000,000	2,341,550
Eli Lilly & Co.
5.200%, 03/15/2017	1,000,000	1,143,106
Amgen Inc.
5.850%, 06/01/2017	1,000,000	1,132,211
Johnson & Johnson
5.550%, 08/15/2017	1,000,000	1,203,031
AstraZeneca PLC
5.900%, 09/15/2017	750,000	898,230
Abbott Laboratories
5.600%, 11/30/2017	500,000	591,350
Bristol-Myers Squibb Co.
5.450%, 05/01/2018	500,000	592,644
GlaxoSmithKline Capital Inc.
5.650%, 05/15/2018	1,000,000	1,189,679
Baxter International Inc.
5.375%, 06/01/2018	2,000,000	2,307,482
Becton Dickinson & Co.
3.125%, 11/08/2021	1,000,000	996,178

		26,489,006

Machinery & Manufacturing (0.92%)
Eaton Corp.
4.900%, 05/15/2013	500,000	528,988
3M Co.
4.375%, 08/15/2013	1,000,000	1,066,054
Ingersoll-Rand Co. Ltd.
4.750%, 05/15/2015	1,000,000	1,084,058

22	See accompanying notes to financial statements.

STATE FARM ASSOCIATES’ FUNDS TRUST BALANCED FUND

SCHEDULE OF INVESTMENTS (continued)

November 30, 2011

	Principal amount	Value
Corporate Bonds (Cont.)
Machinery & Manufacturing (Cont.)
Eaton Corp.
5.300%, 03/15/2017	$1,500,000	$1,714,054
Cooper U.S. Inc.
6.100%, 07/01/2017	1,000,000	1,188,783
United Technologies Corp.
5.375%, 12/15/2017	1,500,000	1,767,098
Dover Corp.
5.450%, 03/15/2018	1,000,000	1,175,451
Caterpillar Financial Services Corp.
5.450%, 04/15/2018	1,000,000	1,153,393
Caterpillar Inc.
3.900%, 05/27/2021	2,000,000	2,139,000

		11,816,879

Media & Broadcasting (0.17%)
Walt Disney Co., The
4.700%, 12/01/2012	1,000,000	1,041,033
6.000%, 07/17/2017	1,000,000	1,199,480

		2,240,513

Mining & Metals (0.57%)
BHP Billiton Finance USA Ltd.
5.125%, 03/29/2012	500,000	507,038
5.250%, 12/15/2015	2,000,000	2,292,574
5.400%, 03/29/2017	500,000	577,298
Alcoa Inc.
5.720%, 02/23/2019	2,244,000	2,246,403
BHP Billiton Finance USA Ltd.
3.250%, 11/21/2021	1,000,000	1,005,927
Alcoa Inc.
5.870%, 02/23/2022	756,000	737,799

		7,367,039

Oil & Gas (1.10%)
ConocoPhillips Australia Funding Co.
5.500%, 04/15/2013	2,000,000	2,125,452
ConocoPhillips Canada
5.625%, 10/15/2016	500,000	582,188
Shell International Finance
5.200%, 03/22/2017	1,000,000	1,159,834
Marathon Oil Corp.
5.900%, 03/15/2018	1,000,000	1,160,420
ConocoPhillips
5.200%, 05/15/2018	1,000,000	1,152,059
Chevron Corp.
4.950%, 03/03/2019	3,000,000	3,523,245
BP Capital Markets PLC
4.750%, 03/10/2019	3,000,000	3,282,840
Shell International Finance
4.300%, 09/22/2019	1,000,000	1,132,069

		14,118,107

Retailers (1.12%)
Costco Wholesale Corp.
5.300%, 03/15/2012	2,000,000	2,026,306

	Principal amount	Value
Corporate Bonds (Cont.)
Retailers (Cont.)
Lowe’s Companies Inc.
5.600%, 09/15/2012	$1,000,000	$1,037,130
Target Corp.
5.125%, 01/15/2013	500,000	524,820
Lowe’s Companies Inc.
5.000%, 10/15/2015	1,000,000	1,118,663
Home Depot Inc.
5.400%, 03/01/2016	1,000,000	1,143,885
Target Corp.
5.875%, 07/15/2016	1,300,000	1,533,122
Lowe’s Companies Inc.
5.400%, 10/15/2016	1,000,000	1,152,516
Target Corp.
5.375%, 05/01/2017	1,500,000	1,756,958
6.000%, 01/15/2018	500,000	604,260
Wal-Mart Stores Inc.
5.800%, 02/15/2018	1,000,000	1,209,949
4.250%, 04/15/2021	2,000,000	2,249,574

		14,357,183

Telecom & Telecom Equipment (0.64%)
Verizon New Jersey Inc.
5.875%, 01/17/2012	3,000,000	3,016,173
Telstra Corp. Ltd.
6.375%, 04/01/2012	2,000,000	2,034,670
Alltel Corp.
7.000%, 07/01/2012	2,000,000	2,070,588
Verizon Communications Inc.
4.350%, 02/15/2013	500,000	520,112
5.500%, 02/15/2018	500,000	575,650

		8,217,193

Transportation (0.17%)
United Parcel Service Inc.
4.500%, 01/15/2013	1,000,000	1,043,758
5.500%, 01/15/2018	1,000,000	1,188,338

		2,232,096

Utilities & Energy (1.84%)
Commonwealth Edison Co.
5.400%, 12/15/2011	1,000,000	1,001,256
MidAmerican Energy Co.
5.125%, 01/15/2013	2,000,000	2,093,558
Public Service of Colorado
4.875%, 03/01/2013	1,500,000	1,573,197
Commonwealth Edison Co.
4.700%, 04/15/2015	1,000,000	1,092,302
Georgia Power Co.
5.250%, 12/15/2015	2,000,000	2,287,516
Union Electric Co.
5.400%, 02/01/2016	2,000,000	2,252,432
Consolidated Edison Co. NY
5.300%, 12/01/2016	1,000,000	1,160,893
Georgia Power Co.
5.700%, 06/01/2017	1,000,000	1,185,487

See accompanying notes to financial statements.	23

STATE FARM ASSOCIATES’ FUNDS TRUST BALANCED FUND

SCHEDULE OF INVESTMENTS (continued)

November 30, 2011

	Principal amount	Value
Corporate Bonds (Cont.)
Utilities & Energy (Cont.)
MidAmerican Energy Co.
5.950%, 07/15/2017	$500,000	$591,668
NSTAR Electric Co.
5.625%, 11/15/2017	1,500,000	1,779,819
Northern States Power Co.
5.250%, 03/01/2018	1,000,000	1,178,778
PECO Energy Co.
5.350%, 03/01/2018	1,000,000	1,168,685
Commonwealth Edison Co.
5.800%, 03/15/2018	500,000	585,154
Ameren Union Electric
6.000%, 04/01/2018	1,000,000	1,176,586
Consolidated Edison Co. NY
5.850%, 04/01/2018	500,000	603,216
Duke Energy Carolinas
5.100%, 04/15/2018	1,000,000	1,153,909
Public Service Electric and Gas Co.
5.300%, 05/01/2018	500,000	586,580
Southern California Edison Co.
3.875%, 06/01/2021	2,000,000	2,192,044

		23,663,080

Total Corporate Bonds (cost $160,550,754)		177,048,154

Foreign Government Bonds (0.23%)
Province of New Brunswick (Canada)
5.200%, 02/21/2017	2,500,000	2,911,655

Total Foreign Government Bonds (cost $2,494,578)		2,911,655

Government Agency Securities (b) (0.27%)
Tennessee Valley Authority
5.500%, 07/18/2017	1,000,000	1,204,957
3.875%, 02/15/2021	2,000,000	2,235,042

Total Government Agency Securities (cost $2,980,602)		3,439,999

	Principal amount	Value
U.S. Treasury Obligations (25.30%)
U.S. Treasury Notes
4.875%, 02/15/2012	$10,000,000	$10,100,000
4.375%, 08/15/2012	6,000,000	6,180,702
3.875%, 02/15/2013	10,000,000	10,445,700
3.625%, 05/15/2013	10,000,000	10,494,140
4.250%, 08/15/2013	10,000,000	10,681,250
4.250%, 11/15/2013	10,000,000	10,775,000
4.000%, 02/15/2014	10,000,000	10,812,500
4.250%, 11/15/2014	20,000,000	22,257,820
4.000%, 02/15/2015	15,000,000	16,681,635
4.125%, 05/15/2015	20,000,000	22,481,240
4.500%, 02/15/2016	15,000,000	17,346,090
5.125%, 05/15/2016	20,000,000	23,812,500
4.625%, 02/15/2017	20,000,000	23,673,440
3.250%, 03/31/2017	5,000,000	5,568,750
3.500%, 02/15/2018	20,000,000	22,629,680
3.750%, 11/15/2018	10,000,000	11,504,690
3.125%, 05/15/2019	20,000,000	22,150,000
3.625%, 08/15/2019	10,000,000	11,430,470
3.375%, 11/15/2019	10,000,000	11,250,780
3.625%, 02/15/2020	10,000,000	11,442,970
3.500%, 05/15/2020	20,000,000	22,681,240
3.625%, 02/15/2021	10,000,000	11,422,660

Total U.S. Treasury Obligations (cost $292,960,928)		325,823,257

	Shares	Value
Short-term Investments (5.41%)
JPMorgan U.S. Government Money Market Fund	69,740,965	$69,740,965

Total Short-term Investments (cost $69,740,965)		69,740,965

TOTAL INVESTMENTS (99.51%) (cost $829,768,894)		1,281,465,445
OTHER ASSETS, NET OF LIABILITIES (0.49%)		6,289,705

NET ASSETS (100.00%)		$1,287,755,150

(a)	Non-income producing security.
(b)	The obligations of these U.S. Government-sponsored entities are neither issued nor guaranteed by the United States Treasury.

ADR – American Depository Receipt

24	See accompanying notes to financial statements.

STATE FARM ASSOCIATES’ FUNDS TRUST INTERIM FUND

SCHEDULE OF INVESTMENTS

November 30, 2011

	Principal amount	Value
Corporate Bonds (a) (14.67%)
Banks (8.20%)
HSBC USA Inc.
3.125%, 12/16/2011	$5,000,000	$5,004,530
Morgan Stanley
2.250%, 03/13/2012	5,000,000	5,030,485
US Bancorp
2.250%, 03/13/2012	5,000,000	5,030,725
Bank of America Corp.
2.100%, 04/30/2012	5,000,000	5,043,065
3.125%, 06/15/2012	5,000,000	5,082,695
Key Bank NA
3.200%, 06/15/2012	5,000,000	5,085,885
Wells Fargo & Co.
2.125%, 06/15/2012	3,000,000	3,033,057

		33,310,442

Financial Services (6.47%)
Goldman Sachs Group Inc
2.150%, 03/15/2012	5,000,000	5,029,720
Citigroup Funding Inc.
2.000%, 03/30/2012	5,000,000	5,030,975
Citigroup Inc.
2.125%, 04/30/2012	5,000,000	5,042,305
John Deere Capital Corp.
2.875%, 06/19/2012	3,000,000	3,047,310
PNC Funding Corp.
2.300%, 06/22/2012	3,000,000	3,037,839
JP Morgan Chase & Co.
2.125%, 12/26/2012	5,000,000	5,108,220

		26,296,369

Total Corporate Bonds (cost $59,011,593)		59,606,811

U.S. Treasury Obligations (81.42%)
U.S. Treasury Notes
4.875%, 02/15/2012	10,000,000	10,100,000
4.500%, 04/30/2012	10,000,000	10,183,980
4.875%, 06/30/2012	10,000,000	10,277,730
3.375%, 11/30/2012	10,000,000	10,319,920
3.875%, 02/15/2013	20,000,000	20,891,400
3.625%, 05/15/2013	10,000,000	10,494,140
1.375%, 05/15/2013	10,000,000	10,167,190
4.250%, 08/15/2013	10,000,000	10,681,250
3.125%, 09/30/2013	15,000,000	15,788,670
4.000%, 02/15/2014	10,000,000	10,812,500
4.750%, 05/15/2014	10,000,000	11,078,120
2.625%, 06/30/2014	10,000,000	10,584,380
4.250%, 08/15/2014	10,000,000	11,044,530
4.250%, 11/15/2014	5,000,000	5,564,455
4.000%, 02/15/2015	5,000,000	5,560,545
4.125%, 05/15/2015	5,000,000	5,620,310
1.750%, 07/31/2015	10,000,000	10,425,000
4.250%, 08/15/2015	20,000,000	22,693,760
2.625%, 02/29/2016	10,000,000	10,792,970
2.625%, 04/30/2016	20,000,000	21,601,560
1.500%, 06/30/2016	8,000,000	8,237,504

	Principal amount	Value
U.S. Treasury Obligations (Cont.)
U.S. Treasury Notes (Cont.)
2.750%, 11/30/2016	$10,000,000	$10,869,530
3.000%, 02/28/2017	10,000,000	11,003,120
2.375%, 07/31/2017	10,000,000	10,671,090
1.875%, 08/31/2017	10,000,000	10,389,840
1.875%, 09/30/2017	10,000,000	10,377,340
1.875%, 10/31/2017	10,000,000	10,368,750
2.250%, 11/30/2017	10,000,000	10,578,910
2.750%, 12/31/2017	12,500,000	13,595,700

Total U.S. Treasury Obligations (cost $318,700,628)		330,774,194

	Shares	Value
Short-term Investments (2.96%)
JPMorgan U.S. Government Money Market Fund	12,032,911	$12,032,911

Total Short-term Investments (cost $12,032,911)		12,032,911

TOTAL INVESTMENTS (99.05%) (cost $389,745,132)		402,413,916
OTHER ASSETS, NET OF LIABILITIES (0.95%)		3,851,677

NET ASSETS (100.00%)		$406,265,593

(a)	These securities are guaranteed under the FDIC Temporary Liquidity Guarantee Program.

See accompanying notes to financial statements.	25

STATE FARM ASSOCIATES’ FUNDS TRUST MUNICIPAL BOND FUND

SCHEDULE OF INVESTMENTS

November 30, 2011

	Coupon rate	Maturity date	Rating (a)	Principal amount	Value
Long-term Municipal Bonds (b) (96.65%)
Alabama (1.96%)
City of Hoover, Alabama, General Obligation Warrants	5.000%	03/01/2017	Aa1	$2,000,000	$2,183,320
City of Phenix City, General Obligation Warrants, Series 2010-B	5.000%	02/01/2019	A+	1,030,000	1,225,958
City of Athens, Alabama, General Obligation Warrants	4.000%	09/01/2019	AA-	1,145,000	1,316,372
Board of Education of the City of Hoover, Capital Outlay Warrants, Series 2005	3.500%	02/15/2026	Aa2	985,000	969,782
City of Madison (Alabama), General Obligation School Warrants, Series 2009	5.250%	02/01/2027	Aa2	2,540,000	2,810,637
City of Madison (Alabama), General Obligation School Warrants, Series 2009	5.250%	02/01/2028	Aa2	1,500,000	1,641,960
City of Florence (Alabama), Water and Sewer Revenue Warrants, Series 2011	5.000%	08/15/2029	A1	1,620,000	1,733,222

					11,881,251

Alaska (2.13%)
Municipality of Anchorage, Alaska, Senior Lien Refunding Electric Revenue Bonds, 1996	6.500%	12/01/2014	NR	2,000,000	2,275,460
Municipality of Anchorage, Alaska, Senior Lien Electric Revenue Bonds, 2009 Series A (Tax-Exempt)	4.000%	12/01/2021	A+	1,955,000	2,060,257
Municipality of Anchorage, Alaska, Wastewater Revenue and Refunding Bonds, 2007	4.625%	05/01/2022	AA	585,000	624,265
Municipality of Anchorage, Alaska, Water Revenue and Refunding Bonds, 2007	4.625%	05/01/2022	AA	295,000	316,600
Municipality of Anchorage, Alaska, 2007 General Obligation Refunding Bonds, Series B (Schools)	4.500%	09/01/2022	AA	1,000,000	1,086,750
Municipality of Anchorage, Alaska, Wastewater Revenue and Refunding Bonds, 2007	4.750%	05/01/2023	AA	645,000	686,338
Municipality of Anchorage, Alaska, Water Revenue and Refunding Bonds, 2007	4.750%	05/01/2023	AA	1,110,000	1,186,734
Municipality of Anchorage, Alaska, 2005 General Obligation Bonds, Series F (General Purpose)	4.125%	09/01/2023	Aa2	1,000,000	1,034,450
Matanuska Susitna Borough, Alaska General Obligation Unlimited Bonds	5.500%	07/01/2025	Aa2	1,190,000	1,348,770
Alaska Housing Finance Corp. Home Mortgage Revenue Bonds 2008 Series B	5.250%	12/01/2029	Aa2	2,285,000	2,305,405

					12,925,029

Arizona (2.96%)
Salt River Project Agricultural Improvement and Power District, Arizona, Salt River Project Electric System Refunding Revenue Bonds, 2002 Series C	5.000%	01/01/2015	AA	900,000	939,879
Maricopa County, Arizona, Cave Creek Unified School District No. 93, School Improvement Bonds, Project of 2000, Series C (2006)	4.250%	07/01/2015	A+	525,000	570,822
Amphitheater Unified School District No. 10 of Pima County, Arizona, School Improvement Bonds, Project of 2007, Series B (2009), (Bank Qualified)	4.000%	07/01/2019	A+	500,000	558,755
City of Glendale, Arizona, General Obligation Refunding Bonds, Series 2010	5.000%	07/01/2019	Aa2	4,180,000	4,906,233
Amphitheater Unified School District No. 10 of Pima County, Arizona, School Improvement Bonds, Project of 2007, Series B (2009), (Bank Qualified)	5.000%	07/01/2021	A+	500,000	577,160
Maricopa County, Arizona, Tempe Elementary School District No. 3, School Improvement Bonds, Project of 2005, Series B (2007)	4.500%	07/01/2021	Aa2	2,500,000	2,693,725
Tucson Unified School District No. 1 of Pima County, Arizona, School Improvement Bonds, Project of 2004, Series C (2007)	4.500%	07/01/2021	A+	1,000,000	1,077,490
Amphitheater Unified School District No. 10 of Pima County, Arizona, School Improvement Bonds, Project of 2007, Series B (2009), (Bank Qualified)	5.000%	07/01/2023	A+	1,000,000	1,128,780
Litchfield Elementary School District No. 79 of Maricopa County, Arizona, School Improvement Bonds, Project of 2009, Series A (2011)	5.000%	07/01/2023	Aa2	1,000,000	1,149,160
Pima County, Arizona, General Obligation Bonds, Series 2009A	4.000%	07/01/2023	AA-	1,500,000	1,585,275
Salt River Project Agricultural Improvement and Power District, Arizona, Salt River Project Electric System Refunding Revenue Bonds, 2008 Series A	5.000%	01/01/2024	AA	1,500,000	1,660,980
Amphitheater Unified School District No. 10 of Pima County, Arizona, School Improvement Bonds, Project of 2007, Series B (2009), (Bank Qualified)	5.000%	07/01/2024	A+	1,000,000	1,116,610

					17,964,869

Arkansas (1.72%)
Beaver Water District of Benton and Washington Counties, Arkansas, Water Refunding Revenue Bonds, Series 2010	3.000%	11/15/2019	AA+	1,390,000	1,438,761
Little Rock School District of Pulaski County, Arkansas, Refunding Bonds	3.000%	02/01/2020	Aa3	1,250,000	1,280,462
Conway School District No. 1 of Faulkner County, Arkansas Refunding Bonds	4.000%	02/01/2021	Aa3	1,515,000	1,557,011
City of Little Rock, Arkansas, Sewer Construction Revenue Bonds, Series 2007A	4.500%	06/01/2021	Aa3	1,320,000	1,422,973
City of Little Rock, Arkansas, Sewer Revenue Bonds, Series 2008	5.125%	10/01/2022	Aa3	100,000	113,215

26	See accompanying notes to financial statements.

STATE FARM ASSOCIATES’ FUNDS TRUST MUNICIPAL BOND FUND

SCHEDULE OF INVESTMENTS (continued)

November 30, 2011

	Coupon rate	Maturity date	Rating (a)	Principal amount	Value
Long-term Municipal Bonds (Cont.)
Arkansas (Cont.)
City of Little Rock, Arkansas, Sewer Revenue Bonds, Series 2008	5.250%	10/01/2024	Aa3	$335,000	$373,733
Springdale School District No. 50 of Washington County, Arkansas Refunding and Construction Bonds, Series A	4.000%	06/01/2025	Aa2	2,000,000	2,046,520
City of Fort Smith, Arkansas, Water and Sewer Refunding and Construction Revenue Bonds, Series 2008	5.250%	10/01/2028	A	1,500,000	1,661,850
City of Little Rock, Arkansas, Sewer Revenue Bonds, Series 2008	5.500%	10/01/2030	Aa3	500,000	547,485

					10,442,010

California (4.94%)
Calleguas-Las Virgines, Public Financing Authority Revenue Bonds, Series A (Calleguas Municipal Water District Project) (Prerefunded to 07-01-2013 @ 100) (c)	5.000%	07/01/2015	AAA	1,000,000	1,072,680
Golden West Schools Financing Authority, 2005 General Obligation Revenue Bonds	5.000%	08/01/2015	AA	1,515,000	1,711,556
State of California, Various Purpose General Obligation Bonds	5.250%	11/01/2015	A-	3,000,000	3,240,630
State of California, Various Purpose General Obligation Bonds	5.000%	02/01/2017	A-	3,250,000	3,466,775
San Diego Community College District, San Diego County, California, General Obligation Bonds, Election of 2002, Series 2003 (Prerefunded to 05-01-2013 @ 100) (c)	5.000%	05/01/2017	Aa1	1,355,000	1,444,051
Chino Valley Unified School District, (County of San Bernadino, California) General Obligation Bonds, 2002 Election, Series B	5.000%	08/01/2017	A+	1,560,000	1,648,655
Desert Water Agency Financing Corporation (Water System Improvement Project) Series 2007	4.500%	05/01/2021	AA	740,000	787,797
Desert Water Agency Financing Corporation (Water System Improvement Project) Series 2007	4.625%	05/01/2022	AA	770,000	811,164
Santa Barbara Schools Financing Authority 2007 General Obligation Revenue Bonds, Series A (Santa Barbara Elementary School District General Obligation Bond Refunding) (Santa Barbara County, California)	4.750%	08/01/2022	Aa2	1,160,000	1,251,675
City of San Jose, General Obligation Bonds, Series 2007 (Parks and Public Safety Projects)	4.500%	09/01/2022	AA+	2,900,000	3,065,271
Desert Water Agency Financing Corporation (Water System Improvement Project) Series 2007	4.750%	05/01/2023	AA	810,000	852,890
Kern High School District (Kern County, California), General Obligation Bonds, 2004 Election, Series C	4.750%	08/01/2023	A+	1,685,000	1,741,397
Santa Barbara Schools Financing Authority 2007 General Obligation Revenue Bonds, Series B (Santa Barbara High School District General Obligation Bond Refunding) (Santa Barbara County, California)	4.750%	08/01/2023	Aa2	1,435,000	1,534,618
Desert Water Agency Financing Corporation (Water System Improvement Project) Series 2007	4.750%	05/01/2024	AA	845,000	883,870
Carmel Unified School District (Monterey County, California), General Obligation Bonds, Election of 2005, Series 2008	4.750%	08/01/2025	AAA	575,000	619,442
Marin Community College District (Marin County, California), Election of 2004 General Obligation Bonds, Series C	4.000%	08/01/2025	AA	1,115,000	1,157,526
Marin Community College District (Marin County, California), Election of 2004 General Obligation Bonds, Series C	4.250%	08/01/2026	AA	1,275,000	1,332,502
Santa Barbara Community College District, (Santa Barbara County, California), General Obligation Bonds, Election of 2008, Series A	5.250%	08/01/2026	Aa1	1,555,000	1,715,243
Santa Clara Unified School District (Santa Clara County, California), General Obligation Bonds, Election of 2004, Series 2008	4.875%	07/01/2027	AA	1,000,000	1,039,170
Placentia-Yorba Linda Unified School District, (Orange County, California), General Obligation Bonds, 2002 Election, Series C	5.000%	08/01/2029	AA-	600,000	617,514

					29,994,426

Colorado (2.27%)
School District Number 12 Adams County, Colorado, (Adams 12 Five Star Schools), General Obligation Bonds, Series 2001A (Prerefunded to 12-15-2011 @ 100) (c)	5.250%	12/15/2013	AA+	5,000	5,007
School District Number 12 Adams County, Colorado, (Adams 12 Five Star Schools), General Obligation Bonds, Series 2001A (Prerefunded to 12-15-2011 @ 100) (c)	5.250%	12/15/2013	AA-	1,750,000	1,752,485
City of Colorado Springs, Colorado, Utilities System, Subordinate Lien Improvement Revenue Bonds, Series 2005B.	4.750%	11/15/2015	Aa2	510,000	579,967
Highlands Ranch Metropolitan District No. 2, (Douglas County, Colorado) General Obligation Refunding Bonds, Series 2005	4.500%	06/15/2017	AA+	1,705,000	1,851,306

See accompanying notes to financial statements.	27

STATE FARM ASSOCIATES’ FUNDS TRUST MUNICIPAL BOND FUND

SCHEDULE OF INVESTMENTS (continued)

November 30, 2011

	Coupon rate	Maturity date	Rating (a)	Principal amount	Value
Long-term Municipal Bonds (Cont.)
Colorado (Cont.)
City of Colorado Springs, Colorado, Utilities System Subordinate Lien Improvement Revenue Bonds, Series 2005B	4.750%	11/15/2019	Aa2	$600,000	$656,304
Jefferson County, Colorado, School District No. 1	5.000%	12/15/2021	AA-	3,000,000	3,652,650
City of Aurora, Colorado, First-Lien Water Refunding Revenue Bonds, Series 2008A	4.750%	08/01/2025	Aa2	1,500,000	1,624,290
City of Aurora, Colorado, First-Lien Water Refunding Revenue Bonds, Series 2008A	4.750%	08/01/2026	Aa2	1,465,000	1,575,520
City of Aurora, Colorado, First-Lien Water Improvement Revenue Bonds, Series 2007A	5.000%	08/01/2032	Aa2	2,000,000	2,111,640

					13,809,169

Connecticut (1.34%)
The University of Connecticut, General Obligation Bonds, Series A 2004 (Prerefunded to 01-15-2014 @ 100) (c)	5.000%	01/15/2018	AA-	600,000	655,830
Town of New Canaan, Connecticut, General Obligation Refunding Bonds, Issue of 2010, Series A	5.000%	06/15/2020	Aaa	500,000	593,720
Town of Trumbull, Connecticut, General Obligation Refunding Bonds, Issue of 2009	4.000%	09/15/2020	Aa2	525,000	593,003
Town of Trumbull, Connecticut, General Obligation Refunding Bonds, Issue of 2009	4.000%	09/15/2021	Aa2	500,000	559,450
State of Connecticut, General Obligation Refunding Bonds, 2006 Series E	4.500%	12/15/2021	Aa2	1,900,000	2,090,741
Town of Bethel, Connecticut, General Obligation Sewer Bonds, Issue of 2009, Series B	4.000%	11/15/2023	AA+	620,000	650,907
Town of New Canaan, Connecticut, General Obligation Refunding Bonds, Issue of 2010, Series A	4.000%	06/15/2024	Aaa	1,000,000	1,078,560
State of Connecticut Health and Education Facilities Authority Revenue Bonds, Yale University Issue Series T-1	4.700%	07/01/2029	Aaa	1,800,000	1,919,718

					8,141,929

Delaware (0.20%)
State of Delaware, General Obligation Bonds, Series 2007A	4.250%	05/01/2021	Aaa	1,125,000	1,202,164

Florida (6.36%)
City of Titusville, Florida, Water and Sewer Revenue Refunding Bonds, Series 2010	5.000%	10/01/2018	A+	1,000,000	1,154,520
Pasco County, Florida, Water and Sewer Refunding Revenue Bonds, Series 2006	4.500%	10/01/2019	Aa2	2,025,000	2,188,154
City of Pompano Beach, Florida, Water and Sewer Refunding Revenue Bonds Series 2006B	4.500%	07/01/2020	NR	1,220,000	1,222,904
JEA Florida, Water and Sewer System Revenue Bonds, 2010 Series D	3.600%	10/01/2020	AA-	1,220,000	1,268,605
Pasco County, Florida, Water and Sewer Revenue Bonds, Series 2009A	5.000%	10/01/2020	Aa2	1,390,000	1,605,547
Fort Lauderdale, Florida, Water and Sewer Revenue Bonds	4.000%	03/01/2021	AA	1,170,000	1,261,974
State of Florida, State Board of Education, Public Education Capital Outlay Bonds 2004 Series D	4.375%	06/01/2021	Aa1	1,000,000	1,080,550
State of Florida, Department of Transportation, Turnpike Revenue Bonds, Series 2006A	4.200%	07/01/2021	Aa3	3,500,000	3,707,130
City of Titusville, Florida, Water and Sewer Revenue Refunding Bonds, Series 2010	5.000%	10/01/2021	A+	600,000	691,590
Orlando Utilities Commission, Utility System Revenue Refunding Bonds, Series 2006	4.750%	10/01/2021	AA	1,000,000	1,109,750
Pasco County, Florida, Water and Sewer Revenue Bonds, Series 2009A	4.000%	10/01/2021	Aa2	1,455,000	1,552,587
Fort Lauderdale, Florida, Water and Sewer Revenue Bonds	4.000%	03/01/2022	AA	1,215,000	1,293,124
Coral Springs Improvement District, Subordinate Water and Sewer Revenue Bonds, Series 2007	4.375%	06/01/2022	NR	1,500,000	1,552,140
JEA Florida, Electric System Revenue Bonds, Series Three 2009A	5.000%	10/01/2022	AA-	1,820,000	1,903,902
Tohopekaliga Water Authority, Utility System Revenue Refunding Bonds, Series 2011A	5.000%	10/01/2022	Aa2	365,000	422,316
Fort Lauderdale, Florida, Water and Sewer Revenue Bonds	4.000%	09/01/2023	AA	1,290,000	1,352,978
Tohopekaliga Water Authority, Utility System Revenue Refunding Bonds, Series 2011A	5.000%	10/01/2023	Aa2	200,000	227,956
City of Hollywood, Florida, General Obligation Bonds, Series 2005	5.000%	06/01/2024	A	3,000,000	3,140,550
State of Florida, Department of Transportation, Turnpike Revenue Bonds, Series 2006A	4.250%	07/01/2024	Aa3	2,500,000	2,610,875
State of Florida, Department of Transportation, Turnpike Revenue Bonds, Series 2010B	5.000%	07/01/2024	Aa3	2,000,000	2,270,320
State of Florida, Department of Transportation, Turnpike Revenue Bonds, Series 2010B	5.000%	07/01/2025	Aa3	2,485,000	2,801,017
City of West Palm Beach, Florida, Utility System Revenue Refunding Bonds, Series 2008A	5.000%	10/01/2026	AA-	2,000,000	2,164,160
State of Florida, State Board of Education, Public Education Capital Outlay Bonds, 2004 Series C	4.750%	06/01/2029	Aa1	2,000,000	2,076,060

					38,658,709

28	See accompanying notes to financial statements.

STATE FARM ASSOCIATES’ FUNDS TRUST MUNICIPAL BOND FUND

SCHEDULE OF INVESTMENTS (continued)

November 30, 2011

	Coupon rate	Maturity date	Rating (a)	Principal amount	Value
Long-term Municipal Bonds (Cont.)
Georgia (3.44%)
State of Georgia, General Obligation Bonds, Series 1995B	5.750%	03/01/2012	Aaa	$2,950,000	$2,989,353
State of Georgia, General Obligation Bonds, Series 1995B (Escrowed to maturity) (c)	5.750%	03/01/2012	Aaa	50,000	50,668
State of Georgia, General Obligation Bonds, Series 1997A	6.250%	04/01/2012	Aaa	3,000,000	3,058,830
State of Georgia, General Obligation Bonds, Series B (Prerefunded to 05-01-2012 @ 100) (c)	5.125%	05/01/2014	AA+	3,450,000	3,519,552
Cherokee County Water and Sewerage Authority (Georgia), Water and Sewerage Revenue Refunding Bonds, Series 2010	3.500%	08/01/2020	Aa2	200,000	218,406
Cherokee County Water and Sewerage Authority (Georgia), Water and Sewerage Revenue Refunding Bonds, Series 2010	4.000%	08/01/2021	Aa2	250,000	278,400
Fayette County, Georgia, Water Revenue Bond, Series 2009	5.000%	10/01/2021	Aa2	1,790,000	2,068,936
Henry County and Henry County Water and Sewerage Authority (Georgia), Water and Sewerage Revenue Refunding Bonds, Series 2010	5.000%	02/01/2022	Aa2	1,000,000	1,181,870
Fulton County, Georgia, Water and Sewerage Revenue Refunding Bonds, Series 2011	5.000%	01/01/2024	Aa3	1,660,000	1,895,039
Fayette County, Georgia, Water Revenue Bond, Series 2009	4.375%	10/01/2024	Aa2	750,000	805,688
Unified Government of Athens-Clarke County, Georgia, Water and Sewerage Revenue Bonds, Series 2008	5.625%	01/01/2028	AA-	1,000,000	1,116,160
Forsyth County, Georgia, General Obligation Bonds, Series 2008A	5.000%	03/01/2028	AA+	1,000,000	1,117,500
Spalding County Water and Sewerage Facilities Authority (Georgia), Revenue Bonds, Series 2008	6.125%	09/01/2028	Aa3	2,300,000	2,610,753

					20,911,155

Hawaii (0.76%)
City and County of Honolulu, General Obligation Bonds, Series 2005F	5.000%	07/01/2026	Aa1	2,140,000	2,308,782
State of Hawaii Highway Revenue Bonds Series 2008	5.750%	01/01/2027	Aa2	2,000,000	2,282,400

					4,591,182

Idaho (0.48%)
Nampa School District No. 131, Canyon County, Idaho, General Obligation School Bonds,
Series 2003 (Prerefunded to 08-15-2013 @ 100) (c)	4.750%	08/15/2018	A	1,690,000	1,813,708
Independent School District of Boise City, Ada and Boise Counties, Idaho, General Obligation Bonds, Series 2007	4.625%	08/01/2022	AA	1,000,000	1,098,100

					2,911,808

Illinois (3.67%)
School District Number 112 (North Shore), Lake County, Illinois, Refunding School Bonds, Series 2002	5.750%	12/01/2012	Aaa	2,150,000	2,259,435
State of Illinois, General Obligation Bonds, Illinois, First Series of April 2001	5.375%	04/01/2013	A	2,000,000	2,107,540
Community Unit School District Number 308, Kendall, Kane and Will Counties, Illinois, General Obligation School Bonds, Series 2003C (Prerefunded to 10-01-2013 @ 100) (c)	5.000%	10/01/2015	NR	700,000	758,268
Community Unit School District Number 308, Kendall, Kane and Will Counties, Illinois, General Obligation School Bonds, Series 2003C (Prerefunded to 10-01-2013 @ 100) (c)	5.000%	10/01/2015	Aa2	345,000	373,718
Community Unit School District Number 308, Kendall, Kane and Will Counties, Illinois, General Obligation School Bonds, Series 2003C (Prerefunded to 10-01-2013 @ 100) (c)	5.000%	10/01/2016	Aa2	365,000	395,383
Community Unit School District Number 308, Kendall, Kane and Will Counties, Illinois, General Obligation School Bonds, Series 2003C (Prerefunded to 10-01-2013 @ 100) (c)	5.000%	10/01/2016	NR	735,000	796,181
Community Unit School District No. 5, McLean and Woodford Counties, Illinois, General Obligation Refunding School Bonds, Series 2005	4.000%	12/01/2016	Aa2	900,000	917,271
Community Unit School District Number 200-U Will County, Illinois	5.000%	11/01/2019	A1	1,650,000	1,766,952
The Illinois State Toll Highway Authority, Toll Highway Senior Priority Revenue Bonds, 2005 Series A	4.125%	01/01/2020	Aa3	5,000,000	5,251,450
School District Number 161, Will County, Illinois, General Obligation School Bonds, Series 2005	5.000%	01/01/2020	Aa2	1,360,000	1,455,336
County of Lake, Illinois, Water and Sewer System Revenue Refunding Bonds Series B of 2006	4.375%	12/01/2020	Aa1	1,465,000	1,568,209

See accompanying notes to financial statements.	29

STATE FARM ASSOCIATES’ FUNDS TRUST MUNICIPAL BOND FUND

SCHEDULE OF INVESTMENTS (continued)

November 30, 2011

	Coupon rate	Maturity date	Rating (a)	Principal amount	Value
Long-term Municipal Bonds (Cont.)
Illinois (Cont.)
Community Consolidated School District Number 201, Grundy, Kendall and Will Counties, Illinois, (Minooka), General Obligation Refunding School Bonds, Series 2010A	5.250%	10/15/2022	AA	$1,200,000	$1,364,376
Community Consolidated School District Number 201, Grundy, Kendall and Will Counties, Illinois, (Minooka), General Obligation Refunding School Bonds, Series 2010A	5.250%	10/15/2023	AA	2,000,000	2,253,280
School District Number 161, Will County, Illinois, General Obligation School Bonds, Series 2005	5.000%	01/01/2024	Aa2	1,000,000	1,051,650

					22,319,049

Indiana (2.64%)
Highland School Building Corporation, Lake County, Indiana, First Mortgage Refunding Bonds, Series 2003	5.000%	07/10/2016	AA+	2,635,000	2,794,207
Town of Zionsville, Indiana, Sewage Works Revenue Bonds of 2010, Series A	2.350%	07/15/2017	AA-	210,000	216,363
Town of Zionsville, Indiana, Sewage Works Revenue Bonds of 2010, Series A	2.600%	07/15/2018	AA-	220,000	228,272
Zionsville Community Schools Building Corporation, Boone County, Indiana, First Mortgage Bonds, Series 2005A	5.000%	07/15/2018	AA-	1,665,000	1,822,909
Town of Zionsville, Indiana, Sewage Works Revenue Bonds of 2010, Series A	2.800%	07/15/2019	AA-	230,000	239,619
City of Bloomington, Indiana, Waterworks Revenue Bonds of 2011, Series B	3.500%	07/01/2020	AA-	910,000	955,400
Lebanon Middle School Building Corporation, Lebanon, Indiana, Unlimited Ad Valorem Property Tax First Mortgage Bonds, Series 2011	4.000%	07/10/2020	A+	2,075,000	2,219,794
Town of Zionsville, Indiana, Sewage Works Revenue Bonds of 2010, Series A	3.000%	07/15/2020	AA-	245,000	256,177
City of Fort Wayne, Indiana, Sewage Works Revenue Bonds of 2010	4.500%	08/01/2020	Aa3	2,075,000	2,256,189
Ball State University Board of Trustees, Ball State University Student Fee Bonds, Series 0	5.250%	07/01/2022	Aa3	500,000	573,255
City of Noblesville, Indiana, Sewage Works Revenue Bonds of 2011	4.000%	07/01/2022	Aa2	185,000	199,173
Ball State University Board of Trustees, Ball State University Student Fee Bonds, Series 0	5.250%	07/01/2023	Aa3	1,060,000	1,202,273
City of Noblesville, Indiana, Sewage Works Revenue Bonds of 2011	4.250%	07/01/2023	Aa2	215,000	232,194
City of Noblesville, Indiana, Sewage Works Revenue Bonds of 2011	4.375%	07/01/2024	Aa2	210,000	225,716
The Trustees of Ivy Tech Community College of Indiana, Ivy Tech Community College Student Fee Bonds, Series K	5.000%	07/01/2024	AA-	1,000,000	1,068,950
City of Fort Wayne, Indiana, Sewage Works Revenue Bonds of 2010	4.500%	08/01/2025	Aa3	1,530,000	1,582,035

					16,072,526

Iowa (2.76%)
City of Des Moines, Iowa, General Obligation Bonds, Series 2007C Urban Renewal	4.000%	06/01/2015	Aa1	990,000	1,092,297
Board of Regents, State of Iowa, Utility System Revenue Bonds, Series S.U.I. 2006	4.000%	11/01/2015	Aa1	975,000	1,080,027
Black Hawk County, Iowa, General Obligation Bonds, Series 2008B	4.600%	06/01/2018	Aa2	520,000	569,577
City of West Des Moines, Iowa, General Obligation Bonds, Series 2004A	5.000%	06/01/2018	Aaa	850,000	925,463
City of Des Moines, Iowa, General Obligation Refunding Bonds, Series 2010B (Urban Renewal)	4.000%	06/01/2019	Aa1	1,190,000	1,341,106
Clear Creek Amana Community School District, Iowa, General Obligation School Bonds	4.625%	06/01/2019	A1	1,200,000	1,252,296
City of Des Moines, Iowa, General Obligation Refunding Bonds, Series 2010B (Urban Renewal)	4.000%	06/01/2022	Aa1	1,350,000	1,468,908
Board of Regents, State of Iowa, Academic Building Revenue Bonds, Series S.U.I. 2008	4.625%	07/01/2025	AA	1,775,000	1,916,166
Board of Regents, State of Iowa, Academic Building Revenue Bonds, Series S.U.I. 2008	4.625%	07/01/2026	AA	1,750,000	1,877,400
Ankeny Community School District Polk County, Iowa, General Obligation School Bonds, Series 2009	5.000%	06/01/2027	Aa3	2,000,000	2,098,680
Board of Regents, State of Iowa, Academic Building Revenue Bonds, Series S.U.I. 2008	4.750%	07/01/2027	AA	1,950,000	2,078,973
Waukee Community School District, Iowa, General Obligation School Bonds, Series 2009	5.000%	06/01/2028	Aa2	1,000,000	1,091,180

					16,792,073

Kansas (4.18%)
Kansas Development Finance Authority, Kansas Water Pollution Control Revolving Fund Revenue Bonds	5.500%	05/01/2015	Aaa	2,000,000	2,301,300
City of Overland Park, Kansas Internal Improvement Bonds, Series 2006A	4.250%	09/01/2016	Aaa	1,220,000	1,317,539
City of Wichita, Kansas, Water and Sewer Utility Revenue Bonds, Series 1999	4.000%	10/01/2017	Aa2	1,300,000	1,301,391
City of Derby, Kansas, General Obligation Water System Refunding Bonds, Series A	5.000%	12/01/2017	Aa3	670,000	709,269
Unified School District No. 263, Sedgwick County, Kansas (Mulvane) General Obligation School Building Bonds, Series 2004	5.000%	09/01/2018	A1	1,000,000	1,090,450

30	See accompanying notes to financial statements.

STATE FARM ASSOCIATES’ FUNDS TRUST MUNICIPAL BOND FUND

SCHEDULE OF INVESTMENTS (continued)

November 30, 2011

	Coupon rate	Maturity date	Rating (a)	Principal amount	Value
Long-term Municipal Bonds (Cont.)
Kansas (Cont.)
Unified School District No. 265, Sedgwick County, Kansas (Goddard), General Obligation Refunding and Improvement Bonds Series 2005	5.000%	10/01/2018	Aa3	$910,000	$1,009,600
City of Wichita, Kansas, General Obligation Bonds, Series 790	4.375%	09/01/2019	Aa1	980,000	1,063,055
Johnson County, Kansas, Internal Improvement Bonds, Series 2007B, (General Obligation Payable from Unlimited Ad Valorem Taxes)	4.500%	09/01/2022	Aaa	1,000,000	1,100,650
City of Lawrence, Kansas, Water and Sewage System, Improvement Revenue Bonds, Series 2007	4.500%	11/01/2022	Aa2	890,000	966,255
Johnson County, Kansas, Internal Improvement Bonds, Series 2007B, (General Obligation Payable from Unlimited Ad Valorem Taxes)	4.500%	09/01/2023	Aaa	1,615,000	1,767,634
Johnson County, Kansas, Internal Improvement Bonds, Series 2007B, (General Obligation Payable from Unlimited Ad Valorem Taxes)	4.625%	09/01/2024	Aaa	1,895,000	2,073,945
City of Wichita, Kansas, Water and Sewer Utility, Revenue Bonds, Series 2009A	5.000%	10/01/2024	AA-	2,000,000	2,278,460
Johnson County, Kansas, Internal Improvement Bonds, Series 2008A	4.500%	09/01/2025	Aaa	1,115,000	1,212,763
City of Wichita, Kansas, Water and Sewer Utility Revenue Bonds, Series 2005C	5.000%	10/01/2025	AA-	1,240,000	1,339,473
Johnson County, Kansas, Internal Improvement Bonds, Series 2008A	4.750%	09/01/2026	Aaa	2,220,000	2,429,812
City of Topeka, Kansas, General Obligation Improvement and Refunding Bonds, Series 2008-A	5.600%	08/15/2029	Aa2	215,000	221,136
City of Topeka, Kansas, General Obligation Improvement and Refunding Bonds, Series 2008-A (Prerefunded to 08-15-2013 @ 100) (c)	5.600%	08/15/2029	NR	1,335,000	1,451,866
City of Topeka, Kansas, General Obligation Improvement and Refunding Bonds, Series 2008-A	5.600%	08/15/2030	Aa2	225,000	231,273
City of Topeka, Kansas, General Obligation Improvement and Refunding Bonds, Series 2008-A (Prerefunded to 08-15-2013 @ 100) (c)	5.600%	08/15/2030	NR	1,405,000	1,527,994

					25,393,865

Kentucky (1.63%)
Sanitation District No. 1, Sanitation District Revenue Bonds, Series 2006, Campbell, Kenton and Boone Counties, Kentucky	4.300%	08/01/2017	Aa2	1,275,000	1,407,103
Boone-Florence Water Commission (Kentucky), Water Supply System Refunding Revenue Bonds, Series 2010	3.250%	12/01/2018	Aa3	2,040,000	2,200,018
Louisville/Jefferson County Metro Government, General Obligation Bonds, Series 2006A	4.500%	11/01/2020	Aa1	1,565,000	1,713,925
Boone-Florence Water Commission (Kentucky), Water Supply System Refunding Revenue Bonds, Series 2010	3.250%	12/01/2020	Aa3	1,780,000	1,878,060
Louisville and Jefferson County Metropolitan Sewer District, (Commonwealth of Kentucky), Sewer and Drainage System Revenue Bonds, Series 2007A	5.000%	05/15/2024	Aa3	1,500,000	1,638,285
Louisville/Jefferson County Metro Government, General Obligation Bonds, Series 2006A	4.250%	11/01/2025	Aa1	1,000,000	1,044,520

					9,881,911

Louisiana (1.37%)
State of Louisiana, General Obligation Bonds, Series 2003 A (Prerefunded to 05-01-2013 @ 100) (c)	5.000%	05/01/2018	Aa2	4,000,000	4,259,960
City of Shreveport, State of Louisiana, General Obligation Refunding Bonds, Series 2005A	5.000%	05/01/2019	A+	1,340,000	1,451,877
Caddo Parish, Louisiana, General Obligation Bonds Series 2007	4.500%	02/01/2020	Aa2	405,000	437,420
State of Louisiana, General Obligation Match Bonds, Series 2006-B	5.000%	07/15/2025	Aa2	2,000,000	2,192,660

					8,341,917

Maine (1.02%)
Maine Municipal Bond Bank, 2007 Series A Refunding Bonds	4.500%	11/01/2020	Aa2	100,000	112,140
Maine Municipal Bond Bank, 2007 Series A Refunding Bonds	4.500%	11/01/2021	Aa2	3,515,000	3,904,778
Maine Turnpike Authority, Turnpike Revenue Bonds, Series 2004	5.250%	07/01/2030	A+	2,100,000	2,183,286

					6,200,204

Maryland (1.37%)
State of Maryland, General Obligation Bonds, State and Local Facilities Loan of 2002, Second Series	5.500%	08/01/2014	Aaa	430,000	485,178
Baltimore County, Maryland, General Obligation Bonds, Consolidated Public Improvement, Series 2002	5.000%	09/01/2014	Aaa	1,050,000	1,084,240

See accompanying notes to financial statements.	31

STATE FARM ASSOCIATES’ FUNDS TRUST MUNICIPAL BOND FUND

SCHEDULE OF INVESTMENTS (continued)

November 30, 2011

	Coupon rate	Maturity date	Rating (a)	Principal amount	Value
Long-term Municipal Bonds (Cont.)
Maryland (Cont.)
Prince George’s County, Maryland, General Obligation Consolidated Public Improvement Bonds, Series 2005	4.000%	10/01/2017	Aaa	$455,000	$500,477
Washington Suburban Sanitary District, Maryland	5.000%	06/01/2019	Aaa	2,000,000	2,264,780
University System of Maryland, Auxiliary Facility and Tuition Revenue Bonds, 2008 Series A	4.625%	04/01/2026	Aa1	2,140,000	2,300,521
The City of Frederick, Maryland, General Obligation Bonds and Notes, Public Improvements Bonds, Tax-Exempt Series 2009A	5.000%	03/01/2027	Aa2	1,500,000	1,703,235

					8,338,431

Massachusetts (1.09%)
Town of Westborough Massachusetts, General Obligation Bonds, (Unlimited Tax)	5.000%	11/15/2016	Aa2	1,135,000	1,226,560
The Commonwealth of Massachusetts, General Obligation Bonds, Consolidated Loan of 2003, Series C (Prerefunded to 08-01-2013 @ 100) (c)	5.250%	08/01/2017	Aa1	5,000,000	5,385,850

					6,612,410

Michigan (1.52%)
Forest Hills Public Schools, County of Kent, State of Michigan, 2010 School Building and Site Bonds, Series II, (General Obligation - Unlimited Tax)	4.000%	05/01/2018	AA	500,000	538,600
Board of Trustees of Northern Michigan University, General Revenue Bonds, Series 2008A	5.000%	12/01/2018	A	440,000	519,407
Traverse City Area Public Schools, Counties of Grand Traverse, Leelanau and Benzie, State of Michigan, 2010 School Building and Site Bonds (General Obligation - Unlimited Tax)	3.500%	05/01/2020	AA	1,000,000	1,064,430
Forest Hills Public Schools County of Kent, State of Michigan, 2007 School Building and Site Bonds (General Obligation - Unlimited Tax)	4.750%	05/01/2022	AA	2,000,000	2,196,440
Forest Hills Public Schools, County of Kent, State of Michigan, 2010 School Building and Site Bonds, Series II, (General Obligation - Unlimited Tax)	4.000%	05/01/2022	AA	700,000	743,624
Hudsonville Public Schools, Counties of Ottawa and Allegan, State of Michigan, 2011 School Building and Site Bonds, (General Obligation - Unlimited Tax)	5.000%	05/01/2022	A+	275,000	316,126
Hudsonville Public Schools, Counties of Ottawa and Allegan, State of Michigan, 2011 School Building and Site Bonds, (General Obligation - Unlimited Tax)	5.000%	05/01/2023	A+	400,000	453,204
Hudsonville Public Schools, Counties of Ottawa and Allegan, State of Michigan, 2011 School Building and Site Bonds, (General Obligation - Unlimited Tax)	5.000%	05/01/2024	A+	600,000	670,050
Howell Public Schools, County of Livingston, State of Michigan, 2011 Refunding Bonds, Series B, (General Obligation - Unlimited Tax)	5.000%	05/01/2025	A+	1,880,000	2,001,805
City of Petoskey, County of Emmet, State of Michigan, Water Supply and Sewage Disposal System Revenue and Revenue Refunding Bonds, Series 2011	4.500%	02/01/2028	AA-	750,000	762,922

					9,266,608

Minnesota (0.29%)
Anoka Hennepin Independent School District 11, Coon Rapids, Minnesota, General Obligation, Alternative Facility Bonds, Series 2004A (Prerefunded to 02-01-2012 @ 100) (c)	4.000%	02/01/2017	Aa2	615,000	618,628
State of Minnesota, General Obligation State Various Purpose Bonds, Series 2009H	4.500%	11/01/2024	Aa1	1,000,000	1,124,320

					1,742,948

Mississippi (2.33%)
State of Mississippi, General Obligation Refunding Bonds, Series 2001	5.500%	09/01/2013	Aa2	2,000,000	2,169,980
State of Mississippi, General Obligation Refunding Bonds, Series 2002A	5.500%	12/01/2015	Aa2	2,000,000	2,344,220
DeSoto County School District, DeSoto County, Mississippi, General Obligation Bonds, Series 2005	4.000%	05/01/2018	Aa1	1,585,000	1,670,939
City of Jackson, Mississippi, Water and Sewer System Revenue Refunding Bonds, Series 2005	4.500%	09/01/2018	A+	1,000,000	1,086,590
City of Ridgeland, Mississippi, General Obligation Public Improvement Bonds, Series 2007A	4.375%	08/01/2019	Aa2	475,000	531,525
City of Ridgeland, Mississippi, General Obligation Public Improvement Bonds, Series 2007B	4.375%	08/01/2019	Aa2	525,000	587,475
City of Ridgeland, Mississippi, General Obligation Public Improvement Bonds, Series 2007A	4.500%	08/01/2020	Aa2	500,000	554,925

32	See accompanying notes to financial statements.

STATE FARM ASSOCIATES’ FUNDS TRUST MUNICIPAL BOND FUND

SCHEDULE OF INVESTMENTS (continued)

November 30, 2011

	Coupon rate	Maturity date	Rating (a)	Principal amount	Value
Long-term Municipal Bonds (Cont.)
Mississippi (Cont.)
City of Ridgeland, Mississippi, General Obligation Public Improvement Bonds, Series 2007B	4.500%	08/01/2020	Aa2	$400,000	$443,940
Mississippi Development Bank, Special Obligation Bonds, Series 2010A, (City of Jackson, Mississippi General Obligation, Refunding Project)	5.000%	03/01/2022	AA-	1,000,000	1,154,460
Mississippi Development Bank, Special Obligation Bonds, Series 2008 (Jackson Public School District General Obligation Bond Project)	5.375%	04/01/2025	Aa2	2,290,000	2,513,825
Mississippi Development Bank, Special Obligation Bonds, Series 2008 (Jackson Public School District General Obligation Bond Project)	5.375%	04/01/2026	Aa2	1,000,000	1,091,250

					14,149,129

Missouri (2.81%)
Reorganized School District No. 7 of Jackson County, Missouri (Lee’s Summit, Missouri School District), General Obligation Refunding Bonds, Series 2005	4.500%	03/01/2019	Aa1	1,850,000	2,002,181
State Environmental Improvement and Energy, Resources Authority (State of Missouri), Water Pollution Control and Drinking Water Revenue Bonds, (State Revolving Funds Programs), Series 2007A	4.500%	01/01/2021	Aaa	1,060,000	1,190,730
Health and Education Facilities Authority of the State of Missouri, Educational Facilities Revenue Bonds (The Washington University), Series 2007B	4.200%	01/15/2021	Aaa	530,000	576,417
City of Ladue School District, St. Louis County, Missouri, General Obligation Refunding and Improvement Bonds, Series 2007	5.000%	03/01/2023	AAA	1,455,000	1,642,433
Parkway C-2 School District, St. Louis County, Missouri, General Obligation Refunding and Improvement Bonds, Series 2009	4.625%	03/01/2025	AAA	3,000,000	3,294,480
Reorganized School District No. 7 of Jackson County, Missouri (Lee’s Summit, Missouri School District), General Obligation School Building Bonds, Series 2008	4.750%	03/01/2027	Aa1	5,750,000	6,209,655
Platte County R-III School District of Platte County, Missouri, General Obligation School Building Bonds, Series 2008	5.000%	03/01/2028	AA	2,000,000	2,173,740

					17,089,636

Montana (0.09%)
State of Montana, General Obligation Bonds, (Water Pollution Control State Revolving Fund Program), Series 2005G	4.750%	07/15/2018	AA	490,000	543,939

Nebraska (3.61%)
Omaha Public Power District, Nebraska, Electric System Revenue Bonds, 1992 Series B (Escrowed to maturity) (c)	6.150%	02/01/2012	AA+	1,595,000	1,609,754
Nebraska Public Power District Revenue Series A	5.000%	01/01/2017	A	3,000,000	3,158,670
City of Omaha, Nebraska, Various Purpose Bonds Series of 2005	4.500%	11/15/2018	Aaa	2,140,000	2,371,976
City of Omaha, Nebraska, Various Purpose Bonds Series of 2005	4.500%	11/15/2019	Aaa	2,140,000	2,352,181
City of Omaha, Nebraska, Sanitary Sewerage System Revenue Bonds, Series of 2006	4.250%	11/15/2020	Aa2	1,565,000	1,703,017
Douglas County School District 0010, (Elkhorn Public Schools), General Obligation Refunding Bonds, Series 2011	4.000%	12/15/2022	AA-	1,290,000	1,387,098
Douglas County School District 0010, (Elkhorn Public Schools), General Obligation Refunding Bonds, Series 2011	5.000%	12/15/2023	AA-	1,560,000	1,796,340
Douglas County School District 0010 in the State of Nebraska, (Elkhorn Public Schools), General Obligation Bonds, Series 2008	4.625%	07/15/2024	AA-	2,120,000	2,161,955
Douglas County School District 0001, (Omaha, Nebraska, Public Schools), General Obligation Refunding Bonds, Series 2010	4.000%	12/15/2024	Aa1	3,000,000	3,230,850
Douglas County School District 0010, (Elkhorn Public Schools), General Obligation Refunding Bonds, Series 2011	5.000%	12/15/2026	AA-	1,925,000	2,139,868

					21,911,709

New Hampshire (1.08%)
City of Concord, New Hampshire, General Obligations Bonds	4.750%	07/15/2016	AA	515,000	578,247
City of Manchester, New Hampshire, (Manchester Water Works) Water Revenue Bonds, Series 2003 (Prerefunded to 06-01-2013 @ 100) (c)	5.000%	12/01/2017	Aa1	2,620,000	2,798,317
State of New Hampshire, General Obligation Refunding Bonds, 2006 Series A	4.250%	10/15/2020	AA	1,405,000	1,558,286
New Hampshire Municipal Bond Bank Series B Bonds	4.750%	08/15/2023	A1	1,500,000	1,638,870

					6,573,720

See accompanying notes to financial statements.	33

STATE FARM ASSOCIATES’ FUNDS TRUST MUNICIPAL BOND FUND

SCHEDULE OF INVESTMENTS (continued)

November 30, 2011

	Coupon rate	Maturity date	Rating (a)	Principal amount	Value
Long-term Municipal Bonds (Cont.)
New Jersey (3.07%)
State of New Jersey, General Obligation Bonds, Various Purpose	5.250%	08/01/2014	Aa3	$7,000,000	$7,797,160
Borough of Fort Lee, New Jersey, General Obligation Bonds, Series 2005	4.000%	07/15/2018	Aa2	1,230,000	1,302,582
Township of Parsippany-Troy Hills, In the County of Morris, New Jersey, General Obligation Bonds	2.500%	11/01/2018	AA	1,710,000	1,788,523
Township of Toms River, County of Ocean, New Jersey, General Improvement Bonds, Series 2010A	3.000%	06/15/2019	AA	1,900,000	1,981,358
Middlesex County Improvement Authority, (County of Middlesex, State of New Jersey), County-Guaranteed Open Space Trust Fund Revenue Bonds, Series 2009A	4.000%	12/15/2019	Aa2	1,540,000	1,733,301
Middlesex County Improvement Authority, (County of Middlesex, State of New Jersey), County-Guaranteed Open Space Trust Fund Revenue Bonds, Series 2009A	4.000%	12/15/2020	Aa2	750,000	833,092
Township of Parsippany-Troy Hills, In the County of Morris, New Jersey, General Obligation Bonds	3.000%	11/01/2021	AA	1,775,000	1,846,053
The Board of Education, of the Township of South Brunswick, in the County of Middlesex, New Jersey, Refunding School Bonds, Series 2007 AA	4.500%	08/01/2022	Aa2	1,240,000	1,349,517

					18,631,586

New Mexico (1.94%)
State Transportation, Refunding Revenue Bonds, (Senior Lien), Series 2010B	4.000%	06/15/2019	Aa1	3,500,000	4,029,165
Las Cruces School District No. 2, General Obligation School Bonds, Series 2011A (d)	4.000%	08/01/2021	Aa2	1,500,000	1,645,935
City of Rio Rancho, New Mexico, Water and Wastewater System Revenue Bonds, Series 2005	5.000%	05/15/2022	A+	1,365,000	1,476,930
City of Rio Rancho, New Mexico, Water and Wastewater System Revenue Bonds, Series 2005	5.000%	05/15/2023	A+	1,320,000	1,420,096
Albuquerque Municipal School District No. 12, Bernalillo and Sandoval Counties, New Mexico, General Obligation School Building Bonds Series 2008B	4.500%	08/01/2023	AA	2,000,000	2,142,860
Albuquerque Bernalillo County Water Utility Authority, Joint Water and Sewer System Improvement Revenue Bonds, Series 2005	4.400%	07/01/2024	AA	1,000,000	1,047,070

					11,762,056

New York (3.00%)
New York City, Municipal Water Finance Authority, Water and Sewer System Revenue Bonds, Fiscal 2003, Series D (Prerefunded to 06-15-2012 @ 100) (c)	5.000%	06/15/2016	Aa1	2,000,000	2,050,080
Minisink Valley Central School District, Orange and Sullivan Counties, New York, School District (Serial) Bonds, 2005 Series B	4.000%	06/15/2017	Aa3	1,000,000	1,065,330
New York State Thruway Authority, Second General Highway and Bridge Trust Fund Bonds, Series 2005B	5.000%	04/01/2019	AA	2,000,000	2,244,780
Town of Brookhaven, Suffolk County, New York, Public Improvement Serial Bonds - 2010	3.250%	03/15/2020	Aa2	1,665,000	1,750,947
Minisink Valley Central School District, Orange and Sullivan Counties, New York, School District (Serial) Bonds, 2009	3.000%	04/15/2020	AA	825,000	860,970
Minisink Valley Central School District, Orange and Sullivan Counties, New York, 2006 Series B Bonds	4.300%	06/01/2020	Aa3	695,000	742,621
County of Saratoga, New York, Public Improvement (Serial) Bonds, Series 2010B	4.000%	07/15/2020	AA+	410,000	441,779
Minisink Valley Central School District, Orange and Sullivan Counties, New York, 2006 Series B Bonds	4.300%	06/01/2021	Aa3	625,000	665,919
County of Suffolk, New York, Public Improvement Serial Bonds - 2009 Series C	4.000%	10/15/2021	AA-	3,000,000	3,290,100
Hauppauge Union Free School District, Suffolk County, New York, School District Serial Bonds - 2010	4.000%	07/15/2022	Aa2	1,265,000	1,359,394
County of Saratoga, New York, Public Improvement (Serial) Bonds, Series 2010B	4.000%	07/15/2023	AA+	465,000	487,613
Hauppauge Union Free School District, Suffolk County, New York, School District Serial Bonds - 2010	4.000%	07/15/2023	Aa2	1,615,000	1,715,082
Miller Place Union Free School District, In the Town of Brookhaven, Suffolk County, New York, School District Serial Bonds - 2010	4.000%	02/15/2026	Aa2	460,000	470,373
The Port Authority of New York and New Jersey Consolidated Bonds, One Hundred Fifty-Third Series	4.750%	07/15/2029	AA-	1,000,000	1,055,640

					18,200,628

North Carolina (1.43%)
County of Orange, North Carolina, General Obligation Refunding Bonds, Series 2011	3.000%	02/01/2019	Aa1	1,000,000	1,089,340

34	See accompanying notes to financial statements.

STATE FARM ASSOCIATES’ FUNDS TRUST MUNICIPAL BOND FUND

SCHEDULE OF INVESTMENTS (continued)

November 30, 2011

	Coupon rate	Maturity date	Rating (a)	Principal amount	Value
Long-term Municipal Bonds (Cont.)
North Carolina (Cont.)
North Carolina, Orange Water and Sewer Authority, Water and Sewer System Revenue Bonds, Series 2006	4.375%	07/01/2019	Aa1	$855,000	$939,363
City of Fayetteville, North Carolina, Public Works Commission, Revenue Bonds, Series 2009B	5.000%	03/01/2022	Aa3	1,000,000	1,171,060
County of Pender, North Carolina, General Obligation School Bonds, Series 2007	4.375%	03/01/2022	A+	545,000	582,420
County of Wake, North Carolina, General Obligation Public Improvement Bonds, Series 2011	4.000%	04/01/2024	Aaa	1,000,000	1,090,110
City of Charlotte, North Carolina, General Obligation Refunding Bonds, Series 2009B	4.000%	06/01/2024	Aaa	1,000,000	1,087,610
City of Asheville, North Carolina, Water System Revenue Bonds, Series 2007	4.750%	08/01/2024	Aa2	1,555,000	1,677,052
State of North Carolina, General Obligation Public Improvement Bonds, Series 2010A	4.000%	05/01/2026	Aaa	1,000,000	1,067,650

					8,704,605

North Dakota (0.72%)
North Dakota Municipal Bond Bank, State Revolving Fund Program Bonds, Series 2003 B	5.000%	10/01/2016	Aaa	1,915,000	2,051,865
North Dakota Municipal Bond Bank, State Revolving Fund Program Bonds, Series 2003 B	5.000%	10/01/2017	Aaa	1,225,000	1,304,968
Cass County, North Dakota, West Fargo Public School District No. 6, General Obligation School Building Bonds, Series 2011	4.000%	05/01/2026	Aa3	1,000,000	1,030,040

					4,386,873

Ohio (2.15%)
Lakota Local School District, County of Butler, Ohio, General Obligation Unlimited Tax, School Improvement and Refunding Bonds, Series 2001	5.250%	12/01/2013	Aaa	1,375,000	1,379,194
Indian Hill Exempted Village School District, County of Hamilton, Ohio, School Improvement Refunding Bonds, Series 2006	4.375%	12/01/2020	Aaa	1,580,000	1,708,881
State of Ohio, Common Schools General Obligation Bonds, Series 2005C	4.300%	06/15/2021	Aa1	2,000,000	2,132,680
Board of Education, City School District of the City of Cincinnati, County of Hamilton, Ohio, Classroom Facilities Construction and Improvement Refunding Bonds, Series 2006 (Voted General Obligation Unlimited Tax)	5.250%	12/01/2022	AA-	1,000,000	1,204,100
Plain Local School District, County of Stark, Ohio, General Obligation (Unlimited Tax), School Improvement Refunding Bonds, Series 2011A	4.300%	11/01/2023	AA-	2,840,000	3,023,833
State of Ohio, Common Schools General Obligation Bonds, Series 2006D	4.300%	09/15/2025	Aa1	2,000,000	2,058,160
Miami University (A State University of Ohio), General Receipts Revenue and Refunding Bonds, Series 2011(d)	5.000%	09/01/2026	Aa3	1,430,000	1,566,079

					13,072,927

Oklahoma (0.74%)
Oklahoma Water Resources Board, State Loan Program Revenue Bonds, Refunding Series 2006B	5.000%	10/01/2020	AAA	1,230,000	1,386,714
City of Tulsa, Oklahoma, General Obligation Bonds, Series 2008	4.625%	05/01/2025	AA	1,485,000	1,598,365
Oklahoma Housing Finance Agency, Single Family Mortgage Revenue Bonds, (Homeownership Loan Program), 2003 Series B-1 (AMT)	4.875%	09/01/2033	Aaa	1,530,000	1,530,168

					4,515,247

Oregon (2.57%)
Reynolds School District 7, Multnomah County, Oregon, General Obligation Refunding Bonds Series 2000	5.000%	06/15/2015	Aa2	2,135,000	2,399,441
City of Hillsboro, Oregon, Full Faith and Credit Bonds, Series 2004	4.750%	06/01/2018	Aa3	500,000	533,975
Oregon City School District No. 62, Clackamas County, Oregon, General Obligation Refunding Bonds, Series 2004	5.000%	06/15/2018	Aa2	1,625,000	1,782,560
State of Oregon Housing and Community Services Department, Mortgage Revenue Bonds (Single-Family Mortgage Program) 2007 Series C	4.625%	07/01/2020	Aa2	440,000	459,263
City of Portland, Oregon, First Lien Water System Revenue and Refunding Bonds, 2010 Series A (Tax Exempt)	4.000%	05/01/2021	Aaa	1,000,000	1,118,700
City of Portland, Oregon, Second Lien Sewer System Revenue and Refunding Bonds, 2008 Series B	5.000%	06/15/2023	Aa3	1,500,000	1,678,530
City of Portland, Oregon, First Lien Water System Revenue Bonds, 2011 Series A	4.000%	05/01/2025	Aaa	1,330,000	1,421,371
State of Oregon, State Board of Higher Education, General Obligation Bonds 2009 Series A Serial Bonds	5.750%	08/01/2025	Aa1	745,000	868,230

See accompanying notes to financial statements.	35

STATE FARM ASSOCIATES’ FUNDS TRUST MUNICIPAL BOND FUND

SCHEDULE OF INVESTMENTS (continued)

November 30, 2011

	Coupon rate	Maturity date	Rating (a)	Principal amount	Value
Long-term Municipal Bonds (Cont.)
Oregon (Cont.)
State of Oregon, State Board of Higher Education, General Obligation Bonds 2009 Series A Serial Bonds	5.750%	08/01/2026	Aa1	$670,000	$776,007
State of Oregon, State Board of Higher Education, General Obligation Bonds 2009 Series A Serial Bonds	5.750%	08/01/2027	Aa1	750,000	863,798
Tualatin Hills Park & Recreation District, Washington County, Oregon, General Obligation Bonds, Series 2009	4.625%	06/01/2028	AA	1,335,000	1,426,835
Portland Community College District, Multnomah, Washington, Yamhill, Clackamas and Columbia Counties, Oregon, General Obligation Bonds, Series 2009	5.000%	06/15/2029	AA	2,000,000	2,266,280

					15,594,990

Pennsylvania (2.04%)
Bellefonte Area School District, Centre County, Pennsylvania, General Obligation Bonds, Series A of 2004	4.500%	05/15/2016	A+	1,070,000	1,131,921
Bellefonte Area School District, Centre County, Pennsylvania, General Obligation Bonds, Series A of 2004	4.500%	05/15/2017	A+	1,010,000	1,063,995
Dover Township Sewer Authority, York County, Pennsylvania, Guaranteed Sewer Revenue Bonds, Series 2004	5.000%	11/01/2017	NR	1,030,000	1,091,604
Bellefonte Area School District, Centre County, Pennsylvania, General Obligation Bonds, Series A of 2004	4.750%	05/15/2018	A+	1,160,000	1,224,890
Dover Township Sewer Authority, York County, Pennsylvania, Guaranteed Sewer Revenue Bonds, Series 2004	5.000%	11/01/2018	NR	1,000,000	1,055,510
County of Chester, Commonwealth of Pennsylvania, General Obligation Bonds Series of 2006	4.375%	11/15/2021	Aaa	2,300,000	2,530,851
Township of Cranberry, Butler County, Pennsylvania, General Obligation Bonds, Series of 2011	4.500%	03/01/2025	Aa2	1,605,000	1,707,206
Township of Cranberry, Butler County, Pennsylvania, General Obligation Bonds, Series of 2011	4.500%	03/01/2027	Aa2	2,505,000	2,620,531

					12,426,508

Rhode Island (0.18%)
State of Rhode Island and Providence Plantations, General Obligation Bonds, Consolidated Capital Development Loan of 2007, Series A	4.750%	08/01/2023	Aa2	1,000,000	1,074,210

South Carolina (0.88%)
Lugoff-Elgin Water Authority (South Carolina) Waterworks System Revenue Bonds, Series 2007	5.000%	07/01/2022	A1	1,000,000	1,104,610
City of Columbia, South Carolina, Waterworks and Sewer System Revenue Bonds, Series 2010	4.500%	02/01/2025	AA	1,035,000	1,133,211
School District No. 1 of Richland County, South Carolina, General Obligation Bonds, Series 2006B	4.450%	03/01/2025	Aa2	1,000,000	1,045,070
Berkeley County, South Carolina, Water and Sewer System Refunding Revenue Bonds, Series 2008A	4.750%	06/01/2025	Aa3	800,000	863,864
University of South Carolina, Higher Education Revenue Bonds, Series 2008A	4.750%	06/01/2025	Aa2	1,130,000	1,211,360

					5,358,115

South Dakota (0.23%)
Harrisburg School District No. 41-2 Lincoln County, South Dakota, General Obligation Bonds, Series 2007	4.500%	01/15/2022	Aa3	1,370,000	1,388,961

Tennessee (2.98%)
Williamson County Tennessee, General Obligation Bonds, Public Improvement Refunding Bonds, Series 2000	5.000%	03/01/2014	Aaa	2,705,000	2,905,008
City of Knoxville, Tennessee, Gas System Revenue Refunding and Improvement Bonds, Series K-2004	4.750%	03/01/2018	Aa2	2,115,000	2,137,715
City of Knoxville, Tennessee, Water System Revenue Bonds, Series U-2009	4.000%	03/01/2021	Aa2	1,050,000	1,170,603
The Metropolitan Government of Nashville and Davidson County (Tennessee), Electric System Revenue Bonds, 2011 Series A	4.500%	05/15/2022	AA+	2,760,000	3,181,618
Tennessee State School Bond Authority, Higher Educational Facilities, Second Program Bonds, 2008 Series B	4.750%	05/01/2023	AA	2,000,000	2,209,900

36	See accompanying notes to financial statements.

STATE FARM ASSOCIATES’ FUNDS TRUST MUNICIPAL BOND FUND

SCHEDULE OF INVESTMENTS (continued)

November 30, 2011

	Coupon rate	Maturity date	Rating (a)	Principal amount	Value
Long-term Municipal Bonds (Cont.)
Tennessee (Cont.)
The Metropolitan Government of Nashville and Davidson County (Tennessee), General Obligation Improvement and Refunding Bonds, Series 2010A	4.000%	07/01/2023	AA	$2,000,000	$2,164,300
State of Tennessee, General Obligation Bonds, 2007 Series A	4.400%	10/01/2023	AA+	1,050,000	1,116,339
The Metropolitan Government of Nashville and Davidson County (Tennessee), Electric System Revenue Bonds, 2008 Series A	4.750%	05/15/2025	AA+	1,000,000	1,092,640
City of Chattanooga, Tennessee, General Obligation Refunding Bonds, Series 2007A	4.750%	03/01/2026	AA+	2,000,000	2,147,340

					18,125,463

Texas (4.01%)
City of Plano, Texas, (Collin and Denton Counties), General Obligation Refunding and Improvement Bonds, Series 2011	5.000%	09/01/2019	Aaa	1,000,000	1,212,480
Lake Travis Independent School District, Unlimited Tax School Building Bonds, Series 2006A	5.000%	02/15/2020	AA+	1,535,000	1,725,939
Clear Creek Independent School District (Galveston and Harris Counties, Texas) Unlimited Tax School Building Bonds, Series 2007	4.750%	02/15/2021	Aa2	490,000	543,376
Fort Worth Independent School District, (Tarrant County, Texas), Unlimited Tax School Building Bonds, Series 2010	4.000%	02/15/2021	AA	1,000,000	1,100,370
Clear Creek Independent School District (Galveston and Harris Counties, Texas) Unlimited Tax School Building Bonds, Series 2007	4.750%	02/15/2022	Aa2	470,000	516,149
Coppell Independent School District (Dallas County, Texas) Unlimited Tax School Building Bonds, Series 2007	5.000%	08/15/2022	AA	375,000	416,670
Coppell Independent School District (Dallas County, Texas) Unlimited Tax School Building Bonds, Series 2007	5.000%	08/15/2023	AA	395,000	436,274
City of Austin, Texas (Travis, Williamson and Hays Counties), Water and Wastewater System Refunding Bonds, Series 2010A	5.000%	11/15/2025	AA-	2,345,000	2,663,216
City of Austin, Texas, (Travis and Williamson Counties), Water and Wastewater System Revenue Refunding Bonds, Series 2009A	5.000%	11/15/2025	AA-	2,000,000	2,258,220
Carrollton-Farmers Branch Independent School District (Dallas and Denton Counties, Texas), Unlimited Tax School Building and Refunding Bonds, Series 2008	4.625%	02/15/2026	AA	1,165,000	1,242,041
Hays County, Texas, Pass-Through Toll Revenue and Unlimited Tax Bonds, Series 2011	4.750%	02/15/2026	AA	1,620,000	1,777,626
City of Austin, Texas (Travis and Williamson Counties), Electric Utility System Revenue Refunding Bonds, Series 2008A	5.250%	11/15/2026	A1	3,000,000	3,325,020
City of Austin, Texas (Travis, Williamson and Hays Counties), Water and Wastewater System Refunding Bonds, Series 2010A	5.000%	11/15/2026	AA-	2,465,000	2,781,136
Trinity River Authority of Texas, (Tarrant County Water Project) Improvement Revenue Bonds, Series 2008	5.750%	02/01/2027	Aa3	1,000,000	1,127,710
Parker County, Texas, Unlimited Tax Road Bonds, Series 2009	5.000%	02/15/2027	AA-	1,000,000	1,097,960
New Braunfels Independent School District (A political subdivision of the State of Texas located in Comal and Guadalupe Counties, Texas), Unlimited Tax School Building Bonds, Series 2008	5.000%	02/01/2028	AA-	1,000,000	1,058,060
Conroe Independent School District, (A political subdivision of the State of Texas located within Montgomery County, Texas) Unlimited Tax School Building Bonds, Series 2009A	5.250%	02/15/2028	Aa2	1,000,000	1,114,910

					24,397,157

Utah (0.97%)
Park City, Utah, Water Revenue Bonds, Series 2010, (Bank Qualified)	4.000%	12/15/2020	Aa2	410,000	461,750
Park City, Utah, Water Revenue Bonds, Series 2010, (Bank Qualified)	4.000%	12/15/2021	Aa2	600,000	668,322
Davis County School District Board of Education, Davis County, Utah, General Obligation School Building Bonds (Utah School Bond Guaranty Program), Series 2007	4.750%	06/01/2022	Aa2	2,375,000	2,634,611
Ogden City, Utah, Sewer and Water Revenue Bonds, Series 2008	5.000%	06/15/2029	Aa3	1,970,000	2,112,569

					5,877,252

Virginia (2.34%)
Rivanna Water and Sewer Authority, Regional Water and Sewer System Revenue and Refunding Bonds, Series 2005B	4.500%	10/01/2019	Aa2	1,020,000	1,102,793
County of Chesterfield, Virginia, Water and Sewer Revenue Bonds, Series 2007	4.250%	11/01/2020	Aaa	2,540,000	2,806,090
Henrico County, Virginia, General Obligation Public Improvement Bonds, Series 2006 (Prerefunded to 12-01-2016 @ 100) (c)	4.125%	12/01/2020	Aaa	2,100,000	2,405,361

See accompanying notes to financial statements.	37

STATE FARM ASSOCIATES’ FUNDS TRUST MUNICIPAL BOND FUND

SCHEDULE OF INVESTMENTS (continued)

November 30, 2011

	Coupon rate	Maturity date	Rating (a)	Principal amount	Value
Long-term Municipal Bonds (Cont.)

Virginia (Cont.)
Virginia Public School Authority, School Financing Bonds (1997 Resolution), Refunding Series 2009 C	4.000%	08/01/2021	Aa1	$1,500,000	$1,653,645
County of Spotsylvania, Virginia, Water and Sewer System Revenue Bonds, Series 2007	5.000%	06/01/2023	Aa3	1,235,000	1,371,023
Loudoun County, Virginia, General Obligation Public Improvement Bonds, Series 2011A	4.000%	12/01/2025	Aaa	1,400,000	1,488,018
Virginia Public School Authority, School Financing Bonds (1997 Resolution), Series 2004A	4.750%	08/01/2026	Aa1	1,000,000	1,041,970
Virginia Public School Authority, Special Obligation School Financing Bonds, Fluvanna County, Series 2008	6.250%	12/01/2026	AA-	2,000,000	2,339,720

					14,208,620

Washington (4.06%)
State of Washington, General Obligation Bonds, Series 1993A	5.750%	10/01/2012	Aa1	995,000	1,039,835
State of Washington, General Obligation Bonds, Series 1993A (Escrowed to Maturity) (c)	5.750%	10/01/2012	AA+	15,000	15,677
Public Utility District No. 1, Douglas County, Washington, Electric Distribution System, Revenue and Refunding Bonds, Series 2004	5.000%	12/01/2017	Aa3	705,000	751,022
Tukwila School District No. 406, King County, Washington, Unlimited Tax General Obligation Refunding Bonds, 2004	5.000%	12/01/2017	Aa2	1,000,000	1,105,020
Public Utility District No. 1, Douglas County, Washington, Electric Distribution System, Revenue and Refunding Bonds, Series 2004	5.000%	12/01/2018	Aa3	740,000	786,058
Bethel School District No. 403, Pierce County, Washington, Unlimited Tax General Obligation Bonds, 2006	5.000%	12/01/2020	Aa2	1,000,000	1,111,370
Public Utility District No. 1 of Franklin County, Washington, Electric Revenue and Refunding Bonds, Series 2007	4.750%	09/01/2022	A	1,000,000	1,069,800
Renton School District No. 403, King County, Washington, Unlimited Tax General Obligation Bonds, 2003	4.625%	12/01/2022	Aa2	2,000,000	2,081,960
Public Utility District No. 1 of Klickitat County, Washington, Electric System Revenue and Refunding Bonds, Series 2006B	5.000%	12/01/2023	A2	1,000,000	1,069,060
Yakima School District No. 7, Yakima County, Washington, Unlimited Tax General Obligation and Refunding Bonds, 2009	4.625%	12/01/2024	Aa3	4,000,000	4,401,960
Public Utility District No. 1 of Clark County, Washington, Water System Revenue Bonds, Series 2008	5.000%	01/01/2025	AA-	565,000	606,465
The City of Seattle, Washington, Municipal Light and Power Improvement and Refunding Revenue Bonds, 2008	6.000%	04/01/2025	AA-	1,325,000	1,565,395
Bellevue School District No 405, King County, Washington, Unlimited Tax General Obligation Bonds, 2008	4.750%	12/01/2025	AA+	1,000,000	1,090,170
Lake Washington School District No. 414, King County, Washington, Unlimited Tax General Obligation Bonds, 2008	5.000%	12/01/2025	AA	2,000,000	2,243,800
Public Utility District No. 1 of Clark County, Washington, Water System Revenue Bonds, Series 2008	5.000%	01/01/2026	AA-	500,000	533,990
The City of Seattle, Washington, Drainage and Wastewater Revenue Bonds, 2004	4.750%	09/01/2028	Aa1	3,500,000	3,595,620
State of Washington, Various Purpose General Obligation Bonds, Series 2009A	5.000%	07/01/2031	Aa1	1,500,000	1,633,800

					24,701,002

West Virginia (1.52%)
West Virginia University Board of Governors, University Improvement Revenue Bonds (West Virginia University Projects), 2011 Series B	5.000%	10/01/2023	A+	2,510,000	2,894,984
West Virginia University Board of Governors, University Improvement Revenue Bonds (West Virginia University Projects), 2011 Series B	5.000%	10/01/2024	A+	3,200,000	3,641,536
West Virginia University Board of Governors, University Revenue Improvement Bonds, West Virginia University Projections, 2004 Series C	5.000%	10/01/2024	A+	2,500,000	2,673,425

					9,209,945

Wisconsin (1.50%)
City of Appleton, Outagamie, Winnebago, and Calumet Counties, Wisconsin, Water System Revenue Refunding Bonds, Series 2001 (Prerefunded to 01-01-2012 @ 100) (c)	5.375%	01/01/2016	NR	1,460,000	1,465,402
City of Sturgeon Bay, Door County, Wisconsin, General Obligation Refunding Bonds	4.750%	10/01/2021	Aa3	545,000	588,774
School District of New Richmond, St. Croix County, Wisconsin, General Obligation Refunding Bonds	4.750%	04/01/2022	Aa2	1,000,000	1,089,050

38	See accompanying notes to financial statements.

STATE FARM ASSOCIATES’ FUNDS TRUST MUNICIPAL BOND FUND

SCHEDULE OF INVESTMENTS (continued)

November 30, 2011

	Coupon rate	Maturity date	Rating (a)	Principal amount	Value
Long-term Municipal Bonds (Cont.)
Wisconsin (Cont.)
City of Sheboygan, Sheboygan County, Wisconsin, General Obligation Corporate Purpose Bonds, Series 2007B	4.750%	10/01/2022	Aa2	$800,000	$907,120
State of Wisconsin, General Obligation Bonds of 2007, Series B	4.750%	05/01/2023	Aa2	2,335,000	2,480,307
City of Sheboygan, Sheboygan County, Wisconsin, General Obligation Corporate Purpose Bonds, Series 2007B	4.750%	10/01/2023	Aa2	300,000	334,995
City of Fond Du Lac, Fond Du Lac County, Wisconsin, Waterworks System Revenue Bonds, Series 2010	5.000%	09/01/2025	A+	1,000,000	1,102,540
State of Wisconsin, General Obligation Bonds of 2008, Series D	6.000%	05/01/2029	Aa2	1,000,000	1,155,340

					9,123,528

Wyoming (0.30%)
City of Cheyenne, Wyoming, Refunding Revenue Water Bonds, Series 2007	5.000%	12/01/2024	AA	1,700,000	1,826,922

Total Long-term Municipal Bonds (cost $553,939,039)					587,250,371

				Shares	Value
Short-term Investments (2.71%)
JPMorgan Tax Free Money Market Fund				16,492,401	$16,492,401

Total Short-term Investments (cost $16,492,401)					16,492,401

TOTAL INVESTMENTS (99.36%) (cost $570,431,440)					603,742,772
OTHER ASSETS, NET OF LIABILITIES (0.64%)					3,863,963

NET ASSETS (100.00%)					$607,606,735

(a)	Ratings are not audited and represent the lower of Moody’s, S&P or Fitch issuer specific ratings.
(b)	Long-term Municipal Bonds, as a percentage of total net assets, consisted of 5.96% Advanced Refunded Bonds, 36.83% General Obligation Bonds and 53.86% Municipal Revenue Bonds.
(c)	Advanced Refunded Bonds are backed by an escrow or trust containing U.S. Government or U.S. Government Agency securities to support the timely payment of principal and interest.
(d)	Security purchased on a “when-issued” basis.

NR – Not Rated

See accompanying notes to financial statements.	39

STATE FARM ASSOCIATES’ FUNDS TRUST

STATEMENTS OF ASSETS AND LIABILITIES

November 30, 2011

	Growth Fund	Balanced Fund	Interim Fund	Municipal Bond Fund
Assets
Investments in securities at identified cost	$1,335,957,314	829,768,894	389,745,132	570,431,440

Investments in securities at market value	$3,022,184,600	1,281,465,445	402,413,916	603,742,772
Receivable for:
Dividends and interest	10,469,115	6,612,977	2,623,170	7,447,751
Shares of the Fund sold	2,144,513	986,559	1,479,952	226,008
Prepaid expenses	22,251	8,562	2,292	3,583

Total assets	3,034,820,479	1,289,073,543	406,519,330	611,420,114

Liabilities and Net Assets
Distributions to shareholders	—	—	13,329	394,071
Payable for:
Shares of the Fund redeemed	1,356,474	1,120,897	142,630	85,750
Securities purchased	—	—	—	3,203,606
Due to affiliates	273,881	129,320	44,988	70,827
Accrued liabilities	122,284	68,176	52,790	59,125

Total liabilities	1,752,639	1,318,393	253,737	3,813,379

Net assets applicable to shares outstanding of common stock	$3,033,067,840	1,287,755,150	406,265,593	607,606,735

Fund shares outstanding (no par value, unlimited number of shares authorized)	58,214,497	23,660,105	39,532,140	69,088,109
Net asset value, offering price and redemption price per share	$52.10	54.43	10.28	8.79

Analysis of Net Assets
Paid-in-capital	$1,362,046,830	817,848,656	394,357,089	572,822,465
Accumulated net realized gain (loss)	(49,421,728)	1,521,132	(760,280)	1,472,938
Net unrealized appreciation (depreciation)	1,686,236,721	451,696,252	12,668,784	33,311,332
Undistributed net investment income (loss)	34,206,017	16,689,110	—	—

Net assets applicable to shares outstanding	$3,033,067,840	1,287,755,150	406,265,593	607,606,735

40	See accompanying notes to financial statements.

STATE FARM ASSOCIATES’ FUNDS TRUST

STATEMENTS OF OPERATIONS

November 30, 2011

	Growth Fund	Balanced Fund	Interim Fund	Municipal Bond Fund
Investment Income:
Dividends	$77,534,857	18,260,214	—	—
Interest	5,917	20,799,758	9,388,711	—
Tax-exempt interest	—	—	—	23,507,039

	77,540,774	39,059,972	9,388,711	23,507,039
Less: foreign withholding taxes	(697,929)	(262,537)	—	—

Total investment income	76,842,845	38,797,435	9,388,711	23,507,039
Expenses:
Investment advisory and management fees	3,301,330	1,448,640	448,364	650,374
Trustees’ fees and expenses	153,518	59,446	17,216	27,113
Reports to shareholders	97,778	44,763	17,136	13,256
Professional fees	81,527	53,092	52,170	56,184
Errors and omissions insurance	60,721	24,331	6,632	10,430
Custodian fees	59,557	15,809	662	5,922
ICI dues	39,371	16,185	4,598	7,362
Regulatory fees	34,864	31,581	29,129	31,421
Fidelity bond expense	6,583	2,937	760	1,254
Securities valuation fees	1,511	23,406	4,760	92,110

Total expenses	3,836,760	1,720,190	581,427	895,426

Net investment income	73,006,085	37,077,245	8,807,284	22,611,613

Realized and unrealized gain (loss):
Net realized gain (loss) on sales of investments	32,096,711	2,276,714	—	1,472,938
Net realized gain (loss) on foreign currency transactions	(29,560)	(5,632)	—	—
Change in net unrealized appreciation (depreciation) on investments and foreign currency transactions	64,546,919	24,998,539	(810,051)	9,516,898

Net realized and unrealized gain (loss) on investments	96,614,070	27,269,621	(810,051)	10,989,836

Net change in net assets resulting from operations	$169,620,155	64,346,866	7,997,233	33,601,449

See accompanying notes to financial statements.	41

STATE FARM ASSOCIATES’ FUNDS TRUST

STATEMENTS OF CHANGES IN NET ASSETS

	Growth Fund
Years ended November 30,	2011	2010
From operations:
Net investment income	$73,006,085	67,506,617
Net realized gain (loss)	32,067,151	(8,865,404)
Change in net unrealized appreciation or depreciation	64,546,919	80,108,736

Net change in net assets resulting from operations	169,620,155	138,749,949
Distributions to shareholders from and in excess of:
Net investment income	(70,427,574)	(66,318,319)
Net realized gain	—	—

Total distributions to shareholders	(70,427,574)	(66,318,319)
From Fund share transactions:
Proceeds from shares sold	205,677,238	193,997,683
Reinvestment of distributions	66,950,861	63,190,587

	272,628,099	257,188,270
Less payments for shares redeemed	(334,453,909)	(314,999,014)

Net increase (decrease) in net assets from Fund share transactions	(61,825,810)	(57,810,744)

Total increase (decrease) in net assets	37,366,771	14,620,886

Net assets:
Beginning of period	2,995,701,069	2,981,080,183

End of period*	$3,033,067,840	2,995,701,069

*Including undistributed net investment income (loss)	$34,206,017	31,657,066

Share Information
Sold	3,840,597	3,945,764
Issued in reinvestment of distributions	1,242,122	1,362,258
Redeemed	(6,281,760)	(6,453,004)

Net increase (decrease)	(1,199,041)	(1,144,982)

42	See accompanying notes to financial statements.

Balanced Fund		Interim Fund		Municipal Bond Fund
2011	2010	2011	2010	2011	2010

37,077,245	35,645,007	8,807,284	8,833,550	22,611,613	22,968,284
2,271,082	946,189	—	—	1,472,938	858,040
24,998,539	24,358,817	(810,051)	(571,632)	9,516,898	(4,077,435)

64,346,866	60,950,013	7,997,233	8,261,918	33,601,449	19,748,889

(36,702,880)	(35,604,562)	(8,807,284)	(8,833,550)	(22,611,613)	(22,968,284)
—	—	—	—	(858,040)	(1,294,555)

(36,702,880)	(35,604,562)	(8,807,284)	(8,833,550)	(23,469,653)	(24,262,839)

125,320,298	118,727,346	145,523,386	116,831,825	52,969,881	59,881,591
35,007,506	34,084,697	8,551,174	8,555,289	18,644,308	18,948,199

160,327,804	152,812,043	154,074,560	125,387,114	71,614,189	78,829,790
(149,080,836)	(131,978,162)	(122,200,355)	(97,937,613)	(59,096,573)	(33,897,795)

11,246,968	20,833,881	31,874,205	27,449,501	12,517,616	44,931,995

38,890,954	46,179,332	31,064,154	26,877,869	22,649,412	40,418,045

1,248,864,196	1,202,684,864	375,201,439	348,323,570	584,957,323	544,539,278

1,287,755,150	1,248,864,196	406,265,593	375,201,439	607,606,735	584,957,323

16,689,110	16,326,219	—	—	—	—

2,282,150	2,282,028	14,215,261	11,379,286	6,104,416	6,862,816
641,246	679,537	835,353	833,412	2,159,098	2,175,396
(2,730,551)	(2,548,810)	(11,962,289)	(9,550,126)	(6,912,762)	(3,890,043)

192,845	412,755	3,088,325	2,662,572	1,350,752	5,148,169

See accompanying notes to financial statements.	43

STATE FARM ASSOCIATES’ FUNDS TRUST

NOTES TO FINANCIAL STATEMENTS

1. Investment Objective

The State Farm Associates’ Funds Trust (the “Trust”) has four separate investment portfolios (each a “Fund” and together, the “Funds”). Each Fund has its own investment objective, investment policies, restrictions, and attendant risks. State Farm Investment Management Corp. (“SFIMC”) is the Trust’s investment adviser.

The State Farm Growth Fund (the “Growth Fund”) seeks long-term growth of capital which may be supplemented by income. The Growth Fund seeks to achieve this objective by investing under normal circumstances at least 80% of its assets in common stocks and other income producing equity securities.

The State Farm Balanced Fund (the “Balanced Fund”) seeks long-term growth of principal while providing some current income. The Balanced Fund seeks to achieve its objective by investing under normal circumstances approximately 60% of its assets in common stocks, and ordinarily limits its common stock investments to no more than 75% of total assets. The Balanced Fund ordinarily invests at least 25% of its total assets in fixed income securities. The Balanced Fund invests in bonds to provide relative stability of principal and income.

The State Farm Interim Fund (the “Interim Fund”) seeks the realization over a period of years of the highest yield consistent with relatively low price volatility. The Interim Fund seeks to achieve its investment objective through investment in high quality debt securities with short and intermediate-term maturities.

The State Farm Municipal Bond Fund (the “Municipal Bond Fund”) seeks as high a rate of income exempt from federal income taxes as is consistent with prudent investment management. The Municipal Bond Fund seeks to achieve its investment objective through investment primarily in a diversified selection of municipal bonds with maturities of one to seventeen years. The Municipal Bond Fund normally invests so that either (1) at least 80% of the Fund’s net investment income is exempt from regular federal income tax or (2) at least 80% of the Fund’s net assets are invested in securities that produce income exempt from regular federal income tax.

2. Significant accounting policies

The following is a summary of significant accounting policies followed by the Funds in the preparation of their financial statements in accordance with U.S. generally accepted accounting principles (“GAAP”).

Securities valuation

Investments are valued pursuant to valuation procedures approved by the Trust’s Board of Trustees. Valuations under these procedures are designed to reflect the fair value of the investments.

Fair value is defined as the price that the Funds would receive upon selling an investment in a timely transaction to an independent buyer in the principal or most advantageous market of the investment. A three-tier hierarchy is used to classify fair value measurements for disclosure purposes. The three-tier hierarchy of inputs is summarized in three broad levels as follows:

•	Level 1 - quoted prices (unadjusted) in active markets for identical securities
•

Level 2 - significant other observable inputs (other than quoted prices included within Level 1), such as quoted prices for similar securities and interest rates, prepayment speeds, credit risk, etc., on fixed income securities

•	Level 3 - significant unobservable inputs (including SFIMC’s own assumptions in determining the fair value of a Fund’s investments)

Stocks traded on securities exchanges, or in an over-the-counter market in which transaction prices are reported, are valued at the last sales prices on the day of valuation or, if there are no reported sales on that day, at the last reported bid price for the day. Stocks traded on NASDAQ are valued at the NASDAQ Official Closing Price. Long-term debt securities and U.S. Treasury bills are generally valued using quotations provided by an independent pricing service. Short-term debt securities with remaining maturities of 60 days or less (other than U.S. Treasury bills) are generally valued on an amortized cost basis, which approximates market value. Short sales, if any, are valued at market value.

Portfolio securities that are primarily traded on foreign securities exchanges (“foreign securities”) are valued at the closing values of such securities on the respective exchange where each security is primarily traded. SFIMC may determine that a market quotation for a foreign security held by a Fund is not reliable because of events or circumstances that have occurred between the time of the market quotation and the time the net asset value of the Fund is calculated. Such events might include company-specific developments, a development that might affect an entire market or region, a potentially global development or a significant change in one or more U.S. securities indexes. If SFIMC determines that the market quotation for a foreign security is not reliable, SFIMC will determine the foreign security’s value in SFIMC’s reasonable judgment.

For securities other than foreign securities, for which market prices are not readily available or are considered unreliable, SFIMC is required to obtain bid price quotations from brokers or dealers in the securities. If SFIMC cannot obtain a quotation for the security or if SFIMC believes the quotation does not represent the security’s fair value, then SFIMC will determine the security’s value in SFIMC’s reasonable judgment.

STATE FARM ASSOCIATES’ FUNDS TRUST

NOTES TO FINANCIAL STATEMENTS (continued)

In determining a value based on reasonable judgment, SFIMC may use different methodologies, including multiple of earnings, multiple of book value, discount from market of a similar freely traded security or, for debt securities, yield to maturity. Other factors SFIMC may consider in determining value for a security include, but are not limited to, fundamental analytical data relating to the security, the nature and duration of any restrictions on disposition of the security, the last traded price of the security, significant global or regional events such as political unrest, natural disasters, and war, and significant movements in major market indices, exchange traded funds, index futures or other financial instruments in the U.S. or other markets.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The following is a summary of the inputs used to value each Fund’s assets as of November 30, 2011:

	Investments in Securities
Fund	Level 1	Level 2	Level 3	Total
Growth Fund
Common Stocks (a)	$2,957,750,900	$—	$—	$2,957,750,900
Short-term Investments	64,433,700	—	—	64,433,700
Balanced Fund
Common Stocks (a)	702,501,415	—	—	702,501,415
Corporate Bonds (a)	—	177,048,154	—	177,048,154
Foreign Government Bonds	—	2,911,655	—	2,911,655
Government Agencies	—	3,439,999	—	3,439,999
U.S. Treasury Obligations	—	325,823,257	—	325,823,257
Short-term Investments	69,740,965	—	—	69,740,965
Interim Fund
Corporate Bonds (a)	—	59,606,811	—	59,606,811
U.S. Treasury Obligations	—	330,774,194	—	330,774,194
Short-term Investments	12,032,911	—	—	12,032,911
Municipal Bond Fund
Long-term Municipal Bonds	—	587,250,371	—	587,250,371
Short-term Investments	16,492,401	—	—	16,492,401

(a) Industry classification is disclosed in the Schedule of Investments.

The Funds did not hold any Level 3 securities or derivative instruments as of November 30, 2010 or for the year ended November 30, 2011. There were no significant transfers of securities between Level 1 and Level 2 as of November 30, 2011 as compared to November 30, 2010.

Securities transactions and investment income

For financial reporting purposes, security transactions are accounted for on trade date (date the order to buy or sell is executed) and dividend income is recorded on the ex-dividend date. Interest income is recorded on the accrual basis, and includes amortization of premiums and discounts on fixed income securities. Realized gains and losses from security transactions are reported on an identified cost basis.

Securities purchased on a “when-issued” basis

The Municipal Bond Fund may purchase municipal bonds on a “when-issued” basis. Delivery and payment for these securities may be a month or more after the purchase date, during which time such securities are subject to market fluctuations. The Municipal Bond Fund identifies and holds specific liquid assets with a market value at least equal to the amount of the when-issued purchase commitments in order to ensure that it can meet those commitments. It is possible that the securities will never be issued and the commitment cancelled. At November 30, 2011, the Municipal Bond Fund had commitments of $3,203,606 (representing 0.53% of net assets) for when-issued securities.

Fund share valuation

Fund shares are sold and redeemed on a continuous basis at net asset value. The net asset value per share is determined daily on each day the New York Stock Exchange is open. The net asset values are determined as of the close of regular session trading on the New York Stock Exchange (usually 3:00 p.m. Central time). The net asset value per share is computed by dividing the total value of a Fund’s investments and other assets, less liabilities, by the number of Fund shares outstanding.

45

STATE FARM ASSOCIATES’ FUNDS TRUST

NOTES TO FINANCIAL STATEMENTS (continued)

Federal income taxes, dividends and distributions to shareholders

Each Fund is a separate taxpayer for federal income tax purposes. It is the Funds’ policy to comply with the provisions of Subchapter M of the Internal Revenue Code applicable to regulated investment companies and, in the manner provided therein, to distribute substantially all of their taxable income, including any net realized gain on sales of investments, reportable for federal income tax purposes.

As of November 30, 2011, the Trust’s management completed a review of uncertain tax positions taken by the Funds, if any, and determined that no tax liability was required for unrecognized tax benefits, and no additional disclosures were needed. Generally, the tax authorities can initiate examinations of tax returns within the three year period beginning on the date such returns are filed. As a result, some tax returns are still open and subject to examination. In addition, management is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

As of November 30, 2011, each Fund’s aggregate unrealized gains and losses on securities based on cost for federal income tax purposes were as follows:

Fund	Cost of Investments for Federal Tax Purposes	Gross Unrealized Appreciation	Gross Unrealized (Depreciation)	Net Unrealized Appreciation (Depreciation)
Growth Fund	$1,335,957,314	$1,771,882,589	$(85,655,303)	$1,686,227,286
Balanced Fund	829,768,894	476,622,138	(24,925,587)	451,696,551
Interim Fund	389,745,132	12,714,175	(45,391)	12,668,784
Municipal Bond Fund	570,431,440	33,389,441	(78,109)	33,311,332

The differences, if any, between the cost of investments for federal income tax purposes and the cost of investments reflected on the Statements of Assets and Liabilities and Schedules of Investments are primarily related to the timing of recognition of gains and losses and investment income.

The Interim Fund and Municipal Bond Fund declare dividends daily equal to each Fund’s respective net investment income, and distributions of such amounts are made on the last business day of each month.

Net realized gains on sales of investments, if any, are distributed annually after the close of a Fund’s fiscal year. Dividends and distributions payable to shareholders are recorded by the respective Fund on the ex-dividend date.

On December 19, 2011, the Growth Fund declared an ordinary income dividend of $0.64912 per share to shareholders of record on December 16, 2011 (reinvestment date December 19, 2011).

On December 19, 2011, the Balanced Fund declared an ordinary income dividend of $0.80784 per share and a capital gain distribution of $0.06449 per share to shareholders of record on December 16, 2011 (reinvestment date December 19, 2011).

On December 19, 2011, the Municipal Bond Fund declared a capital gain distribution of $0.02132 per share to shareholders of record on December 16, 2011 (reinvestment date December, 19, 2011).

As of November 30, 2011, the following Funds had unused capital loss carryforwards available for federal income tax purposes to be applied against future capital gains, if any. Future capital loss carryforward utilization in any given year may be subject to Internal Revenue Code limitations. If not applied, the carryforwards will expire as follows:

Expiration year	Growth Fund	Interim Fund
2012	$—	$234,320
2013	—	375,020
2014	—	61,482
2015	—	89,458
2016	25,639,404	—
2017	14,963,272	—
2018	8,819,052	—

Total:	$49,421,728	$760,280

The Growth Fund utiltized $32,096,711 of capital loss carryforward to offset realized capital gains in 2011. The Balanced Fund utilized $761,424 of capital loss carryforward to offset realized capital gains in 2011.

On December 22, 2010, the Regulated Investment Company Modernization Act of 2010 (the “Act”) was enacted, which changed various technical rules governing the tax treatment of regulated investment companies. The changes are generally effective for taxable years beginning after the date of

46

STATE FARM ASSOCIATES’ FUNDS TRUST

NOTES TO FINANCIAL STATEMENTS (continued)

enactment. Under the Act, capital losses incurred after the date of enactment will be permitted to carry forward indefinitely. These capital losses must be utilized prior to capital losses incurred prior to the date of enactment. Therefore, pre-enactment capital loss carryforwards, which carry an expiration date, may be more likely to expire unused.

As of November 30, 2011, in accordance with federal tax regulations, the components of distributable earnings on a tax basis were as follows:

	Growth Fund	Balanced Fund	Interim Fund	Municipal Bond Fund
Undistributed ordinary income	$34,206,017	$16,689,110	$—	$130,115
Undistributed long-term gain	—	1,521,132	—	1,342,823
Accumulated capital and other losses	(49,421,728)	—	(760,280)	—
Unrealized appreciation (depreciation)	1,686,236,721	451,696,252	12,668,784	33,311,332

Total	$1,671,021,010	$469,906,494	$11,908,504	$34,784,270

The timing and characterization of certain income and capital gain distributions are determined annually in accordance with federal income tax regulations which may differ from GAAP. These differences may be primarily due to the recognition of net realized losses, the timing of fund distributions, expiring capital loss carryforwards, and foreign currency transactions. As a result, net investment income and net realized gain or loss on investment transactions for a reporting period may differ from distributions during such period. Accordingly, each Fund may periodically make reclassifications among certain capital accounts without impacting its net asset value.

For the year ended November 30, 2011, these reclassifications were as follows:

Fund	Paid in Capital	Accumulated Net Realized Gain (Loss)	Undistributed (Accumulated) Net Investment Income (Loss)
Growth Fund	$—	$29,560	$(29,560)
Balanced Fund	—	11,474	(11,474)

The tax character of distributions for the Municipal Bond Fund (including distributions declared but not yet paid) was designated as follows for the years ended November 30, 2011 and November 30, 2010:

2011	Tax-Exempt Income	Ordinary Income	Long-term Capital Gain	Total
Municipal Bond Fund	$22,611,613	$ —	$858,040	$23,469,653

2010	Tax-Exempt Income	Ordinary Income	Long-term Capital Gain	Total
Municipal Bond Fund	$22,968,284	$46,017	$1,248,538	$24,262,839

For the remaining Funds, the tax distributions of ordinary income and long-term capital gains were the same as the distributions from net investment income and capital gains reflected in the Statements of Changes in Net Assets for the years ended November 30, 2011 and November 30, 2010.

Foreign currency translation

Investment securities and other assets and liabilities denominated in a foreign currency are translated into U.S. dollars at the prevailing foreign exchange rates at November 30, 2011. Purchases and sales of investment securities and income and expense items denominated in foreign currencies are translated into U.S. dollars at the prevailing foreign exchange rates on the respective dates of transactions. That portion of realized and unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed but is included with realized and unrealized gains and losses on investment securities.

Expenses

Expenses arising in connection with a specific Fund are allocated to that Fund. Common Trust expenses are allocated between the Funds in proportion to each Fund’s relative net assets.

Use of estimates

The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the amounts reported in the financial statements and accompanying notes. Actual results could differ from those estimates.

47

STATE FARM ASSOCIATES’ FUNDS TRUST

NOTES TO FINANCIAL STATEMENTS (continued)

Commitments and contingencies

In the normal course of business, the Trust enters into contracts on behalf of the Funds that may contain provisions for general indemnifications. Each Fund’s maximum exposure under these indemnification provisions is unknown, as this would involve future claims that may be made against each Fund that are not known at this time. However, based on past experience, the Funds believe the risk of loss from these indemnification provisions is remote.

Line of credit

State Farm Mutual Automobile Insurance Company (“Auto Company”), the parent company of SFIMC, has entered into a Line of Credit Agreement with the Trust. Under that agreement, a Fund may request and Auto Company, in its complete discretion, may lend money to a Fund for up to 30 days on an unsecured basis. Auto Company will not lend more that $50 million at any one time to the Funds and to the other mutual funds advised by SFIMC. Under the agreement, a Fund will pay interest to Auto Company on any outstanding loan at a rate equal to the current 30-day A1+/P1 Commerical Paper Index. The Funds did not borrow under the Line of Credit Agreement during the year ended November 30, 2011.

New accounting pronouncement

In May 2011, the Financial Accounting Standards Board (“FASB”) issued ASU No. 2011-4, “Amendments to Achieve Common Fair Value Measurement and Disclosure Requirements in U.S. GAAP and IFRSs”, which is effective for reporting periods beginning after December 15, 2011. This update changes the wording used to describe many of the requirements in U.S. GAAP for measuring fair value and for disclosing information about fair value measurements. They also clarify that a reporting entity should disclose quantitative information about the unobservable inputs used in a fair value measurement that is categorized within Level 3 of the fair value hierarchy. At this time, the Trust’s management is evaluating the impact these amendments may have on the Trust’s financial statements, if any.

3. Transactions with affiliates

The Trust has entered into an investment advisory and management services agreement with SFIMC pursuant to which each Fund pays SFIMC an annual fee (computed on a daily basis and paid monthly) at the following rates:

Growth Fund	0.20% of the first $100 million of average net assets
0.15% of the next $100 million of average net assets
0.10% of the average net assets in excess of $200 million

Balanced Fund	0.20% of the first $100 million of average net assets
0.15% of the next $100 million of average net assets
0.10% of the average net assets in excess of $200 million

Interim Fund	0.20% of the first $50 million of average net assets
0.15% of the next $50 million of average net assets
0.10% of the average net assets in excess of $100 million

Municipal Bond Fund	0.20% of the first $50 million of average net assets
0.15% of the next $50 million of average net assets
0.10% of the average net assets in excess of $100 million

Other than proceeds from the account fee imposed on certain shareholders of the Trust, the Funds do not pay any direct or indirect discount, commission or other compensation for transfer agent services provided by SFIMC or for distribution and underwriting services provided by State Farm VP Management Corp.

Certain officers and/or trustees of the Trust are also officers and/or directors of SFIMC. The Trust made no payments to its officers or trustees except for trustees’ fees paid to or accrued for the Trust’s independent trustees.

Expense Reduction Agreement

SFIMC has agreed to reimburse a Fund if, and to the extent, a Fund’s total annual operating expenses (excluding taxes, interest, extraordinary litigation expenses, brokerage commissions and other portfolio transaction costs) exceed 0.40% of the Fund’s average net assets.

48

STATE FARM ASSOCIATES’ FUNDS TRUST

NOTES TO FINANCIAL STATEMENTS (continued)

4. Investment transactions

Investment transactions (exclusive of short-term instruments) for the year ended November 30, 2011:

	Purchases (excluding U.S. Government Obligations)	Sales (excluding U.S. Government Obligations)	Purchases of U.S. Government Obligations	Sales of U.S. Government Obligations
Growth Fund	$16,104,123	$108,636,805	$ —	$ —
Balanced Fund	25,880,501	64,397,917	60,832,502	5,000,000
Interim Fund	—	25,000,000	104,252,266	36,000,000
Municipal Bond Fund	60,749,478	68,565,782	—	—

FINANCIAL HIGHLIGHTS

The financial highlights table is intended to help you understand the financial performance of each Fund for the past five years. Certain information reflects financial results for a single Fund share. The total returns within each table represent the rate that an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all dividends and distributions).

STATE FARM ASSOCIATES’ FUNDS TRUST GROWTH FUND

(For a share outstanding throughout each period)

	Year ended November 30,
	2011	2010	2009	2008	2007
Net asset value, beginning of period	$50.42	49.23	42.27	63.49	56.98

Income from Investment Operations
Net investment income (a)	1.23	1.12	1.14	1.29	1.20
Net gain (loss) on investments (both realized and unrealized)	1.64	1.17	7.05	(19.12)	6.48

Total from investment operations	2.87	2.29	8.19	(17.83)	7.68

Less Distributions
Net investment income	(1.19)	(1.10)	(1.23)	(1.31)	(1.17)
Net realized gain	—	—	—	(2.08)	—

Total distributions	(1.19)	(1.10)	(1.23)	(3.39)	(1.17)

Net asset value, end of period	$52.10	50.42	49.23	42.27	63.49

Total Return	5.63%	4.86%	19.92%	(29.57)%	13.65%

Ratios/Supplemental Data
Net assets, end of period (millions)	$3,033.1	2,995.7	2,981.1	2,562.9	3,801.4

Average net asset ratios
Expenses	0.12%	0.12%	0.13%	0.12%	0.12%
Net investment income	2.32%	2.29%	2.71%	2.35%	2.00%

Portfolio turnover rate	1%	1%	1%	2%	4%

(a)	Average shares outstanding for the period were used to calculate net investment income per share.

50	See accompanying notes to financial statements.

STATE FARM ASSOCIATES’ FUNDS TRUST BALANCED FUND

(For a share outstanding throughout each period)

	Year ended November 30,
	2011	2010	2009	2008	2007
Net asset value, beginning of period	$53.22	52.17	46.64	60.45	55.94

Income from Investment Operations
Net investment income (a)	1.56	1.52	1.64	1.83	1.76
Net gain (loss) on investments (both realized and unrealized)	1.21	1.06	5.67	(12.05)	4.52

Total from investment operations	2.77	2.58	7.31	(10.22)	6.28

Less Distributions
Net investment income	(1.56)	(1.53)	(1.78)	(1.85)	(1.72)
Net realized gain (b)	—	—	—	(1.74)	(0.05)

Total distributions	(1.56)	(1.53)	(1.78)	(3.59)	(1.77)

Net asset value, end of period	$54.43	53.22	52.17	46.64	60.45

Total Return	5.21%	5.15%	16.17%	(17.88)%	11.49%

Ratios/Supplemental Data
Net assets, end of period (millions)	$1,287.8	1,248.9	1,202.7	1,052.8	1,339.6

Average net asset ratios
Expenses	0.13%	0.13%	0.14%	0.13%	0.13%
Net investment income	2.86%	2.93%	3.48%	3.36%	3.06%

Portfolio turnover rate	6%	5%	1%	4%	9%

(a)	Average shares outstanding for the period were used to calculate net investment income per share.
(b)	Distributions represent less than $0.01 per share for the year ended November 30, 2009.

See accompanying notes to financial statements.	51

STATE FARM ASSOCIATES’ FUNDS TRUST INTERIM FUND

(For a share outstanding throughout each period)

	Year ended November 30,
	2011	2010	2009	2008	2007
Net asset value, beginning of period	$10.30	10.31	10.30	9.94	9.64

Income from Investment Operations
Net investment income	0.24	0.26	0.28	0.33	0.37
Net gain (loss) on investments (both realized and unrealized)	(0.02)	(0.01)	0.01	0.36	0.30

Total from investment operations	0.22	0.25	0.29	0.69	0.67

Less Distributions
Net investment income	(0.24)	(0.26)	(0.28)	(0.33)	(0.37)

Total distributions	(0.24)	(0.26)	(0.28)	(0.33)	(0.37)

Net asset value, end of period	$10.28	10.30	10.31	10.30	9.94

Total Return	2.19%	2.43%	2.81%	7.09%	7.13%

Ratios/Supplemental Data
Net assets, end of period (millions)	$406.3	375.2	348.3	328.8	226.7

Average net asset ratios
Expenses	0.16%	0.16%	0.16%	0.17%	0.18%
Net investment income	2.36%	2.50%	2.68%	3.28%	3.83%

Portfolio turnover rate	17%	11%	11%	16%	18%

52	See accompanying notes to financial statements.

STATE FARM ASSOCIATES’ FUNDS TRUST MUNICIPAL BOND FUND

(For a share outstanding throughout each period)

	Year ended November 30,
	2011	2010	2009	2008	2007
Net asset value, beginning of period	$8.64	8.70	8.16	8.43	8.48

Income from Investment Operations
Net investment income	0.34	0.35	0.37	0.36	0.37
Net gain (loss) on investments (both realized and unrealized)	0.16	(0.04)	0.56	(0.25)	(0.05)

Total from investment operations	0.50	0.31	0.93	0.11	0.32

Less Distributions
Net investment income	(0.34)	(0.35)	(0.37)	(0.36)	(0.37)
Net realized gain (a)	(0.01)	(0.02)	(0.02)	(0.02)	—

Total distributions	(0.35)	(0.37)	(0.39)	(0.38)	(0.37)

Net asset value, end of period	$8.79	8.64	8.70	8.16	8.43

Total Return	5.97%	3.64%	11.53%	1.30%	3.91%

Ratios/Supplemental Data
Net assets, end of period (millions)	$607.6	585.0	544.5	478.6	465.7

Average net asset ratios
Expenses	0.16%	0.15%	0.16%	0.15%	0.15%
Net investment income	3.93%	4.04%	4.27%	4.35%	4.41%

Portfolio turnover rate	11%	9%	9%	16%	13%

(a)	Distributions represent less than $0.01 per share for the year ended November 30, 2007.

See accompanying notes to financial statements.	53

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees and Shareholders of

State Farm Associates’ Funds Trust:

In our opinion, the accompanying statements of assets and liabilities, including the schedules of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of State Farm Growth Fund, State Farm Balanced Fund, State Farm Interim Fund and State Farm Municipal Bond Fund, four funds comprising the State Farm Associates’ Funds Trust (the “Funds”), at November 30, 2011, and the results of each of their operations, the changes in each of their net assets and the financial highlights for the year then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements based on our audit. We conducted our audit of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audit, which included confirmation of securities at November 30, 2011 by correspondence with the custodian and brokers, provides a reasonable basis for our opinion. The statements of changes in net assets and the financial highlights of the Funds for the periods ended November 30, 2010 and prior were audited by another independent registered public accounting firm whose report dated January 24, 2011 expressed an unqualified opinion on those statements and highlights.

PricewaterhouseCoopers LLP

Chicago, Illinois

January 25, 2012

CHANGE IN INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM (unaudited)

On September 16, 2011, the Board of Trustees of State Farm Associates’ Funds Trust (the “Trust”), upon the recommendation of the Audit Committee of the Board of Trustees of the Trust (the “Audit Committee”), ratified the Audit Committee’s appointment of PricewaterhouseCoopers LLP (“PwC”) as the independent registered public accounting firm to the Trust for its fiscal year ending November 30, 2011, to be effective upon the resignation of Ernst & Young LLP (“E&Y”) from that position.

Effective September 19, 2011, E&Y resigned as independent registered public accounting firm to the Trust. For the fiscal years ended November 30, 2010 and November 30, 2009, and during the interim period commencing December 1, 2010 and ended September 19, 2011 (the date of E&Y’s resignation as independent registered public accounting firm to the Trust), E&Y served as the Trust’s independent registered public accounting firm with respect to the four separate investment portfolios of the Trust (together the “Funds”). For the fiscal years ended November 30, 2010 and November 30, 2009, E&Ys audit reports concerning the Funds contained no adverse opinion or disclaimer of opinion; nor were its reports qualified or modified as to uncertainty, audit scope, or accounting principles. Further, in connection with its audits for the fiscal years ended November 30, 2010 and November 30, 2009, and through September 19, 2011, there were no disagreements between the Trust and E&Y on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure which, if not resolved to the satisfaction of E&Y, would have caused it to make reference to the disagreements in its reports on the financial statements for such periods. In addition, there were no reportable events of the kind described in Item 304(a)(1)(v) of Regulation S-K under the Securities Exchange Act of 1934, as amended.

During the Trust’s fiscal years ended November 30, 2010 and November 30, 2009, and the interim period ended September 19, 2011, neither the Trust nor anyone on its behalf consulted PwC concerning (i) the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Trust’s financial statements or (ii) the subject of a disagreement (as defined in paragraph (a)(1)(iv) of Item 304 of Regulation S-K) or reportable events (as described in paragraph (a)(1)(v) of said Item 304).

Management Information – State Farm Associates’ Funds Trust (unaudited)

I. Information about Non-Interested (Independent) Trustees of State Farm Associates’ Funds Trust

Name, Address, and Age	Position Held with Fund	Length of Time Served and Term of Office	Principal Occupation(s) During the Past 5 years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee

Thomas M. Mengler One State Farm Plaza Bloomington, Illinois 61710 Age 58	Trustee	Began service in 1998 to the predecessor of the Trust and serves until successor is elected or appointed.	DEAN and PROFESSOR OF LAW – University of St. Thomas School of Law; TRUSTEE – State Farm Variable Product Trust, State Farm Mutual Fund Trust.	28	None
James A. Shirk One State Farm Plaza Bloomington, Illinois 61710 Age 67	Trustee	Began service in 1987 to the predecessor of the Trust and serves until successor is elected or appointed.	DIRECTOR and PRESIDENT – Beer Nuts, Inc. (manufacturer of snack foods); PRESIDENT/OWNER - Tiehack Development Company (land developer); TRUSTEE – State Farm Variable Product Trust, State Farm Mutual Fund Trust.	28	None
Victor J. Boschini One State Farm Plaza Bloomington, Illinois 61710 Age 55	Trustee	Began service in 2001 and serves until successor is elected or appointed.	CHANCELLOR – Texas Christian University; TRUSTEE – State Farm Variable Product Trust, State Farm Mutual Fund Trust.	28	None
David L. Vance One State Farm Plaza Bloomington, Illinois 61710 Age 59	Trustee	Began service in 2001 and serves until successor is elected or appointed.	PRESIDENT/OWNER (since 7/2010) - Poudre River Press LLC (book publisher); CONSULTANT/ PRESIDENT (since 2/2007) – Manage Learning LLC (consults with organizations on learning strategy, governance, measurement and evaluation); PRESIDENT (1/2000-1/2007) – Caterpillar University; CHIEF ECONOMIST AND MANAGER of the Business Intelligence Group (1/1994-1/2007) – Caterpillar, Inc. (manufacturer of heavy equipment and earth-moving machinery); TRUSTEE – State Farm Variable Product Trust, State Farm Mutual Fund Trust.	28	None
Donald A. Altorfer One State Farm Plaza Bloomington, Illinois 61710 Age 68	Trustee	Began service in 2001 and serves until successor is elected or appointed.	CHAIRMAN – Altorfer, Inc. (dealer in heavy machinery and equipment); TRUSTEE – State Farm Variable Product Trust, State Farm Mutual Fund Trust.	28	None
Alan R. Latshaw One State Farm Plaza Bloomington, Illinois 61710 . Age 60	Trustee	Began service in 2005 and serves until successor is elected or appointed.	RETIRED; TRUSTEE – State Farm Variable Product Trust, State Farm Mutual Fund Trust.	28	TRUSTEE – MainStay Funds (65 portfolios) TRUSTEE - (10/2005 - 8/2007) Utopia Funds (4 portfolios)
Anita M. Nagler One State Farm Plaza Bloomington, Illinois 61710 Age 55	Trustee	Began service in 2006 and serves until successor is elected or appointed.	DIRECTOR (since 2/2008) - Baron Capital Group, Inc. (investment adviser and distributor of mutual funds); PRIVATE INVESTOR; TRUSTEE (since 12/2006) – State Farm Mutual Fund Trust, State Farm Variable Product Trust.	28	None

Management Information – State Farm Associates’ Funds Trust (unaudited)

II. Information about Interested Trustees/Officers of State Farm Associates’ Funds Trust

Name, Address, and Age	Position(s) Held with Fund	Length of Time Served and Term of Office	Principal Occupation(s) During the Past 5 years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee
Edward B. Rust, Jr.* One State Farm Plaza Bloomington, Illinois 61710 Age 61	Trustee and President	Began service in 1991 to the predecessor of the Trust and serves until successor is elected or appointed.	CHAIRMAN OF THE BOARD, CHIEF EXECUTIVE OFFICER, PRESIDENT (since 1/2007) and DIRECTOR – State Farm Mutual Automobile Insurance Company; PRESIDENT and DIRECTOR – State Farm VP Management Corp., State Farm Investment Management Corp.; PRESIDENT and TRUSTEE – State Farm Variable Product Trust, State Farm Mutual Fund Trust.	28	DIRECTOR – McGraw-Hill Corporation (publishing company); DIRECTOR – Caterpillar, Inc.; DIRECTOR – Helmerich & Payne, Inc. (energy exploration and production company)
Michael L. Tipsord* One State Farm Plaza Bloomington, Illinois 61710 Age 52	Trustee, Senior Vice President and Treasurer	Began service in 1989 as an officer to the predecessor of the Trust and serves until removed; began service in 2002 as a Trustee of the Trust and serves until successor is elected or appointed.	VICE CHAIRMAN and CHIEF OPERATING OFFICER (since 12/2010), CHIEF FINANCIAL OFFICER, (before 12/2010), TREASURER (before 6/2009) and DIRECTOR (since 6/2007) – State Farm Mutual Automobile Insurance Company; DIRECTOR, SENIOR VICE PRESIDENT and TREASURER – State Farm Investment Management Corp., State Farm VP Management Corp.; TRUSTEE, SENIOR VICE PRESIDENT and TREASURER – State Farm Variable Product Trust, State Farm Mutual Fund Trust.	28	DIRECTOR – Navigant Consulting, Inc. (international consulting firm)

*	Messrs. Rust and Tipsord are “interested” Trustees as defined by the Investment Company Act of 1940 because each is (i) an Officer of State Farm Associates’ Funds Trust (the “Trust”), (ii) a Director of State Farm Investment Management Corp., the Trust’s investment adviser, (iii) a Director of State Farm VP Management Corp., the Trust’s distributor, (iv) an Officer of State Farm Investment Management Corp., and (v) an Officer of State Farm VP Management Corp.

Management Information – State Farm Associates’ Funds Trust (unaudited)

III. Information about Officers of State Farm Associates’ Fund Trust

Name, Address, and Age	Position(s) Held with Fund	Length of Time Served and Term of Office	Principal Occupation(s) During the Past 5 years
Paul N. Eckley One State Farm Plaza Bloomington, Illinois 61710 Age 57	Senior Vice President	Began service in 1999 to the predecessor of the Trust and serves until removed.	SENIOR VICE PRESIDENT – INVESTMENTS – State Farm Mutual Automobile Insurance Company.
Donald E. Heltner One State Farm Plaza Bloomington, Illinois 61710 Age 64	Vice President	Began service in 1998 to the predecessor of the Trust and serves until removed.

VICE PRESIDENT – FIXED INCOME – State Farm Mutual Automobile Insurance Company; VICE PRESIDENT – State Farm Investment Management Corp., State Farm Variable Product Trust, State Farm Mutual Fund Trust.

Paul J. Smith One State Farm Plaza Bloomington, Illinois 61710 Age 48	Senior Vice President	Began service in June 2011 and serves until removed.

CHIEF FINANCIAL OFFICER (since 12/2010), TREASURER (since 6/2009), SENIOR VICE PRESIDENT (since 3/2007), and OPERATIONS VICE PRESIDENT (7/2005 - 3/2007) - State Farm Mutual Automobile Insurance Company; DIRECTOR (since 3/2011) and SENIOR VICE PRESIDENT (since 12/2009) – State Farm Investment Management Corp., State Farm VP Management Corp.; SENIOR VICE PRESIDENT (since 6/2011) – State Farm Variable Product Trust, State Farm Mutual Fund Trust.

Joe R. Monk Jr. One State Farm Plaza Bloomington, IL 61710 Age 48	Senior Vice President	Began service in March 2011 and serves until removed.

SENIOR VICE PRESIDENT, CHIEF ADMINISTRATIVE OFFICER (since 4/2010) and OPERATIONS VICE PRESIDENT (6/2008 - 4/2010) - State Farm Life Insurance Company; VICE PRESIDENT - SECURITIES PRODUCTS (since 1/2011), VICE PRESIDENT – HEALTH (since 4/2010), OPERATIONS VICE PRESIDENT - HEALTH (6/2008 - 4/2010) and VICE PRESIDENT - AGENCY (12/2004 - 6/2008) - State Farm Mutual Automobile Insurance Company; SENIOR VICE PRESIDENT (since 7/2010) – State Farm Investment Management Corp., State Farm VP Management Corp.; SENIOR VICE PRESIDENT (since 3/2011) - State Farm Variable Product Trust, State Farm Mutual Fund Trust.

Kurt T. Oleson Three State Farm Plaza Bloomington, Illinois 61791 Age 50	Vice President and Secretary	Began service in March 2009 and serves until removed.

ASSISTANT VICE PRESIDENT – SECURITIES PRODUCTS (since 1/2009) and ASSISTANT VICE PRESIDENT – AUDITING (9/2006-1/2009) – State Farm Mutual Automobile Insurance Company; VICE PRESIDENT – FINANCIAL and SECRETARY (since 3/2009) – State Farm Investment Management Corp., State Farm VP Management Corp.; VICE PRESIDENT and SECRETARY (since 3/2009) – State Farm Variable Product Trust, State Farm Mutual Fund Trust.

David R. Grizzle Three State Farm Plaza Bloomington, Illinois 61791 Age 52	Chief Compliance Officer and Assistant Secretary- Treasurer	Began service as Assistant Secretary- Treasurer in 2001 and as Chief Compliance Officer in 2006 and serves until removed.

CHIEF COMPLIANCE OFFICER – State Farm Variable Product Trust, State Farm Mutual Fund Trust; DIRECTOR – SECURITIES PRODUCTS – State Farm Mutual Automobile Insurance Company; ASSISTANT SECRETARY – TREASURER – State Farm Variable Product Trust, State Farm Mutual Fund Trust; CHIEF COMPLIANCE OFFICER and ASSISTANT SECRETARY - TREASURER – State Farm Investment Management Corp.; ASSISTANT SECRETARY – TREASURER – State Farm VP Management Corp.

The Trust’s Statement of Additional Information (“SAI”) includes additional information about the Trustees of the Trust, and the SAI is available without charge upon request. Call toll-free 1-800-447-0740 to request a copy of the SAI.

P.O. Box 219548
Kansas City, MO 64121-9548

FORWARDING SERVICE REQUESTED

U.S. POSTAGE
PAID
LANCASTER, PA
PERMIT NO. 1275

PRESORTED STANDARD

Not FDIC Insured	• May Lose Value • No Bank Guarantee

There is no assurance that the Funds will achieve their investment objectives. Investment return and principal value will fluctuate and Fund shares, when redeemed, may be worth more or less than their original cost. State Farm Mutual Funds are not insurance products.

State Farm VP Management Corp.
(Underwriter and Distributor of Securities Products)
One State Farm Plaza
Bloomington, Illinois 61710-0001
1-800-447-0740

statefarm.com®

1-2012
190-4049.13-CH AP2012/01/0051 Printed in U.S.A.

ITEM 2.	CODE OF ETHICS.

As of the end of the period covered by this report, the registrant has adopted a code of ethics that applies to the registrants’ principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions (each a “covered person”). During the period covered by this Form N-CSR, registrant did not make any amendment to any provisions of such code of ethics that applies to a covered person and that relates to any element of such code set forth in paragraph (b) of Item 2 of Form N-CSR, and registrant did not grant any waiver from such code of ethics provisions. Registrant hereby undertakes to provide a copy of such code of ethics to any person upon request, without charge. To request a copy of the code of ethics, contact the registrant at 1-800-447-0740.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT.

Registrant’s board of trustees has determined that Alan Latshaw and Anita Nagler, members of the registrant’s Audit Committee, each have all of the attributes to be deemed an “audit committee financial expert,” as such term is defined in Instruction 2(b) to Item 3 of Form N-CSR. Mr. Latshaw and Ms. Nagler are “independent” as such term is defined in paragraph (a)(2) of Item 3 of Form N-CSR.

As indicated in Instruction 2(d) to Item 3 of Form N-CSR, a person who is determined to be an audit committee financial expert will not be deemed an “expert” for any purpose, including without limitation for the purposes of Section 11 of the Securities Act of 1933, as a result of being designated or identified as an audit committee financial expert pursuant to this Item 3 of Form N-CSR. The designation or identification of a person as an audit committee financial expert pursuant to this Item 3 of Form N-CSR does not impose on such person any duties, obligations, or liability that are greater than the duties, obligations, and liability imposed on such person as a member of the Audit Committee and board of trustees in the absence of such designation or identification. The designation or identification of a person as an audit committee financial expert pursuant to this Item 3 of Form N-CSR does not affect the duties, obligations, or liability of any other member of the Audit Committee or board of trustees.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES.

(a)	Audit Fees

Billed to registrant for fiscal year ending November 30, 2011: $ 106,065

Billed to registrant for fiscal year ending November 30, 2010: $ 121,807

The audit fees for November 30, 2011 are based on amounts billed and expected to be billed to registrant by the registrant’s independent registered public accountant and include an estimated amount from the registrant’s independent registered public accountant for the out-of-pocket expenses it expects to bill to registrant for that time period.

(b)	Audit-Related Fees

Billed to registrant for fiscal year ending November 30, 2011: $ 0

Billed to registrant for fiscal year ending November 30, 2010: $ 0

The nature of the services comprising the fees disclosed under this category: not applicable

Fees required to be approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Reg. S-X:

Billed for fiscal year ending November 30, 2011: $ 0

Billed for fiscal year ending November 30, 2010: $ 0

The nature of the services comprising the fees disclosed under this category: not applicable

(c)	Tax Fees

Billed to registrant for fiscal year ending November 30, 2011: $ 17,000

Billed to registrant for fiscal year ending November 30, 2010: $ 15,000

The nature of the services comprising the fees disclosed under this category:

Includes fees for reviewing the registrant’s compliance with tax qualification tests relating to asset diversification, gross income, and distribution requirements to maintain the registrant’s status as a Regulated Investment Company under current provisions of the Internal Revenue Code. Also includes fees for reviewing the registrant’s tax returns (federal, state, and excise) and a review of income tax and excise tax positions, issues and tax accounting methods with respect to the registrant.

Fees required to be approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Reg. S-X:

Billed for fiscal year ending November 30, 2011: $ 0

Billed for fiscal year ending November 30, 2010: $ 0

The nature of the services comprising the fees disclosed under this category: not applicable

(d)	All Other Fees

Billed to registrant for fiscal year ending November 30, 2011: $ 0

Billed to registrant for fiscal year ending November 30, 2010: $ 0

The nature of the services comprising the fees disclosed under this category include: not applicable

Fees required to be approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Reg. S-X:

Billed for fiscal year ending November 30, 2011: $ 20,600

Billed for fiscal year ending November 30, 2010: $ 0

The nature of the services comprising the fees disclosed under this category:

The fees for November 30, 2011 that were approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Reg. S-X were billed to registrant’s transfer agent, State Farm Investment Management Corp., by the registrant’s independent registered public accountant. These fees related to the performance of an internal control review of the internal controls of the registrant’s transfer agent and issuance of a report in accordance with Rule 17Ad-13 under the Securities Exchange Act of 1934 by the registrant’s independent registered public accountant.

(e)(1)	The Audit Committee’s pre-approval policies and procedures described in paragraph (c)(7) of Rule 2-01 of Regulation S-X:

The Audit Committee (the “Committee”) will approve and recommend to the Board, the selection, retention or termination of the independent registered public accountants of the Trust, and review the independent registered public accountant’s fees to determine whether those fees appear to be appropriate for the services rendered.

a.	Any engagement shall be pursuant to a written engagement letter approved by the Committee, which shall provide, among other things, that:

- the Committee shall be directly responsible for the appointment, compensation and oversight of the independent registered public accountants; and

- the independent registered public accountants shall report directly to the Committee.

b.	Pre-approve any engagement of the independent registered public accountants to provide any services (other than the prohibited non-audit services specified in section c. below) to the Trust, or to SFIMC [State Farm Investment Management Corp.] and any entity controlling, controlled by, or under common control with SFIMC that provides ongoing services to the Trust (if the engagement relates directly to the operations and financial reporting of the Trust), including the fees and other compensation to be paid to the independent registered public accountants. The Chairman of the Committee may grant such pre-approval. Any such delegated pre-approval shall be presented to the Committee by the Chairman at the next meeting of the Committee.

(1)	Pre-approval of non-audit services for the Trust is waived, if:

a.	the aggregate amount of all non-audit services provided to the Trust is less than 5% of the total fees paid by the Trust to its independent registered public accountants during the fiscal year in which the non-audit services are provided;

b.	the services were not recognized by management at the time of the engagement as non-audit services; and

c.	such services are promptly brought to the attention of the Committee by management and the Committee approves them (which may be by delegation as provided for above) prior to the completion of the audit.

(2)	Pre-approval of non-audit services for SFIMC or any entity controlling, controlled by, or under common control with SFIMC that provides ongoing services to the Trust is waived, if:

a.	the aggregate amount of all non-audit services provided is less than 5% of the total fees paid by the Trust, SFIMC and any entity controlling, controlled by, or under common control with SFIMC that provides ongoing services to the Trust to its independent registered public accountants during the fiscal year in which the non-audit services are provided that would have to be pre-approved;

b.	the services were not recognized by management at the time of the engagement as non-audit services; and

c.	such services are promptly brought to the attention of the Committee by management and the Committee approves them (which may be by delegation) prior to the completion of the audit.

c.	The independent registered public accountants shall not perform any of the following non-audit services for the Trust:

(1)	bookkeeping or other services related to the accounting records or financial statements of the Trust;

(2)	financial information systems design and implementation;

(3)	appraisal or valuation services, fairness opinions, or contribution-in-kind reports;

(4)	actuarial services;

(5)	internal audit outsourcing services;

(6)	management functions or human resources;

(7)	broker or dealer, investment adviser, or investment banking services;

(8)	legal services and expert services unrelated to the audit; and

(9)	any other services that the Public Company Accounting Oversight Board determines are impermissible.

(e)(2)	The percentage of services described in each of paragraphs (b) through (d) of this Item that were rendered to the registrant and approved by the Committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X:

	Paragraph (b)	Paragraph (c)	Paragraph (d)

Fiscal year ending November 30, 2011:	not applicable	not applicable	not applicable
Fiscal year ending November 30, 2010:	not applicable	not applicable	not applicable

The percentage of services described in each of paragraphs (b) through (d) of this Item that were approved by the Committee pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X:

	Paragraph (b)	Paragraph (c)	Paragraph (d)

Fiscal year ending November 30, 2011:	not applicable	0.0%	100%
Fiscal year ending November 30, 2010:	not applicable	0.0%	not applicable

(f)	Not applicable.

(g)	Aggregate non-audit fees billed by the registrant’s accountant for services rendered to registrant:

Fiscal year ending November 30, 2011: $ 17,000

Fiscal year ending November 30, 2010: $ 15,000

Aggregate non-audit fees billed by the registrant’s accountant for services rendered to registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser):

Fiscal year ending November 30, 2011: $ 20,600

Fiscal year ending November 30, 2010: $ 0

Aggregate non-audit fees billed by the registrant’s accountant for services rendered to any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant:

Fiscal year ending November 30, 2011: $ 0

Fiscal year ending November 30, 2010: $ 0

(h)	Not applicable.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable.

ITEM 6.	INVESTMENTS.

(a) The information required by this Item 6 is included as part of the report to shareholders under Item 1 of this Form N-CSR.

(b) Not applicable.

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

There were no material changes to the procedures by which shareholders may recommend nominees to the State Farm Associates’ Funds Trust Board of Trustees.

ITEM 11.	CONTROLS AND PROCEDURES.

(a) The registrant’s principal executive officer and principal financial officer evaluated the effectiveness of the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”) (17 CFR 270.30a-3(c))) as of a date within 90 days of the filing date of this report (the “Evaluation Date”), and based on their evaluation as of the Evaluation Date of these controls and procedures as required by Rule 30a-3(b) under the Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934 (17 CFR 240.13a-15(b) or 240.15d-15(b)) (as applicable), concluded that the registrant’s disclosure controls and procedures are effective.

(b) No change in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act (17 CFR 270.30a-3(d))) occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

ITEM 12.	EXHIBITS.

(a)(1) Not applicable.

(a)(2) A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Act (17 CFR 270.30a-2(a)): Attached hereto as EX-99.CERT.

(a)(3) Not applicable.

(b) Certification of principal executive officer and principal financial officer as required by Rule 30a-2(b) under the Act (17 CFR 270.30a-2(b)), Rule 13a-14(b) or Rule 15d-14(b) under the Securities Exchange Act of 1934 (17 CFR 240.13a-14(b) or 240.15d-14(b))(as applicable), and Section 1350 of Chapter 63 of Title 18 of the United States Code (18 U.S.C. 1350): Attached hereto as EX-99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

State Farm Associates’ Funds Trust

By	/s/ Edward B. Rust, Jr.
Edward B. Rust, Jr.
President

Date January 25, 2012

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By	/s/ Edward B. Rust, Jr.
Edward B. Rust, Jr.
President

Date January 25, 2012

By	/s/ Michael L. Tipsord
Michael L. Tipsord
Senior Vice President and Treasurer

Date January 25, 2012